[front cover]

                                AMERICAN CENTURY
                               Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

International Growth
International Discovery
Emerging Markets
Global Growth

May 31, 2001

[american century logo and text logo (reg. sm)]


[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The six months covered by this report were challenging for international investors, whose resolve was tested by a global environment of slowing business activity and declining corporate earnings. Most major international stock markets were down for the period, leading to short-term declines for three of our four international funds. We navigate stretches of market volatility and economic uncertainty by adhering closely to our discipline of searching for individual companies whose earnings are improving. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk, currently CIO for American Century's fixed income discipline, succeeded Puff as ACIM president and CIO. As the company's top investment executive, Merk is responsible for all of American Century's investment management functions, including portfolio management, research and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob Puff for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, he'll increase his focus on business strategy and professional development of investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,

/signature/ James E. Stowers, Jr.       /signature/ James E. Stowers III
James E. Stowers, Jr.                   James E. Stowers III
Founder and Chairman                    Co-Chairman of the Board

[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INTERNATIONAL GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
INTERNATIONAL DISCOVERY
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
EMERGING MARKETS
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22
GLOBAL GROWTH
   Performance Information ................................................   25
   Management Q&A .........................................................   26
   Schedule of Investments ................................................   29
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ....................................   32
   Statement of Operations ................................................   33
   Statement of Changes in Net Assets .....................................   34
   Notes to Financial Statements ..........................................   36
   Financial Highlights ...................................................   42
OTHER INFORMATION
   Share Class and Retirement Account Information .........................   54
   Background Information
      Portfolio Managers ..................................................   55
      Investment Philosophy and Policies ..................................   55
      How Currency Returns Affect Fund Performance ........................   55
      Comparative Indices .................................................   56
   Glossary ...............................................................   57


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

* International Growth declined 11.93% for the six months ended May 31, 2001, while its benchmark, the Morgan Stanley Capital International EAFE Index, fell 8.06%.

* The search for growing companies led International Growth to reduce its investments in financials, take a greater representation in energy-related companies, and increase our investments in auto manufacturers and selected retailers.

* The disciplined process pointed the fund to companies with potential predictable earnings that appear able to sustain their growth, even in a slowing economy, such as grocery stores.

INTERNATIONAL DISCOVERY

* International Discovery declined 7.01% during a volatile period for markets worldwide, but outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 8.06%. The fund also has outperformed its benchmark and peers on three- and five-year bases.

* Though the management team reduced its technology position, this area hurt International Discovery the most as inventory backlog problems weighed on earnings.

* Financial companies were the biggest contributors to International Discovery's performance. The fund's holdings benefited from sweeping pension reform, which has spurred many Europeans to take move active roles in their retirement planning.

* The management team remains committed to its long-held investment philosophy, which focuses on owning companies that are demonstrating sustainable, accelerating growth.

EMERGING MARKETS

* Emerging Markets was up 3.23% for the period, outperforming its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which gained 2.70%.

* In its search for individual companies with improving earnings, the fund particularly benefited from owning a Hong Kong-listed automobile company serving a rapidly growing Chinese market, and oil companies located in Russia.

* The fund was unable to sidestep the steep correction in telecommunications and technology stocks over the quarter and firms in these groups detracted most from results.

GLOBAL GROWTH

* Global Growth declined 10.64% during the six months ended May 31, 2001, while its benchmark, the Morgan Stanley Capital International World Free Index, fell 6.28%.

* The fund reduced its health care holdings, but continued to be invested in several leading international pharmaceutical companies that appear to be in position to continue their growth.

* Global Growth found opportunity in companies that are benefiting from the trend toward outsourcing by businesses attempting to cut costs in the face of slowing sales.

[left margin]

                            INTERNATIONAL GROWTH(1)
                                    (TWIEX)
       TOTAL RETURNS:                                   AS OF 5/31/01
          6 Months                                            -11.93%(2)
          1 Year                                              -22.48%
       INCEPTION DATE:                                         5/9/91
       NET ASSETS:                                       $4.6 billion(3)

                           INTERNATIONAL DISCOVERY(1)
                                    (TWEGX)
       TOTAL RETURNS:                                   AS OF 5/31/01
          6 Months                                             -7.01%(2)
          1 Year                                              -20.05%
       INCEPTION DATE:                                         4/1/94
       NET ASSETS:                                       $1.6 billion(3)

                              EMERGING MARKETS(1)
                                    (TWMIX)
       TOTAL RETURNS:                                   AS OF 5/31/01
          6 Months                                              3.23%(2)
          1 Year                                              -22.82%
       INCEPTION DATE:                                        9/30/97
       NET ASSETS:                                     $113.4 million(3)

                                GLOBAL GROWTH(1)
                                    (TWGGX)
       TOTAL RETURNS:                                   AS OF 5/31/01
          6 Months                                            -10.64%(2)
          1 Year                                              -15.57%
       INCEPTION DATE:                                        12/1/98
       NET ASSETS:                                     $354.4 million(3)

(1) Investor Class.
(2) Not annualized.
(3) Includes all classes.

See Total Returns on pages 4, 11, 18 and 25. Investment terms are defined in the Glossary on pages 57-58.


2     1-800-345-2021


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

     A sudden and steep downturn in global business activity, triggered by a pull-back in the U.S. economy, made the six months ended May 31, 2001, volatile and challenging for growth-oriented investors in world markets.

     As in the United States, overseas technology companies, especially those involved with telecommunications, computers, and the Internet, bore the brunt of the slowdown. Their shares had reached unprecedented heights on the premise that future growth would be there in the form of ever-evolving technologies and a rapidly expanding global economy. But as 2001 unfolded and the number of negative earnings reports began to accelerate, investors sent tech shares sharply lower, placing a pall over growth stocks in general.

     Against this economic backdrop, exchange rates for major currencies such as the euro, linking a dozen countries in Europe, and the Japanese yen fluctuated widely during the period. Indeed, the euro sank to a six-month low against the dollar in late May. The currency's fall significantly restrained the returns of our funds that had considerable eurozone investments.

EUROPE

     The consequences of the slowdown were most pronounced in Europe, where investors had been infatuated with "TMT" stocks: technology, media and telecommunications businesses benefiting from the marriage of wireless communications with the Internet. That infatuation began to dim in late 2000 when wireless providers bidding for European licenses were saddled with tremendous debt. Investor confidence was further eroded by an unanticipated delay in "third-generation" wireless technology. That event, and the evaporation of many ".com" businesses, left rising unsold inventories at telecommunications equipment makers.

     In the U.S., the Federal Reserve lowered interest rates five times over the period to spark the economy but received little help from overseas. After many months of anticipation, the European Central Bank cut rates by a paltry .25% in May. The potential for more aggressive rate cuts remains small as long as inflation, fueled by higher energy prices and more expensive imports, is seen as a threat to European price stability.

JAPAN

     Meanwhile, Japan continues to be mired in sluggish growth, and with interest rates there hovering near zero percent, there is little room left for meaningful reductions. Nonetheless, with earnings uncertain in Europe, investors turned to Japan, drawn by stock prices at an 11-year low, cheap borrowing costs, a weak yen, and a new prime minister who is rekindling hopes of much-needed economic and corporate restructuring. With progress being measured in inches, Japan's economy remains a difficult climate for the sustainable growth stories we look for. Accordingly, our funds remain underweighted in that market.

HOW TO FIND EARNINGS?

     We follow a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. They may be companies benefiting from higher energy prices, or pharmaceuticals realizing growth from their investments in R&D, or businesses in diverse industries exercising competitive advantages in one form or another. As always, our job is to ensure that our portfolios are filled with such growing companies.

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2001

MSCI EAFE                               -8.06%
MSCI EMERGING MARKETS FREE               2.70%
MSCI WORLD FREE                         -6.28%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 2001

[data for line chart below]

             MSCI EAFE Index     MSCI EMF Index     MSCI World Free Index
11/30/2000        $1.00              $1.00                  $1.00
12/31/2000        $1.04              $1.02                  $1.02
1/31/2001         $1.04              $1.16                  $1.04
2/28/2001         $0.96              $1.07                  $0.95
3/31/2001         $0.89              $0.97                  $0.89
4/30/2001         $0.95              $1.01                  $0.95
5/31/2001         $0.92              $1.03                  $0.94

Value on 5/31/01
MSCI EAFE           $0.92
MSCI EMF            $1.03
MSCI World Free     $0.94


                                                  www.americancentury.com     3



International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                            INVESTOR CLASS               ADVISOR CLASS            INSTITUTIONAL CLASS
                          (INCEPTION 5/9/91)          (INCEPTION 10/2/96)         (INCEPTION 11/20/97)
                        INTERNATIONAL               INTERNATIONAL               INTERNATIONAL
                           GROWTH     MSCI EAFE        GROWTH     MSCI EAFE        GROWTH      MSCI EAFE

6 MONTHS(1)                -11.93%      -8.06%         -12.00%      -8.06%         -11.80%       -8.06%
1 YEAR                     -22.48%     -17.46%         -22.56%     -17.46%         -22.35%      -17.46%
==============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                      3.74%       0.30%           3.54%       0.30%           3.96%        0.30%
5 YEARS                     12.41%       3.81%             --          --              --           --
10 YEARS                    12.60%       5.99%             --          --              --           --
LIFE OF FUND                12.74%       6.04%(2)       12.68%       3.99%(3)       10.91%        4.62%(4)

(1) Returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 4 to the Financial Highlights on page 42 for more information.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 54-58 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

[data shown in mountain chart]

$10,000 investment made 5/31/91

Value on 5/31/01
International Growth   $32,770
MSCI EAFE              $17,885

            International Growth        MSCI EAFE
Date               Value                  Value
5/31/1991         $10,000                $10,000
5/31/1992         $12,343                 $9,663
5/31/1993         $13,058                $11,248
5/31/1994         $16,052                $12,774
5/31/1995         $15,588                $13,404
5/31/1996         $18,258                $14,834
5/31/1997         $22,523                $15,952
5/31/1998         $29,348                $17,725
5/31/1999         $28,511                $18,498
5/31/2000         $42,274                $21,668
5/31/2001         $32,770                $17,885

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

[data shown in bar chart below]

           International Growth     MSCI EAFE Index
Date              Return                Return
5/31/1992         23.43%                -3.37%
5/31/1993          5.79%                16.40%
5/31/1994         22.72%                13.57%
5/31/1995         -2.89%                 4.93%
5/31/1996         17.13%                10.67%
5/31/1997         23.36%                 7.54%
5/31/1998         30.30%                11.11%
5/31/1999         -2.85%                 4.36%
5/31/2000         48.27%                17.14%
5/31/2001        -22.48%               -17.46%


4     1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the International Growth team.

HOW DID INTERNATIONAL GROWTH PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2001?

     International Growth declined 11.93%*, while its benchmark, the Morgan Stanley Capital International EAFE Index, retreated 8.06%.

     While negative short-term performance is never comfortable, the disciplined investment approach we follow is designed to provide superior results over time, and our longer-term investors have not been disappointed. International Growth has produced an annualized return of 12.41% over the past five years, more than triple EAFE's 3.81%. Since its introduction in May 1991, the fund has generated an average annual return of 12.74%, against 6.04% for the benchmark.

PLEASE COMMENT ON THE INTERNATIONAL INVESTING CLIMATE YOU FACED.

     Growth-oriented investors faced an exceptionally tough environment over the period as markets worldwide slowed in response to a cooling U.S. economy. The change in global business conditions was more sudden and steep than many anticipated, and the result was a steady stream of earnings warnings from companies in virtually every industry.

     As has been well-documented, shares of telecommunications and technology companies worldwide were particularly hard hit as expectations for growth slowed. Investors were especially concerned about the continued earnings strength of businesses tied to the Internet, computers and wireless communications.

WHAT WAS YOUR STRATEGY IN THIS ENVIRONMENT?

     We moved aggressively to add value for our investors in this climate of greatly reduced earnings visibility. We follow a "bottom-up" investment process, searching for individual businesses whose earnings are improving. Over the period, our international search for growing companies led us to reduce our investments in financials, take a greater representation in energy-related companies, and increase our investments in auto manufacturers and selected retailers.

     Consider energy, for example, where growth opportunities enabled us to increase our weighting to nearly 10% of investments. Higher oil prices are encouraging the major oil companies to step up exploration and production, and that's translating into earnings growth for companies we own such as Transocean Sedco Forex Inc., an offshore drilling contractor. This U.S. company specializes in drilling in deep water, where exploration is beginning to increase. Transocean's rigs are located throughout the world's major oil and gas drilling regions.

     Lukoil Holding was another strong contributor. Russia's top oil producer, Lukoil has vast proven oil reserves, mostly in western Siberia, and is completely vertically integrated. Its shares gained 44.6% over the six months as higher oil prices in Europe and increased production buoyed earnings.

     Our disciplined process points us to companies that appear able to sustain

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                5/31/01          11/30/00
NO. OF EQUITY SECURITIES         143               122

MEDIAN MARKET                   $14.4             $13.7
   CAPITALIZATION              BILLION           BILLION

WEIGHTED AVERAGE                $36.7             $36.6
   MARKET CAPITALIZATION       BILLION           BILLION

PORTFOLIO TURNOVER              89%(1)           116%(2)

EXPENSE RATIO (FOR
   INVESTOR CLASS)             1.20%(3)           1.20%

(1) Six months ended 5/31/01.
(2) Year ended 11/30/00.
(3) Annualized.

INVESTMENTS BY COUNTRY
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            5/31/01            11/30/00
UNITED KINGDOM               17.9%               13.4%
JAPAN                        17.9%                7.5%
FRANCE                       13.5%               12.3%
NETHERLANDS                   9.8%                8.5%
SWITZERLAND                   6.1%                8.4%
GERMANY                       5.7%                3.3%
UNITED STATES*                5.6%               17.3%
CANADA                        4.6%                3.7%
ITALY                         3.9%                5.8%
DENMARK                       3.3%                3.7%
OTHER                        11.7%               16.1%

*Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 57-58.


                                                  www.americancentury.com     5


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

their growth, even in a slowing economy. Consumers basically spend the same amount on groceries when times are tough (if anything, they may eat out less and visit the supermarket more.) That tendency benefited two of our investments in the United Kingdom, Safeway and Diageo.

      Safeway, a new position, operates retail supermarkets in the U.K. (not to be confused with the U.S.'s Safeway). The grocer had a strong first quarter, reflecting a combination of increased same-store sales, the addition of new stores, and improvements in buying practices and expense control.

      Diageo is in food, alcoholic beverages, and fast-food restaurants. The company owns Burger King restaurants and markets such strong food brands as Pillsbury, Haagen Dazs and Green Giant. Smirnoff, Jose Cuervo and Guinness Stout also are in its stable.

      Our top contributor, the United Kingdom's Compass Group, is another example of efforts to identify companies with potentially predictable earnings. Compass prepares food for institutions--factories, airports, malls and schools in more than 70 countries. Such operations not only tend to be somewhat recession-proof, they often involve multi-year contracts, which are considered essential to cost control in a tough economic environment.

WHAT INVESTMENTS FELL SHORT OF YOUR EXPECTATIONS?

      The financial sector accounted for many of them, and the reduction of its weighting in the portfolio from 25% to 16% of assets again underscores our search elsewhere for growth opportunities. The shares of many financially-oriented companies overseas as well as in the United
States--including banks, financial services providers and insurance businesses--were pressured by declining securities markets.

      Alleanza Assicurazioni, Italy's biggest life insurer and a major player in financial services, was among those slowed by the downturn. Alleanza was one of the fund's largest holdings and a leading contributor at the start of the period. We eliminated our position when management was unable to control expenses and thus continue Alleanza's strong financial performance.

      We also sold another former top holding, France's Axa, an international group of insurance and related financial services companies. Caught in the period's economic malaise, Axa has lost share in the French insurance market, and has experienced a dramatic slowdown in its variable annuity business.

      Not all the news in financials was bad, as some key investments in special situations contributed to results despite pressure on the industry. The German financial services company, Marschollek Lautenschlaeger und Partner AG (MLP), continued to be a bright spot for us. In May, the German Parliament approved landmark changes in the nation's pension system that make individuals partly responsible for their retirement planning. That's expected to further fuel an already surging equity culture in that country, benefiting financial services firms like MLP.

WHERE ELSE DID YOU FIND OPPORTUNITY?

      In spite of slowing global growth, we found earnings acceleration among a group of carmakers in Japan and Korea that are experiencing strong sales both at home and in the United States.

      As a result, we increased our position in Honda Motor Co. In addition to its success in its own country, Honda continues to do well in the United States, where its Odyssey minivan remains a big seller. Toyota Motor Corp. also helped the fund. Toyota's success is coming from sales of sport-utility vehicles and its Lexus luxury car.

     South Korea's Hyundai Motor Co. was a top contributor during the period, gaining a remarkable 89%. At the other end of the spectrum, Hyundai makes economical cars--attractive to consumers in an uncertain economy--and is benefiting from increasing sales in Korea, as well as the United States.

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                AS OF               AS OF
                               5/31/01            11/30/00
NOVO NORDISK
     A/S CL B                   2.6%                2.0%
KONINKLIJKE AHOLD NV            2.3%                1.1%
ING GROEP N.V.                  2.1%                1.9%
AVENTIS SA                      2.1%                1.6%
TYCO INTERNATIONAL LTD.         2.0%                2.1%
NOVARTIS AG                     1.8%                2.4%
TOTAL FINA ELF SA               1.8%                1.0%
VIVENDI                         1.7%                0.6%
ENI S.P.A.                      1.6%                 --
NINTENDO CO., LTD.              1.5%                 --

TOP FIVE SECTORS
                                 % OF FUND INVESTMENTS
                                AS OF               AS OF
                               5/31/01            11/30/00
FINANCIAL                       16.4%               25.5%
CONSUMER (CYCLICAL)             15.4%                3.3%
TECHNOLOGY                      10.3%               11.3%
ENERGY                           9.9%                3.5%
HEALTH CARE                      9.3%               11.4%


6     1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

JAPAN NOW REPRESENTS YOUR SECOND-LARGEST COUNTRY WEIGHTING AT NEARLY 18% OF THE FUND, UP FROM ABOUT 7% SIX MONTHS AGO. IN WHICH OTHER JAPANESE FIRMS HAVE YOU INVESTED?

      We saw growth potential in some familiar names, including two well-known consumer products companies, Sony and Nintendo. Sony has developed many innovative products and is now one of the world's foremost companies in the consumer electronics and entertainment business. Sony's game division has overcome some production problems, and the company has reduced its inventory, which has helped profitability.

      Nintendo, the video game manufacturer, is introducing a new video game console later this year--Gamecube. Since the release of its first home video game system in 1985, Nintendo has sold more than 1.4 billion video games worldwide, and this product will add to a line that already includes the popular Mario Brothers and Donkey Kong games.

THOSE TECHNOLOGY COMPANIES HELPED THE FUND, BUT THIS WAS ANOTHER ROUGH PERIOD FOR TECH AND TELECOM. HOW DID HOLDINGS IN THAT SECTOR FARE?

      Not as well as we had hoped. As we said at the outset, technology and telecommunications companies had a difficult time making their numbers. In telecommunications, this was particularly true among our businesses associated with the cellular industry, such as Sweden's Ericsson Telephone Co. and Finland's Nokia Corp. After skyrocketing for several years, wireless subscriber growth is tapering off. In addition, investors are trying to determine the status of the next level of technology that will enable mobile phones to carry video, data and other broadband communications. All this contributed to a slowdown in handset sales, feverish market share competition, and uncertainty surrounding infrastructure orders.

      Canada's Nortel Networks Corp., a leading supplier of fiber-optic equipment used in high-speed data networks, was caught in the sudden decline of demand by telecom providers. We eliminated the position.

DRUG MAKERS OCCUPY THREE OF INTERNATIONAL GROWTH'S TEN LARGEST POSITIONS. WHAT'S YOUR THINKING ON HEALTH CARE?

      As many investors may know, the health care sector retreated during the period. Pharmaceuticals in particular experienced significant gains in 2000 when investors were looking for a refuge from market turmoil. When interest rates in the United States and elsewhere began to decline, many investors sold health care investments to move into more economically sensitive sectors.

      We approach health care the way we approach any other sector--seeking individual companies with improving growth. For example, despite the change in sentiment, Novo Nordisk, our largest position, was up for the period. Denmark's Novo manufactures an array of medical products, including the industry's broadest diabetes drug portfolio.

      Our shares in France's Aventis and Switzerland's Novartis pulled back some, but we maintained our large stake in those two names. Both are benefiting from recent mergers and have promising product pipelines. Elsewhere in the sector, we own Takeda Chemical Industries, one of Japan's leading pharmaceutical companies.

WHAT ARE YOUR PLANS FOR INTERNATIONAL GROWTH?

      We plan to continue our quest to own the best set of companies, regardless of the economic climate. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies around the world. Our strategy underscores our belief that investing in decidedly successful businesses showing improving growth is the best way to generate superior returns over time.

TYPES OF INVESTMENTS IN THE PORTFOLIO

================================================================================
                                                            AS OF MAY 31, 2001
* COMMON STOCKS & RIGHTS                                         99.8%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  99.8%

* TEMPORARY CASH INVESTMENTS                                      0.2%

[pie chart]

================================================================================
                                                       AS OF NOVEMBER 30, 2000
* COMMON STOCKS                                                  85.1%
* PREFERRED STOCKS                                                1.7%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  86.8%

* TEMPORARY CASH INVESTMENTS                                     13.2%

[pie chart]


                                                  www.americancentury.com     7


International Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS -- 99.8%

AUSTRALIA -- 1.7%
    3,863,028  Broken Hill Proprietary Co. Ltd.                $     43,941
    5,384,910  Coles Myer Limited                                    19,329
      766,489  National Australia Bank                               12,574
                                                           ---------------------
                                                                     75,844
                                                           ---------------------

BELGIUM -- 0.4%
    123,588  Dexia                                                 18,361
                                                           ---------------------

CANADA -- 4.6%
      565,736  Alberta Energy Co. Ltd.                               25,730
      774,818  Alcan Inc.                                            34,712
    1,260,100  Bombardier Inc. Cl B                                  19,401
      598,318  Canadian Pacific Ltd.                                 24,711
      383,700  Celestica Inc.(1)                                     19,185
      858,000  Petro-Canada                                          23,094
      315,484  Precision Drilling Corp.(1)                           13,004
      766,500  Suncor Energy, Inc.                                   20,705
      645,382  Talisman Energy, Inc.(1)                              26,234
                                                           ---------------------
                                                                    206,776
                                                           ---------------------

DENMARK -- 3.3%
    1,203,400  Den Danske Bank Group                                 18,990
      259,650  ISS A/S(1)                                            14,886
    2,921,405  Novo Nordisk A/S Cl B                                117,410
                                                           ---------------------
                                                                    151,286
                                                           ---------------------

FINLAND -- 1.0%
    1,065,938  Nokia Corp. Cl A ADR                                  31,168
    1,321,477  Stora Enso Oyj                                        15,261
                                                           ---------------------
                                                                     46,429
                                                           ---------------------

FRANCE -- 13.5%
      215,124  Air Liquide                                           29,922
      340,174  Alstom                                                 9,918
      401,031  Altran Technologies SA                                23,326
    1,267,200  Aventis SA                                            93,917
      189,475  Cap Gemini SA                                         21,818
      448,169  Carrefour SA                                          24,457
      345,206  France Telecom S.A.                                   18,984
       94,400  Groupe Danone(1)                                      12,300
      315,074  Lafarge SA                                            29,376
      438,605  Sanofi-Synthelabo S.A.                                26,903
      626,000  Societe Generale d'Entreprises SA                     36,359
      648,216  STMicroelectronics N.V.
                  New York Shares                                    23,044
    2,109,000  Suez SA                                               64,236
      549,100  Total Fina Elf SA                                     79,859
      991,100  Usinor SA                                             12,653
    1,236,780  Vivendi                                               78,792
      586,200  Vivendi Environnement                                 24,947
                                                           ---------------------
                                                                    610,811
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

GERMANY -- 5.7%
      108,598  Allianz AG                                      $     30,339
    1,010,328  Bayerische Motoren Werke
                  (BMW) AG                                           34,277
      489,300  Deutsche Bank AG                                      37,552
      628,452  Deutsche Telekom                                      13,080
      559,200  E.On AG                                               27,838
      390,626  Infineon Technologies AG                              13,517
      438,625  Marschollek Lautenschlaeger
                  und Partner AG                                     45,237
      660,200  Preussag AG                                           21,728
      252,000  SAP AG                                                35,794
                                                           ---------------------
                                                                    259,362
                                                           ---------------------

HONG KONG -- 0.9%
    2,100,000  Cheung Kong (Holdings) Ltd.                           22,885
    2,115,000  Sun Hung Kai Properties Ltd.                          19,727
                                                           ---------------------
                                                                     42,612
                                                           ---------------------

IRELAND -- 1.3%
    1,851,628  CRH plc                                               32,021
      472,363  Elan Corp., plc ADR(1)                                27,260
                                                           ---------------------
                                                                     59,281
                                                           ---------------------

ISRAEL -- 0.4%
      371,662  Check Point Software
                  Technologies Ltd.(1)                               20,018
                                                           ---------------------

ITALY -- 3.9%
    2,142,000  Autostrade Concessioni
                  e Costruzioni Autostrade SpA                       13,102
   11,034,200  ENI S.p.A.                                            70,950
    8,725,132  IntesaBCI S.p.A.                                      32,407
    2,943,907  Mondadori (Arnoldo) Editore SpA                       24,135
    1,058,000  Riunione Adriatica di Sicurta SpA                     13,212
    2,553,351  Telecom Italia SpA                                    24,389
                                                           ---------------------
                                                                    178,195
                                                           ---------------------

JAPAN -- 17.9%
    1,138,000  Ajinomoto Co. Inc.                                    12,414
    1,360,000  Canon, Inc.                                           53,752
      456,000  Eisai Company, Ltd.                                   11,250
    1,135,000  Honda Motor Co., Ltd.                                 47,621
      175,000  Hoya Corp.                                            12,482
      680,000  Ito-Yokado Co., Ltd.                                  35,549
      997,000  JUSCO Co., Ltd.                                       22,087
      604,000  KAO Corp.                                             15,712
        2,801  KDDI Corp.                                            13,632
      130,600  Keyence Corp.                                         28,494
   13,732,000  Mitsubishi Heavy Industries Ltd.                      58,307
    2,835,000  NEC Corp.                                             46,318
      357,700  Nintendo Co., Ltd.                                    69,036
    1,103,000  Nitto Denko Corp.                                     33,598
    2,663,000  Nomura Securities Co., Ltd.                           53,296
        3,062  NTT DoCoMo, Inc.                                      58,584
       32,000  Rohm Co. Ltd.                                          5,712
    1,553,000  Sharp Corp.                                           22,193


8        1-800-345-2021                       See Notes to Financial Statements


International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

      619,900  Sony Corp.                                      $     47,700
    3,887,000  Sumitomo Mitsui Banking Corp.                         32,976
      483,000  Takeda Chemical Industries, Ltd.                      24,521
    2,585,000  Tokio Marine & Fire Insurance                         27,071
    5,438,000  Toshiba Corp.                                         30,802
    1,303,100  Toyota Motor Corp.                                    45,926
                                                           ---------------------
                                                                    809,033
                                                           ---------------------

MEXICO -- 0.5%
   11,821,000  Grupo Financiero Bancomer,
                  S.A. de C.V. Cl O(1)                               10,960
    3,503,800  Wal-Mart de Mexico SA
                  de CV, Series V                                     9,309
                                                           ---------------------
                                                                     20,269
                                                           ---------------------

NETHERLANDS -- 9.8%
      542,600  AEGON N.V.                                            14,401
      132,047  Gucci Group N.V. New York Shares                      11,928
    1,447,313  ING Groep N.V.                                        94,286
    3,426,180  Koninklijke Ahold NV                                 103,977
      884,793  Koninklijke Philips Electronics NV                    24,509
      603,600  Royal Dutch Petroleum Co.
                  New York Shares                                    36,807
    1,272,087  Royal KPN NV                                          11,871
    1,209,366  TNT Post Group NV                                     26,879
      775,196  Unilever N.V.                                         42,926
    1,375,980  VNU N.V.                                              53,900
      934,277  Wolters Kluwer NV                                     23,998
                                                           ---------------------
                                                                    445,482
                                                           ---------------------

RUSSIAN FEDERATION -- 0.5%
      435,900  Lukoil Holding ADR                                    22,694
                                                           ---------------------

SOUTH KOREA -- 2.4%
    1,993,640  Hyundai Motor Co. Ltd.                                39,297
    1,912,600  Kookmin Bank                                          24,785
      267,540  Samsung Electronics                                   44,277
                                                           ---------------------
                                                                    108,359
                                                           ---------------------

SPAIN -- 1.2%
      526,900  Banco Popular Espanol SA                              17,296
    2,563,124  Telefonica S.A.(1)                                    37,668
                                                           ---------------------
                                                                     54,964
                                                           ---------------------

SWEDEN -- 1.1%
    2,576,700  Ericsson (L.M.) Telephone Co. ADR                     16,478
      153,794  Nordea AB                                                856
    1,666,300  Securitas AB Cl B                                     30,149
                                                           ---------------------
                                                                     47,483
                                                           ---------------------

SWITZERLAND -- 6.1%
      250,100  Credit Suisse Group                                   45,250
       11,168  Julius Baer Holding AG                                46,070
       23,863  Nestle S.A.                                           49,339
    2,123,880  Novartis AG                                           80,696
       25,852  Swatch Group AG(1)                                    28,683
      168,935  UBS AG                                                25,204
                                                           ---------------------
                                                                    275,242
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.3%
   14,371,070  Winbond Electronics Corp.                       $     12,251
                                                           ---------------------

UNITED KINGDOM -- 17.9%
    2,277,210  ARM Holdings plc(1)                                   10,915
    2,801,466  B.A.T. Industries plc                                 21,453
    1,140,500  Barclays plc                                          34,207
    2,862,800  BP Plc                                                25,252
    3,617,000  British Telecommunications plc                        22,312
    1,085,100  British Telecommunications
                  plc Rights(1)                                       6,694
    2,264,541  Canary Wharf Group Plc(1)                             17,084
    2,268,820  Capita Group plc                                      15,830
   18,010,610  Centrica plc                                          62,383
    4,394,517  Compass Group Plc(1)                                  32,468
    5,760,293  Diageo plc                                            62,081
    5,296,900  Dixons Group plc                                      17,896
    1,644,404  Energis plc(1)                                         6,209
      497,000  Glaxo Wellcome plc ADR                                27,181
    2,204,500  Great Universal Stores Plc                            18,507
    1,999,500  Hays plc                                               8,932
    7,933,602  International Power Plc(1)                            35,046
    1,146,208  Logica plc                                            14,385
    1,667,300  Misys plc                                             13,312
    2,094,600  Next plc                                              29,050
    1,437,600  Prudential Corp. plc                                  16,309
    3,603,503  Reckitt Benckiser PLC                                 47,677
    7,377,900  Reed International PLC                                63,926
    1,864,700  Royal Bank of Scotland Group plc                      42,839
    7,462,734  Safeway Plc                                           40,586
    4,262,921  Scottish Power Plc                                    30,891
    8,765,600  TeleWest Communications plc(1)                        15,010
    8,967,924  Tesco plc                                             31,666
   15,698,601  Vodafone Group plc                                    40,350
                                                           ---------------------
                                                                    810,451
                                                           ---------------------

UNITED STATES -- 5.4%
    1,440,400  Aflac Inc.                                            46,712
      455,300  Amdocs Ltd.(1)                                        28,138
      658,700  NTL Inc.(1)                                           14,155
      280,100  Schlumberger Ltd.                                     17,655
      804,200  Transocean Sedco Forex, Inc.                          42,984
    1,608,800  Tyco International Ltd.                               92,426
                                                           ---------------------
                                                                    242,070
                                                           ---------------------

TOTAL COMMON STOCKS & RIGHTS                                      4,517,273
                                                           ---------------------
   (Cost $4,395,817)


See Notes to Financial Statements                 www.americancentury.com     9



International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

                           ($ in Thousands)                        Value
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -- 0.2%

    Repurchase Agreement, Morgan Stanley
       Group Inc., (U.S. Treasury obligations),
       in a joint trading account at 3.97%,
       dated 5/31/01, due 6/1/01
       (Delivery value $9,001)                                $       9,000
                                                           ---------------------
   (Cost $9,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $4,526,273
                                                           =====================
   (Cost $4,404,817)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                     ($ in Thousands)
       Contracts            Settlement                           Unrealized
        to Sell                Date                Value            Loss
--------------------------------------------------------------------------------
    18,762,551,601  JPY       6/29/01             $157,894        $(1,954)
                                             ===================================
(Value on Settlement Date $155,940)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

MARKET SECTOR DIVERSIFICATION

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                 3.5%
COMMERCIAL SERVICES                                             8.1%
CONSUMER SERVICES                                               4.0%
CONSUMER (CYCLICAL)                                            15.4%
CONSUMER (NON-CYCLICAL)                                         8.1%
ENERGY                                                          9.9%
FINANCIAL                                                      16.4%
HEALTH CARE                                                     9.3%
INDUSTRIALS                                                     3.3%
TECHNOLOGY                                                     10.3%
TELECOMMUNICATIONS                                              6.6%
TEMPORARY CASH INVESTMENTS                                      0.2%
UTILITY                                                         4.9%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
JPY = Japanese Yen
(1) Non-income producing.


10        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                            INVESTOR CLASS               ADVISOR CLASS            INSTITUTIONAL CLASS
                          (INCEPTION 4/1/94)          (INCEPTION 4/28/98)          (INCEPTION 1/2/98)
                       INTERNATIONAL               INTERNATIONAL                INTERNATIONAL
                         DISCOVERY    MSCI EAFE      DISCOVERY    MSCI EAFE       DISCOVERY    MSCI EAFE

6 MONTHS(1)                -7.01%       -8.06%         -7.13%       -8.06%          -6.92%       -8.06%
1 YEAR                    -20.05%      -17.46%        -20.29%      -17.46%         -19.94%      -17.46%
==============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                     9.10%        0.30%          8.82%        0.30%           9.25%        0.30%
5 YEARS                    17.04%        3.81%           --           --              --            --
LIFE OF FUND               17.29%        5.33%         10.88%        0.13%(2)       17.27%        4.47%

(1) Returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 3 to the Financial Highlights on page 45 for more information.

(2) Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 54-58 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data shown in mountain chart]

$10,000 investment made 4/1/94

Value on 5/31/01
International Discovery   $31,318
MSCI EAFE                 $14,512

             International Discovery          MSCI EAFE
Date                  Value                     Value
4/1/1994             $10,000                   $10,000
6/30/1994            $10,760                   $10,511
9/30/1994            $11,420                   $10,522
12/31/1994           $10,760                   $10,414
3/31/1995            $10,100                   $10,608
6/30/1995            $11,020                   $10,685
9/30/1995            $11,800                   $11,131
12/31/1995           $11,825                   $11,582
3/31/1996            $12,931                   $11,916
6/30/1996            $14,480                   $12,105
9/30/1996            $14,561                   $12,089
12/31/1996           $15,513                   $12,281
3/31/1997            $16,714                   $12,088
6/30/1997            $18,295                   $13,657
9/30/1997            $19,792                   $13,562
12/31/1997           $18,224                   $12,500
3/31/1998            $21,958                   $14,339
6/30/1998            $23,590                   $14,491
9/30/1998            $18,893                   $12,432
12/31/1998           $21,478                   $15,000
3/31/1999            $22,713                   $15,208
6/30/1999            $25,811                   $15,595
9/30/1999            $26,843                   $16,279
12/31/1999           $40,498                   $19,045
3/31/2000            $48,784                   $19,024
6/30/2000            $41,164                   $18,271
9/30/2000            $41,637                   $16,796
12/31/2000           $34,746                   $16,346
3/31/2001            $29,649                   $14,102
5/31/2001            $31,318                   $14,512

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data shown in bar chart]

             International Discovery        MSCI EAFE Index
Date                  Return                    Return
5/31/1994*             9.80%                     3.64%
5/31/1995             -2.37%                     4.93%
5/31/1996             33.00%                    10.67%
5/31/1997             23.42%                     7.54%
5/31/1998             36.97%                    11.11%
5/31/1999             -0.37%                     4.36%
5/31/2000             63.12%                    17.14%
5/31/2001            -20.05%                   -17.46%

* From 4/1/94 to 5/31/94.

                                                  www.americancentury.com    11


International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo, and Mark Kopinski]

     An interview with Brian Brady, Henrik Strabo, and Mark Kopinski, portfolio managers on the International Discovery team.

HOW DID INTERNATIONAL DISCOVERY PERFORM DURING THE SIX MONTHS ENDED MAY 31,
2001?

     International Discovery declined 7.01%* during a volatile period for markets worldwide, but outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 8.06%. The average international small-cap fund tracked by Lipper Inc. lost 7.33% during the period.

     International Discovery has also outperformed its benchmark and peers on a longer-term basis, with a three-year annualized return of 9.10%, compared to 0.30% for EAFE and 6.30% for the average international small-cap fund. Over the last five years, the fund has generated an average annualized return of 17.04% compared to 3.81% for EAFE and 10.50% for its average peer.

GROWTH-ORIENTED INVESTORS WERE ESPECIALLY CHALLENGED DURING THE LAST SIX MONTHS. PLEASE COMMENT ON THE INTERNATIONAL INVESTING ENVIRONMENT YOU FACED.

     The last six months were marked by an economic slowdown that started in the United States and quickly spread to other countries. The resulting decline in corporate profits caused steep corrections in stock prices, especially among technology shares. The pressure on tech issues is illustrated by Germany's Neuer Markt, which fell 42.46% during the period, and the United States' tech-laden Nasdaq, which declined 18.64%.

     Facing this difficult market environment, many investors sought refuge in value stocks that had been overlooked during the tech-driven market advance of the late 1990s. They also turned to defensive companies that they hoped could ride out the economic slowdown.

     Despite these difficult conditions for growth investors, our approach to managing International Discovery was unchanged. We followed our long-held philosophy of identifying and owning companies whose earnings and revenues are growing successively faster. This is a bottom-up process that focuses on individual companies outside the United States that appear to be showing the growth characteristics that we demand. An important part of this process is identifying the drivers for sustaining accelerating growth, which frequently leads us to groups of companies within an industry benefiting from the same catalyst.

THOUGH YOUR INVESTMENT PROCESS LED YOU TO TRIM YOUR TECHNOLOGY HOLDINGS, THIS AREA SLOWED THE FUND THE MOST. WHAT'S YOUR CURRENT THINKING ON TECHNOLOGY?

     We entered the period with a technology weighting that was dramatically lower than our 32% position of a year ago and continued to reduce our exposure over the last six months. When we closed the books on May 31, 2001, our tech holdings accounted for roughly 14% of the portfolio. We reduced our stake in this area because waning industry indicators called into question the sustainability of earnings and revenue growth. Our fears were realized when the economy slowed and compa-

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                     5/31/01          11/30/00

NO. OF EQUITY SECURITIES              168               126

MEDIAN MARKET                        $1.61             $1.32
   CAPITALIZATION                   BILLION           BILLION

WEIGHTED AVERAGE                     $2.44             $2.62
   MARKET CAPITALIZATION            BILLION           BILLION

PORTFOLIO TURNOVER                  80%(1)            113%(2)

EXPENSE RATIO (FOR
   INVESTOR CLASS)                 1.42%(3)            1.36%

(1) Six months ended 5/31/01.
(2) Year ended 11/30/00.
(3) Annualized.

INVESTMENTS BY COUNTRY
                               % OF FUND INVESTMENTS
                             AS OF               AS OF
                            5/31/01            11/30/00
UNITED KINGDOM               12.9%               8.8%
JAPAN                         9.4%               3.4%
SOUTH KOREA                   9.0%               2.2%
CANADA                        8.5%               6.2%
NETHERLANDS                   7.8%               8.4%
GERMANY                       7.8%              11.0%
FRANCE                        6.6%               3.8%
NORWAY                        5.4%               4.5%
DENMARK                       4.8%               7.3%
AUSTRALIA                     4.0%               1.4%
SWITZERLAND                   3.8%               8.5%
OTHER*                       20.0%              34.5%

*Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 57-58.


12    1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

nies began canceling orders, which left tech manufacturers with unsold inventories and reduced revenue-growth projections. The resulting glut hurt earnings and dealt a devastating blow to stock prices.

     Orbotech, a manufacturer of equipment for inspecting circuit boards and display panels, was caught in the inventory correction. With the production of electronics slowing, demand for the Israeli company's testing equipment declined, and we sold the position.

     The slowdown also hit contract manufacturers working for name-brand electronics firms. An example in our portfolio is Celestica, a Canadian outsourcing company that designs, manufactures, and tests electrical components for other companies. Celestica contributed to International Discovery's performance during the period, but we eliminated our position when demand for products sold by Celestica's clients declined.

     The economic slowdown also weighed on information technology consultants and other outsourcing companies. With revenues slowing, earnings-conscious companies focused on reducing costs, and planned expenditures on IT projects were among the first expense items to be cut. This hurt India's Satyam Computer, whose client list is dominated by U.S. companies. Growth in demand for Satyam's staff of IT experts slowed when corporate belt-tightening caused projects to be delayed.

     There were bright spots among our technology holdings, including Humax Co., Ltd. of South Korea, a manufacturer of digital television set-top boxes for processing satellite signals. One of our top performers, Humax, is experiencing revenue and net income growth due to strong demand and market-share growth in Europe.

FINANCIAL COMPANIES REPRESENT THE FUND'S LARGEST SECTOR COMMITMENT AND CONTRIBUTED THE MOST TO PERFORMANCE. WHAT'S BEHIND YOUR RESULTS THERE?

     In the wake of sweeping pension reform, many Europeans are taking a more active role in their retirement planning. This has driven rising profits at many financial services companies including Germany's Marschollek, Lautenschlaeger und Partner AG (MLP), a long-time International Discovery holding. MLP is enjoying continued growth in Germany with its insurance, brokerage, wealth management, and banking services. The company also has launched expansion programs in Austria, Switzerland, and The Netherlands.

     Financial services also produced the fund's top contributor, Man Group. This English company is a leading futures broker and specializes in alternative investment products such as hedge funds.

     This area was not without disappointments, including the Swiss banking and asset management company Vontobel Holding. The company's earnings were hit by slowing market activity and a charge to earnings due to the cancellation of an electronic commerce project. In addition, senior management resignations led to uncertainty about Vontobel's strategic direction.

YOU INCREASED YOUR EXPOSURE TO ENERGY COMPANIES DURING THE LAST SIX MONTHS. HOW HAVE RISING PRICES AFFECTED THESE INVESTMENTS?

     Some of our holdings have profited from tight petroleum supplies. With their coffers full from higher prices and efficiencies gained through consolidation, the major oil companies have stepped-up their exploration and drilling. This has fueled demand for the services of companies like the Netherlands' Fugro, an International Discovery holding that collects and interprets geological data. The fund also has benefited from its investment in Coflexip, a French company that designs and builds offshore drilling equipment.

[right margin]

TOP TEN HOLDINGS
                           % OF FUND INVESTMENTS
                         AS OF               AS OF
                        5/31/01            11/30/00
MARSCHOLLEK,
   LAUTENSCHLAEGER
   UND PARTNER AG        4.7%                4.6%
TOMRA SYSTEMS ASA        3.3%                3.6%
BIOVAIL CORP.
   INTERNATIONAL         2.0%                1.5%
MAN (E D & F)
   GROUP PLC             1.9%                1.3%
VESTAS WIND
   SYSTEMS A/S           1.9%                3.5%
VAN DER MOOLEN
   HOLDING N.V.          1.7%                2.2%
SHIRE
   PHARMACEUTICALS
   GROUP PLC             1.5%                2.0%
TANDBERG ASA             1.5%                0.7%
FUGRO N.V.               1.5%                1.1%
COFLEXIP SA              1.4%                0.6%

TOP FIVE SECTORS
                           % OF FUND INVESTMENTS
                         AS OF               AS OF
                        5/31/01            11/30/00
FINANCIAL                17.8%               19.5%
TECHNOLOGY               14.1%               16.4%
CONSUMER (CYCLICAL)      13.7%                8.3%
INDUSTRIALS              10.3%               11.6%
COMMERCIAL SERVICES       9.5%                9.6%


                                                 www.americancentury.com     13


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our stake in Frontline Ltd. also contributed to performance. This Bermuda-based company operates one of the world's youngest fleets of double-hulled oil tankers. The company is taking advantage of rising pressure on oil companies to use safer ships following well-publicized ecological disasters caused by accidents involving single-hull ships. In a similar vein, our investors have profited from the fund's investment in Samsung Heavy Industries, a South Korean ship manufacturer with a three-year order backlog for double-hulled tankers.

     The energy crunch also is creating opportunities in the natural gas market. Limited supply and growing demand are lifting the revenues of producers, who have increased drilling and exploration activities to take advantage of favorable natural gas pricing. In our portfolio these events are driving accelerating earnings growth in Canadian natural gas producers such as Canadian Hunter Exploration and drilling companies such as Precision Drilling.

WHAT ARE SOME OF THE OTHER COMPANIES THAT CONTRIBUTED TO INTERNATIONAL DISCOVERY'S PERFORMANCE?

     In a volatile period like the one covered by this report, the market is willing to pay premium prices for companies that appear to have reliable sources of future revenue. This typically favors companies that hold long-term contracts that provide predictable earnings. A good example is Grupo Dragados, a Spanish construction company benefiting from a European Union program that funds public infrastructure projects in some of the EU's less-developed countries. Grupo Dragados specializes in civil construction and holds contracts to build roads, bridges and highways throughout Spain.

     We also got a lift from gaming software developer NCSoft. The South Korean company develops role-playing games that allow users to compete against each other online. Sold on a subscription basis, NCSoft's software is being introduced in Taiwan and Japan after enjoying wide popularity in South Korea.

WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS?

     We sold our investment in QLT Phototherapeutics, a Canadian business that specializes in an emerging field of medicine that uses light-activated drugs in the treatment of eye disease. The company's shares declined when the Food and Drug Administration delayed the introduction of QLT's latest treatment for age-related macular degeneration, an eye disease that frequently leads to blindness.

     We also sold Infocus, a Norwegian company that generates most of its revenue from the sale of portable computer projectors in the United States. Orders for Infocus products fell when the U.S. economy slowed and companies slashed their IT budgets.

     Discount retailer Matalan detracted from the fund's return. The company sells clothing through approximately 100 stores in the United Kingdom. Its stock price fell following a slowdown in sales growth and the surprise resignation of a key executive.

WHAT IS YOUR APPROACH TO THE SECOND HALF OF 2001?

     It's during times of economic uncertainty and market stress that a disciplined investment approach is most necessary. The process that we described earlier has guided International Discovery and American Century's other international growth funds through various kinds of economic and market conditions, leading us to strong, growing companies, when they've been plentiful and when they've been scarce. We're unwavering in our belief that owning companies that are demonstrating sustainable, accelerating growth will enable us to generate solid results over time.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                                                           AS OF MAY 31, 2001
* COMMON STOCKS                                                   93.2%
* PREFERRED STOCKS                                                 5.6%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                          98.8%

* TEMPORARY CASH INVESTMENTS                                       1.2%

[pie chart]

================================================================================
                                                         AS OF NOVEMBER 30, 2000
* COMMON STOCKS                                                   78.6%
* PREFERRED STOCKS                                                 6.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                          84.9%

* TEMPORARY CASH INVESTMENTS                                      15.1%

[pie chart]


14    1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.2%

AUSTRALIA -- 4.0%
    2,047,895  Aristocrat Leisure Ltd.                        $       6,594
      457,112  CSL Limited                                            9,036
    1,703,202  Energy Developments Limited                            9,239
   10,989,700  ERG Limited                                            8,112
    2,203,236  QBE Insurance Group Limited                           11,907
      140,300  ResMed Inc.(1)                                         7,660
    1,156,409  Southcorp Ltd.                                         3,917
      952,784  Suncorp-Metway Limited                                 6,455
                                                           ---------------------
                                                                     62,920
                                                           ---------------------

AUSTRIA -- 0.8%
      129,200  OMV AG                                                12,789
                                                           ---------------------

BAHAMAS -- 0.5%
      154,400  Teekay Shipping Corp.                                  7,720
                                                           ---------------------

BERMUDA -- 1.1%
      824,993  Frontline Ltd.                                        16,914
                                                           ---------------------

CANADA -- 8.5%
      814,200  Anderson Exploration Ltd.(1)                          18,584
      786,800  Biovail Corp. International(1)                        30,787
      842,500  CAE Inc.                                              14,826
      511,400  Canadian Hunter Exploration Ltd.(1)                   13,834
      291,800  CGI Group Inc.(1)                                      1,535
      148,400  Cominco Ltd.(1)                                        3,402
      567,700  Cott Corporation(1)                                    5,437
      462,300  Ensign Resource Service Group                          5,449
      139,200  Industrial-Alliance Life
                  Insurance Company                                   3,344
      438,100  Molson Inc.                                           13,686
      174,000  Penn West Petroleum Ltd.(1)                            4,943
      312,215  Precision Drilling Corp.(1)                           12,870
      161,500  RIO Alto Exploration Ltd.(1)                           3,319
                                                           ---------------------
                                                                    132,016
                                                           ---------------------

DENMARK -- 4.8%
      232,700  Carlsberg A/S                                         10,435
       93,200  Coloplast A/S(1)                                       4,656
       88,300  Falck A/S                                              9,874
      132,424  NEG Micon A/S(1)                                       6,014
      396,100  Novozymes A/S Cl B                                     8,589
      125,845  SAS Danmark A/S                                        1,379
      187,400  Sophus Berendsen                                       4,766
      597,591  Vestas Wind Systems A/S                               29,173
                                                           ---------------------
                                                                     74,886
                                                           ---------------------

FINLAND -- 0.7%
      401,720  Tieto Corp. Cl B                                      10,791
                                                           ---------------------

FRANCE -- 6.6%
       98,668  Altran Technologies SA                                 5,739
      156,500  Coflexip SA                                           22,536


Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

       73,600  Compagnie Francaise d'Etudes
                  et de Construction Technip                   $     10,897
       97,697  Galeries Lafayette                                    15,953
      350,060  GFI Informatique(1)                                    7,851
      795,546  Infogrames Entertainment SA(1)                        14,935
      150,389  SCOR S.A.                                              6,616
       77,836  Transiciel SA(1)                                       3,556
       38,693  Unilog S.A.                                            3,352
       49,400  Union du Credit-Bail Immobilier                        7,878
       16,200  Zodiac S.A.                                            3,947
                                                           ---------------------
                                                                    103,260
                                                           ---------------------

GERMANY -- 2.2%
       79,159  Aixtron AG                                             6,677
        7,800  Deutsche Boerse AG                                     2,640
      181,421  DIS Deutscher Industrie Service AG                     5,648
       97,300  SGL Carbon AG(1)                                       3,828
      772,096  Thiel Logistik AG(1)                                  15,344
                                                           ---------------------
                                                                     34,137
                                                           ---------------------

GREECE -- 0.3%
      256,710  Folli-Follie Abee                                      4,552
                                                           ---------------------

HONG KONG -- 0.3%
    1,142,000  Great Eagle Holding Co.                                1,611
    3,674,000  Wheelock & Co. Ltd.                                    3,062
                                                           ---------------------
                                                                      4,673
                                                           ---------------------

HUNGARY -- 0.1%
       22,413  OTP Bank RT(1)                                         1,190
                                                           ---------------------

INDIA -- 1.0%
      516,100  Digital Equipment India Ltd.(1)                        6,220
      939,328  Satyam Computer                                        4,353
      397,700  SSI Ltd.                                               4,440
                                                           ---------------------
                                                                     15,013
                                                           ---------------------

IRELAND -- 0.6%
      787,451  Irish Life & Permanent Plc                             8,821
                                                           ---------------------

ISRAEL -- 1.1%
      302,200  Card Guard Scientific Survival Ltd.(1)                16,823
                                                           ---------------------

ITALY -- 2.7%
      887,850  Banca Popolare di Verona -- Banco
                  S. Geminiano ES Prospero Scrl                       8,698
      749,700  Buzzi Unicem SpA                                       7,193
      361,300  Italcementi SpA                                        3,087
    1,365,200  La Fondiaria Assicurazioni                             6,988
    2,042,092  Parmalat Finanziaria SPA                               5,788
    1,767,900  Saipem S.p.A.                                         10,994
                                                           ---------------------
                                                                     42,748
                                                           ---------------------

JAPAN -- 9.4%
    1,116,000  Aioi Insurance Co. Ltd.                                3,605
      404,000  Anritsu                                                7,238
      473,700  Capcom Co. Ltd.                                       15,661
        3,100  Dentsu Tec Inc.                                          217
       36,000  Disco Corporation                                      2,507


See Notes to Financial Statements               www.americancentury.com      15


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

       94,200  Fancl Corp.                                    $       6,095
      958,000  JGC Corp.                                              8,537
        1,091  JSAT Corp.                                             7,617
      662,000  JSR Corp.                                              4,783
    4,414,000  Kawasaki Heavy Industries Ltd.(1)                      6,371
      262,000  Kirin Beverage Corporation                             6,585
    1,040,000  Kokusai Securities Co. Ltd.                            8,291
      220,900  Kyorin Pharmaceutical Co. Ltd.                         9,454
       60,400  NEC Soft Ltd.                                          6,031
          500  Nippon Foundry Inc.(1)                                 4,196
    1,360,000  Nipponkoa Insurance Co. Ltd.                           5,021
      988,500  Sega Corp.(1)                                         18,083
      175,900  Shinkawa Ltd.                                          3,447
      346,700  Shinko Electric Industries                             9,455
      954,000  Suruga Bank Ltd.                                       8,518
        5,000  Suruga Seiki Co.                                         134
      548,000  Takashimaya Co. Ltd.                                   3,849
                                                           ---------------------
                                                                    145,695
                                                           ---------------------

MEXICO -- 0.6%
       91,000  Grupo Aeroportuario
                  del Sureste SA ADR(1)                               1,693
    1,389,000  Grupo Carso S.A. de CV Cl A1(1)                        3,873
      410,100  TV Azteca SA de CV ADR                                 3,076
                                                           ---------------------
                                                                      8,642
                                                           ---------------------

NETHERLANDS -- 7.8%
      378,281  Fugro N.V.                                            23,203
      227,141  IHC Caland N.V.(1)                                    11,175
      127,300  Internatio-Muller NV                                   2,973
      294,039  Kempen & Company NV                                   20,549
      364,900  Koninklijke Boskalis
                  Westminster N.V.                                    9,416
      339,363  Libertel NV(1)                                         3,388
      486,658  Nutreco Holding NV                                    21,431
      824,802  Van der Moolen Holding N.V.                           25,959
      187,600  Volker Wessels Stevin                                  4,071
                                                           ---------------------
                                                                    122,165
                                                           ---------------------

NORWAY -- 5.4%
      231,100  EDB Business Partner ASA(1)                            2,640
      478,100  Smedvig ASA Cl A                                       4,748
       90,200  Sparebanken Rogaland                                   2,504
    1,914,100  Tandberg ASA(1)                                       23,504
    3,008,600  Tomra Systems ASA                                     50,758
                                                           ---------------------
                                                                     84,154
                                                           ---------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.6%
    9,194,000  China Everbright Limited                               9,371
   26,382,000  Qingling Motors Company                                6,849
   19,143,700  Yanzhou Coal Mining Co. Ltd.                           8,099
                                                           ---------------------
                                                                     24,319
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

PORTUGAL -- 0.5%
      379,100  Brisa-Auto Estradas
                  de Portugal, S.A.                           $       3,435
      525,054  Telecel-Comunicacaoes
                  Pessoais, SA(1)                                     4,922
                                                           ---------------------
                                                                      8,357
                                                           ---------------------

SOUTH AFRICA -- 0.6%
    4,351,735  African Bank Investments Limited(1)                    4,542
      500,400  Sappi Limited                                          4,935
                                                           ---------------------
                                                                      9,477
                                                           ---------------------

SOUTH KOREA -- 9.0%
       46,130  Cheil Communications Inc.                              3,943
    4,375,851  Hanaro Telecom Inc.(1)                                14,005
      104,164  Hankuk Electric Glass                                  8,131
      442,800  Housing & Commercial Bank, Korea                       9,748
    1,055,280  Humax Co. Ltd.(2)                                     17,382
      586,600  Hyundai Mobis(1)                                       5,632
      574,250  Hyundai Motor Co. Ltd.                                11,319
      158,545  Korea Telecom Freetel(1)                               4,963
      139,850  LG Home Shopping Inc.(1)                               5,349
      142,806  NCSoft Corporation(1)                                 14,492
       42,410  Samsung Electro-Mechanics Co. Ltd.                     1,692
    3,719,400  Samsung Heavy Industries(1)                           15,534
      331,200  Samsung SDI Co. Ltd.                                  15,849
      167,500  Shisegae Co. Ltd.                                     11,494
                                                           ---------------------
                                                                    139,533
                                                           ---------------------

SPAIN -- 2.6%
      301,500  ACS, Actividades de Construccion y
                  Servicios, S.A.                                     8,163
      391,800  Corporacion Mapfre Compania
                  Internacional de Reaseguros                         7,992
       35,415  Grupo Acciona SA                                       1,311
      135,700  Grupo Auxiliar Metalurgico(1)                          3,030
    1,271,800  Grupo Dragados S.A.                                   15,914
      409,600  Indra Sistemas SA(1)                                   3,937
                                                           ---------------------
                                                                     40,347
                                                           ---------------------

SWEDEN -- 0.3%
       89,621  Getinge Industrier AB                                  1,422
      874,100  Swedish Match AB                                       4,039
                                                           ---------------------
                                                                      5,461
                                                           ---------------------

SWITZERLAND -- 3.8%
      161,400  Ascom Holding AG                                       8,212
       13,353  Disetronic Holding AG                                  9,545
       19,742  Givaudan                                               5,314
       34,800  Kaba Holdings AG(1)                                    8,573
        4,060  Leica Geosystems AG(1)                                 1,119
       15,700  Logitech International S.A.(1)                         4,737
      187,000  Mettler-Toledo International, Inc.(1)                  8,396
      153,000  Swisslog Holding AG                                    8,959
        2,537  Vontobel Holding AG Cl B                               4,237
                                                           ---------------------
                                                                     59,092
                                                           ---------------------


16       1-800-345-2021                       See Notes to Financial Statements


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 2.2%
    6,853,000  Arima Computer Corp.(1)                        $       6,671
    6,556,250  Compal Electronics Inc.                                8,761
   15,897,000  Orient Semiconductor Electro(1)                        5,979
    9,578,400  Powerchip Semiconductor Corp.                          5,764
   12,596,000  Yuanta Core Pacific Securities Co.(1)                  7,580
                                                           ---------------------
                                                                     34,755
                                                           ---------------------

UNITED KINGDOM -- 12.9%
    6,467,122  Aggregate Industries Plc                               8,048
    1,707,300  Aggreko PLC                                           12,118
    2,919,800  Airtours Plc                                          11,925
    2,940,100  Amec Plc                                              19,804
    1,049,600  Amey Plc                                               5,165
    2,316,900  Arcadia Group Plc(1)                                   9,167
      289,809  Berkeley Group Plc                                     3,352
      870,722  BTG Plc(1)                                            16,145
      865,868  EasyJet PLC(1)                                         5,360
    2,610,114  First Choice Holidays Plc                              6,200
    4,199,788  Incepta Group PLC                                      5,033
      502,000  JJB Sports Plc                                         5,624
    2,188,000  Man (E D & F) Group plc                               29,523
      876,852  Matalan plc                                            5,770
    6,996,100  Pilkington plc                                        11,459
      334,900  PizzaExpress plc                                       4,393
    3,410,010  Securicor Plc                                          8,704
    1,434,600  Shire Pharmaceuticals Group plc(1)                    23,559
    8,058,800  SkyePharma plc(1)                                      9,485
                                                           ---------------------
                                                                    200,834
                                                           ---------------------

UNITED STATES -- 1.2%
      308,600  Amdocs Ltd.(1)                                        19,071
                                                           ---------------------

TOTAL COMMON STOCKS                                               1,451,155
                                                           ---------------------
   (Cost $1,266,602)

PREFERRED STOCK -- 5.6%

GERMANY
       44,692  Hugo Boss AG                                          13,612
      720,580  Marschollek, Lautenschlaeger
                  und Partner AG                                     73,402
                                                           ---------------------

TOTAL PREFERRED STOCK                                                87,014
                                                           ---------------------
   (Cost $14,080)

                           ($ in Thousands)                        Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.2%

    Repurchase Agreement, Deutsche Bank,
       in a joint trading account at 3.98%,
       dated 5/31/01, due 6/1/01
       (Delivery value $19,402)                                $     19,400
                                                           ---------------------

   (Cost $19,400)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $1,557,569
                                                           =====================
   (Cost $1,300,082)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                    ($ in Thousands)
       Contracts           Settlement                            Unrealized
        to Sell               Date               Value              Loss
--------------------------------------------------------------------------------
    3,684,136,300  JPY       6/29/01           $31,003             $(384)
                                           =====================================
(Value on Settlement Date $30,619)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

MARKET SECTOR DIVERSIFICATION

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                5.0%
COMMERCIAL SERVICES                                            9.5%
CONSUMER SERVICES                                              2.8%
CONSUMER (CYCLICAL)                                           13.7%
CONSUMER (NON-CYCLICAL)                                        4.6%
ENERGY                                                         8.3%
FINANCIAL                                                     17.8%
HEALTH CARE                                                    7.8%
INDUSTRIALS                                                   10.3%
TECHNOLOGY                                                    14.1%
TELECOMMUNICATIONS                                             2.2%
TEMPORARY CASH INVESTMENTS                                     1.2%
TRANSPORTATION                                                 2.1%
UTILITY                                                        0.6%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
JPY = Japanese Yen
(1) Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended May 31, 2001.)


See Notes to Financial Statements               www.americancentury.com      17


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                             INVESTOR CLASS              ADVISOR CLASS           INSTITUTIONAL CLASS
                           (INCEPTION 9/30/97)        (INCEPTION 5/12/99)        (INCEPTION 1/28/99)
                           EMERGING                   EMERGING                   EMERGING
                           MARKETS     MSCI EMF       MARKETS     MSCI EMF       MARKETS      MSCI EMF

6 MONTHS(1)                  3.23%        2.70%         3.03%       2.70%          3.22%         2.70%
1 YEAR                     -22.82%      -21.71%       -23.06%     -21.71%        -22.63%       -21.71%
==============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                      4.36%       -1.57%          --          --             --            --
LIFE OF FUND                -0.93%       -8.81%         3.88%      -4.10%(2)      16.58%         7.23%(3)

(1) Returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 5 to the Financial Highlights on page 48 for more information.

(2) Since 4/30/99, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 54-58 for information about share classes, the MSCI Emerging Markets Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data shown in mountain chart]

$10,000 investment made 9/30/97

Value on 5/31/01
Emerging Markets      $9,663
MSCI EMF Index        $7,131

                Emerging Markets      MSCI EMF Index
Date                 Value                Value
9/30/1997           $10,000              $10,000
12/31/1997           $8,360               $8,248
3/31/1998            $9,060               $8,759
6/30/1998            $7,800               $6,692
9/30/1998            $5,879               $5,219
12/31/1998           $6,779               $6,158
3/31/1999            $7,439               $6,924
6/30/1999            $9,759               $8,613
9/30/1999            $9,379               $8,169
12/31/1999          $13,978              $10,248
3/31/2000           $15,798              $10,496
6/30/2000           $12,959               $9,429
9/30/2000           $11,299               $8,203
12/31/2000           $9,766               $7,111
3/31/2001            $9,020               $6,723
5/31/2001            $9,663               $7,131

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI Emerging Markets Free Index is provided for comparison in each graph. Emerging Markets' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI Emerging Markets Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

            Emerging Markets         MSCI EMF Index
Date             Return                  Return
5/31/1998*      -15.00%                 -25.24%
5/31/1999         1.88%                   3.46%
5/31/2000        44.57%                  17.75%
5/31/2001       -22.82%                 -21.71%

* From 9/30/97 to 5/31/98.


18    1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]

     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets team.

HOW DID EMERGING MARKETS PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2001?

     In our last report to you, Emerging Markets was down amidst a steep correction that ripped through global markets, creating one of the most volatile periods for international investors in recent memory. Although many international markets continued to struggle during the months covered by this report, the fund kept its head above water, gaining 3.23%* for the period. It outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, which posted a 2.70% return.

     During much of the fund's three-plus years in operation, the emerging markets investment arena has been a difficult one in which to generate positive returns. Nonetheless, the fund has performed well relative to its benchmark and its peers. For the three years ended May 31, 2001, Emerging Markets posted an annualized return of 4.36%, well ahead of the 1.57% loss recorded by the Emerging Markets Free Index.

BEFORE DISCUSSING THE FUND'S RECENT PERFORMANCE, WILL YOU BRIEFLY DESCRIBE YOUR INVESTMENT STRATEGY?

     We seek long-term growth by investing in companies demonstrating acceleration in their earnings and/or revenues. We focus our search primarily on firms that are based in emerging markets.

     To find these firms, we use a disciplined, bottom-up approach. That means we evaluate each company we consider on its own merits, rather than rely solely on economic models to lead us to fast-growing global regions. We look closely at each portfolio candidate's key characteristics, beginning with its earnings and revenue pattern, and then scrutinize the catalysts driving its growth--including its product lines, management, business model, and markets--to determine if the growth is sustainable. To manage risk, we evaluate the economic strength and stability of the country in which each portfolio candidate is located, and carefully diversify across regions, market sectors, and industries.

THE PAST SIX MONTHS WERE VOLATILE ONES IN MANY INTERNATIONAL MARKETS AS THE GLOBAL ECONOMY LOST MOMENTUM, OIL PRICES REMAINED HIGH AND TECHNOLOGY CONTINUED TO STRUGGLE. HOW EFFECTIVE WAS YOUR STRATEGY IN THIS CHANGING ENVIRONMENT?

     We focus on the fundamental factors that enable a firm to continue to grow, which enables us to identify those we think appear most likely to succeed over time.

     However, emerging economies can be more sensitive to economic developments than more mature economies and can react more dramatically to major international events. In addition,

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                    5/31/01          11/30/00
NO. OF EQUITY SECURITIES             131                94

MEDIAN MARKET                       $964              $1.21
   CAPITALIZATION                  MILLION           BILLION

WEIGHTED AVERAGE                    $3.55             $4.77
   MARKET CAPITALIZATION           BILLION           BILLION

PORTFOLIO TURNOVER                  132%(1)           196%(2)

EXPENSE RATIO (FOR
   INVESTOR CLASS)                 2.00%(3)            2.00%

(1) Six months ended 5/31/01.
(2) Year ended 11/30/00.
(3) Annualized.

INVESTMENTS BY COUNTRY
                                       % OF FUND INVESTMENTS
                                     AS OF               AS OF
                                    5/31/01            11/30/00
SOUTH KOREA                          15.1%                6.6%
MEXICO                               14.3%               11.7%
TAIWAN
   (REPUBLIC OF CHINA)               11.2%                4.2%
SOUTH AFRICA                          9.6%                8.1%
PEOPLE'S REPUBLIC
   OF CHINA                           8.9%                7.9%
BRAZIL                                7.3%               14.1%
RUSSIAN FEDERATION                    7.2%                6.1%
INDIA                                 4.9%                5.9%
ISRAEL                                3.4%                1.9%
TURKEY                                2.7%                0.9%
OTHER                                15.4%               32.6%*

*Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 57-58.


                                                  www.americancentury.com    19


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

these markets are smaller, so the departure of even a limited number of investors can have a significant impact. As a result, emerging markets are more sensitive and investors there often must contend with influences that are not connected to company fundamentals.

     During 1999 and 2000, the technology and telecommunications sectors were the market's leaders, later replaced by energy firms that led the way on a wave of higher oil prices. Investors needed to look no further than these high-flying areas to find rapid growth. Clearly, those themes have played out, and acceleration has become much more difficult to find. Our strategy works well in the current environment, where there are no predominant investment "themes" at play. In this atmosphere, identifying firms with sustainable, accelerating growth demands careful research and analysis--elements that are fundamental to our process. We believe our discipline naturally leads us to growing firms--without respect to region, market sector or industry--no matter what the markets are doing.

WHICH HOLDINGS BEST ILLUSTRATE YOUR STRATEGY AT WORK?

     Our best example is Denway Motors, Ltd., the fund's fourth-largest holding and top-contributor for the period. Denway is a Hong Kong-listed auto assembler whose success has been driven in part by dramatic change underway in China. China's economy has grown tremendously--averaging 7% annually for the last five years--thanks to the government's efforts to reform its financial markets, streamline its state-owned companies and reduce its agricultural subsidies to gain membership in the World Trade Organization. These efforts have paid off: As money has poured into the economy and the Chinese people have become more prosperous, demand for consumer goods--cars included--has grown exponentially. Demand has been most pronounced for a quality mid-sized sedan, and Denway seized this opportunity, signing a strategic long-term contract with Japan's Honda Motors to assemble and distribute its popular Accord sedan. The company has benefited from both robust sales and lower costs on imported vehicle parts due to a weak Japanese yen.

     Our discipline also led us to several rapidly growing firms in Russia. That country's investment climate is improving in line with its governmental and economic reform. The environment resulting from these reforms has enabled many Russian firms to adopt westernized business practices in an effort to encourage foreign investment and market themselves globally. Two names that drew our attention were Lukoil and Yukos Holdings, both of which are among the world's largest integrated oil companies. Rising oil prices and strong demand have certainly played a role in these firms' recent growth, but the more compelling catalysts behind their success are their progress in corporate governance, improved accounting transparency and increased disclosure, as well as a focus on profitability and increasing shareholder value.

     Another Russian holding that ranks among our best contributors is Norilsk Nickel. Norilsk is one of the world's leading producers of palladium and various platinum-group metals (PGM). Platinum in particular is in high demand by automakers that use it in the manufacture of catalytic converters. Russia's rich PGM resources enable it to significantly influence market pricing in these precious metals, and Norilsk is well positioned to benefit as the key supplier.

[left margin]

TOP TEN HOLDINGS
                                       % OF FUND INVESTMENTS
                                     AS OF               AS OF
                                    5/31/01            11/30/00
SAPPI LIMITED                         2.1%               0.9%
GRUPO FINANCIERO
   BANCOMER, S.A.
   DE C.V. CL O                       1.9%                --
CHINA EVERBRIGHT
   LIMITED                            1.8%                --
DENWAY MOTORS LTD.                    1.8%               1.9%
DUZON DIGITAL
   WARE CO. LTD.                      1.7%                --
GRUPO FINANCIERO
   BANORTE S.A.
   DE C.V. CL O                       1.7%                --
YUKOS OIL CO.                         1.7%               2.0%
ASUSTEK
   COMPUTER INC.                      1.6%               0.2%
WAL-MART DE MEXICO
   SA DE CV, SERIES V                 1.6%               1.7%
BIO-TECHNOLOGY
   GENERAL CORP.                      1.6%                --

TOP FIVE SECTORS
                                       % OF FUND INVESTMENTS
                                     AS OF               AS OF
                                    5/31/01            11/30/00
CONSUMER (CYCLICAL)                  19.7%              16.4%
TECHNOLOGY                           15.9%               9.8%
FINANCIAL                            15.2%               7.3%
BASIC MATERIAL                       14.4%              18.6%
TELECOMMUNICATIONS                    7.6%               7.6%


20    1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH OTHER STOCKS CONTRIBUTED TO RETURNS?

     Our focus on individual companies, rather than sectors or regions, often leads us to opportunities in overlooked areas of the market--places in which acceleration is generally unlikely due to some overriding factor, such as economic crisis, a trade imbalance or even political instability.

     Consider Turkey. This country has been struggling with serious economic problems that intensified in February 2001 when the Turkish currency was dramatically devalued. We took advantage of this weakness to build positions in several Turkish exporters--fundamentally sound companies that gained a relative price advantage for their products due to the lira's devaluation. One good example is Tofas Turk Otomobil Fabrikasi, which is Turkey's leading automobile manufacturer. While the devaluation brought difficulty to their domestic business, it strengthened the company's role as a growing exporter.

WHICH HOLDINGS WERE DISAPPOINTING?

     Although we had reduced our exposure to telecommunications and technology throughout 2000, we were unable to completely sidestep the damage as these sectors corrected. Firms in these groups emerged as the greatest detractors for the period. Two of them were Orascom, an Egyptian cellular telephone company with holdings in Africa and Pakistan, and Embratel, a long-distance carrier in Brazil. Weakness in telecom share prices affected Orascom's shares while increased competition in its core long-distance business has caused weakness in Embratel's share price.

     Among technology holdings, we no longer own two previously strong contributors, Satyam Computer Services and Orbotech Ltd. Satyam is an Indian software exporter. As was the case with many technology firms, its stock retreated in the face of the worldwide slowdown in corporate spending on information technology. Orbotech's story is similar; this Israeli firm makes equipment used by electronics manufacturers to test printed circuit boards, flat-panel displays and other equipment.

WHAT'S YOUR OUTLOOK FOR EMERGING MARKETS IN THE MONTHS AHEAD?

     Despite the fact that acceleration has become more difficult to find as the global economy has slowed, we remain optimistic and excited about a number of changes we see taking place on several fronts. Topping that list is the progress occurring in governmental reform and corporate governance in many regions. Mexico, for example, is beginning to reap the benefits of its economic reform and strengthening economy. It has earned investment-grade status from Moody's and is on its way to earning this from Standard & Poor's. Citibank recently bought Mexico's largest bank, which is a strong indication of the global investment community's increasing faith in Mexico's progress. We're also pleased with the increasing availability of corporate information on the Internet--a clear sign that firms around the world are moving toward greater transparency. Finally, many emerging markets continue to trade at more attractive prices than developed markets, and money has continued to flow into these regions despite the slower environment. We believe that these changes bode well for emerging markets investors, and are confident that our bottom-up strategy will continue to lead us to the best growth opportunities available.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

================================================================================
                                                           AS OF MAY 31, 2001
* COMMON STOCKS & WARRANTS                                        97.3%
* PREFERRED STOCKS                                                 2.7%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  100.0%

[pie  chart]

================================================================================
                                                        AS OF NOVEMBER 30, 2000
* COMMON STOCKS                                                   82.8%
* PREFERRED STOCKS                                                12.7%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                   95.5%

* TEMPORARY CASH INVESTMENTS                                       4.5%

[pie chart]


                                                  www.americancentury.com    21


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 97.3%

BRAZIL -- 4.6%
    5,298,000  Bahia Sul Celulose S.A.                          $       426
        5,512  Companhia de Saneamento Basico
                  do Estado de Sao Paulo                                 --
       60,100  Companhia Vale do Rio Doce Cl A(1)                     1,458
   11,488,000  Duratex SA                                               251
       32,300  Embraer Empresa Bras
                  de Aeronautica ADR                                  1,337
       14,500  Tele Leste Celular
                  Participacoes S.A. ADR(1)                             609
       14,100  Telesp Celular Participacoes
                  S.A. ADR                                              246
       59,600  Votorantim Celulose e Papel
                  SA ADR                                                772
                                                           ---------------------
                                                                      5,099
                                                           ---------------------

CHILE -- 0.4%
       11,100  Lan Chile SA ADR                                         108
       50,000  Maderas y Sinteticos SA                                   26
       16,300  Maderas y Sinteticos SA ADR                              256
                                                           ---------------------
                                                                        390
                                                           ---------------------

CROATIA -- 1.6%
       98,000  Pliva D.D. GDR                                         1,044
       39,300  Zagrebacka Banka GDR                                     799
                                                           ---------------------
                                                                      1,843
                                                           ---------------------

CZECH REPUBLIC -- 1.2%
      154,700  Czeske Energeticke Zavody a.s.(1)                        417
        3,900  Philip Morris CR a.s.(1)                                 569
      253,000  Unipetrol A.S.(1)                                        366
                                                           ---------------------
                                                                      1,352
                                                           ---------------------

EGYPT -- 0.5%
      152,800  Orascom Telecom Holding
                  S.A.E GDR(1)                                          573
                                                           ---------------------

FINLAND -- 0.4%
       24,100  Hartwall Oyj Abp                                         408
                                                           ---------------------

GREECE -- 1.2%
       83,000  Arcadia Metal Industry C. Rokas S.A.                     765
       35,285  Folli-Follie Abee                                        626
                                                           ---------------------
                                                                      1,391
                                                           ---------------------

HONG KONG -- 1.5%
      117,000  Henderson Land Development
                  Company Ltd.                                          546
      119,000  Sun Hung Kai Properties Ltd.                           1,110
                                                           ---------------------
                                                                      1,656
                                                           ---------------------

HUNGARY -- 0.8%
       22,030  North American Bus Industries RT(1)                      275
       10,900  OTP Bank RT(1)                                           579
                                                           ---------------------

                                                                        854
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

INDIA -- 4.9%
       71,500  Cipla Limited(1)                                    $  1,684
       92,500  Digital Equipment India Ltd.(1)                        1,115
      248,300  Hindustan Lever Limited                                1,045
       43,000  Housing Development Finance
                  Corp. Ltd.(1)                                         605
       93,200  SSI Ltd.                                               1,040
                                                           ---------------------
                                                                      5,489
                                                           ---------------------

ISRAEL -- 3.4%
      148,400  Bio-Technology General Corp.(1)                        1,765
       26,300  Camtek Limited(1)                                        160
        9,500  Check Point Software
                  Technologies Ltd.(1)                                  512
        9,800  ESC Medical Systems Ltd.(1)                              267
       15,300  Taro Pharmaceuticals Industries(1)                     1,044
                                                           ---------------------
                                                                      3,748
                                                           ---------------------

MEXICO -- 14.3%
       58,500  America Movil, Series L ADR(1)                         1,193
      584,000  ARA, S.A. de C.V.(1)                                     935
       22,000  Cemex SA ADR                                             583
       67,800  Coca-Cola FEMSA, S.A.
                  de C.V. ADR                                         1,516
       20,000  Grupo Aeroportuario del Sureste
                  SA ADR(1)                                             372
      402,100  Grupo Continental, S.A.                                  585
    1,557,000  Grupo Elektra S.A.                                     1,421
    2,309,984  Grupo Financiero Bancomer,
                  S.A. de C.V. Cl O(1)                                2,141
      859,000  Grupo Financiero Banorte
                  S.A. de C.V. Cl O(1)                                1,860
       28,300  Grupo Financiero Inbursa SA(1)                           114
      450,900  Grupo Modelo S.A. de C.V. Series C                     1,203
       13,000  Grupo Televisa S.A. GDR(1)                               549
       86,200  Industrias Penoles SA(1)                                 118
       48,200  Telefonos de Mexico, S.A. Cl L ADR                     1,662
      673,000  Wal-Mart de Mexico SA de CV,
                  Series V                                            1,788
                                                           ---------------------
                                                                     16,040
                                                           ---------------------

PEOPLE'S REPUBLIC OF CHINA -- 8.9%
    2,206,000  Beijing Datang Power Generation
                  Company Ltd. (Acquired
                  5/10/01-5/18/01,
                  Cost $793)(2)                                         820
    4,180,000  Beijing North Star Co.                                 1,028
    1,944,000  China Everbright Limited                               1,981
    2,988,000  China Resources Beijing Land                             862
    1,362,000  China Travel International
                  Investment HK Ltd.                                    271
      162,800  China Travel International
                  Investment HK Ltd. Warrants(1)                          7
    1,126,000  CNOOC Ltd.(1)                                          1,119
    5,338,600  Denway Motors Ltd.(1)                                  1,968


22     1-800-345-2021                         See Notes to Financial Statements


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

      194,000  Kingdee International
                  Software Group(1)                             $        99
    2,186,000  Qingling Motors Company                                  568
    2,784,500  Yanzhou Coal Mining Co. Ltd.                           1,178
                                                           ---------------------
                                                                      9,901
                                                           ---------------------

PERU -- 0.8%
       37,400  Credicorp Limited                                        303
       17,300  Minas Buenaventura ADR                                   277
       23,800  Southern Peru Copper Corp.                               330
                                                           ---------------------
                                                                        910
                                                           ---------------------

POLAND -- 2.4%
       66,200  Bank Pekao S.A.(1)                                     1,198
      178,000  Elektrim Spolka Akcyjna S.A.(1)                        1,467
        5,400  Przedsiebiorstwo Farmaceutyczne
                  JELFA S.A.                                             58
                                                           ---------------------
                                                                      2,723
                                                           ---------------------

RUSSIAN FEDERATION -- 7.2%
       31,300  Lukoil Holding ADR                                     1,630
      117,400  Norilsk Nickel                                         1,656
      173,400  Sun Interbrew Ltd. GDR(1)                                592
       26,500  Surgutneftegaz ADR                                       376
      129,700  Unified Energy Systems ADR                             1,362
       34,700  Vimpel-Communications ADR(1)                             599
      571,200  Yukos Oil Co.                                          1,850
                                                           ---------------------
                                                                      8,065
                                                           ---------------------

SOUTH AFRICA -- 9.6%
    1,177,000  African Bank Investments Limited(1)                    1,228
      284,900  Amalgamated Banks of South Africa                      1,247
      111,900  Dimension Data Holdings Ltd.(1)                          527
      133,634  Edgars Consolidated Stores                               414
      994,200  Foschini Limited                                         727
    1,118,000  Murray & Roberts Holdings(1)                             811
       48,800  Nedcor Limited                                           927
    2,631,100  Network Healthcare Holdings                              530
       53,000  Pretoria Portland Cement Co.                             441
      237,500  Sappi Limited                                          2,342
       44,000  South African Breweries Ltd.                             326
    1,236,200  Super Group Limited                                    1,236
                                                           ---------------------
                                                                     10,756
                                                           ---------------------

SOUTH KOREA -- 15.1%
       69,690  Duzon Digital Ware Co. Ltd.(1)                         1,883
      189,000  Hanaro Telecom Inc.(1)                                   605
       20,080  Hankuk Electric Glass                                  1,567
      102,000  Humax Co. Ltd.                                         1,680
       13,000  Hyundai Heavy Industries                                 269
       70,100  Hyundai Mobis(1)                                         673
       88,000  Hyundai Motor Co. Ltd.                                 1,735
       44,900  Kookmin Bank                                             582
       24,952  Korea Telecom Freetel(1)                                 781
       15,600  LG Ad Inc.(1)                                            571
       21,620  LG Home Shopping Inc.(1)                                 827
       13,052  NCSoft Corporation(1)                                  1,324

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

        7,500  Samsung Electro-Mechanics Co. Ltd.               $       299
        5,200  Samsung Electronics                                      861
      405,600  Samsung Heavy Industries(1)                            1,694
       22,000  Shisegae Co. Ltd.                                      1,510
                                                           ---------------------
                                                                     16,861
                                                           ---------------------

TAIWAN (REPUBLIC OF CHINA) -- 11.2%
      621,000  Arima Computer Corp.(1)                                  605
      370,000  Asustek Computer Inc.                                  1,801
      901,000  Bank Sinopac(1)                                          407
      717,500  Compal Electronics Inc.                                  958
      390,000  D-Link Corp.                                             572
    1,007,000  GVC Corp.(1)                                             463
      206,620  Hon Hai Precision Industry                             1,158
    2,436,000  International Bank of Taipei                             808
    1,548,000  Orient Semiconductor Electro(1)                          582
      938,000  Phoenixtec Power Co. Ltd.(1)                             758
    1,321,200  Powerchip Semiconductor Corp.                            795
      362,000  Silicon Integrated Systems Corp.(1)                      545
      171,000  Sunplus Technology Co. Ltd.(1)                           837
      217,000  Taiwan Semiconductor
                  Manufacturing Co. Ltd.(1)                             573
      474,000  United Microelectronics Corp.(1)                         727
    1,149,590  Winbond Electronics Corp.                                981
                                                           ---------------------
                                                                     12,570
                                                           ---------------------

THAILAND -- 2.0%
       64,500  Advanced Info Service
                  Public Co. Limited                                    691
    1,361,900  National Finance PLC(1)                                  261
    1,425,000  Siam Commercial Bank Ltd.(1)                             698
      393,500  Thai Union Frozen Products
                  Public Company Limited(1)                             624
                                                           ---------------------
                                                                      2,274
                                                           ---------------------

TURKEY -- 2.7%
    5,151,000  Celebi Hava Servisi(1)                                   242
  135,198,700  Menderes Tekstil
                  Sanayi ve Ticaret A.S.(1)                             257
   11,957,400  Petrol Ofisi                                             445
  148,600,000  Tofas Turk Otomobil Fabrikasi A.S.(1)                  1,245
  305,000,000  Vestel Elektronik Sanayi(1)                              808
                                                           ---------------------
                                                                      2,997
                                                           ---------------------

UNITED KINGDOM -- 2.2%
      162,100  Antofagasta Holdings plc                               1,195
      573,619  Old Mutual Plc                                         1,276
                                                           ---------------------
                                                                      2,471
                                                           ---------------------

UNITED STATES -- 0.4%
       26,700  DSP Group, Inc.(1)                                       482
                                                           ---------------------

TOTAL COMMON STOCKS & WARRANTS                                      108,853
                                                           ---------------------
   (Cost $100,618)


See Notes to Financial Statements                 www.americancentury.com    23


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.7%

BRAZIL
       57,100  Aracruz Celulose S.A. ADR                        $       988
    4,334,400  Caemi Mineracao e Metalurgica(1)                         545
   80,750,000  Companhia Paranaense
                  de Energia-Copel, Series B                            547
  439,100,000  Tele Celular Sul Participacoes S.A.                      902
                                                           ---------------------

TOTAL PREFERRED STOCKS                                                2,982
                                                           ---------------------
   (Cost $3,115)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $111,835
                                                           =====================
   (Cost $103,733)

MARKET SECTOR DIVERSIFICATION

                                                      As a Percentage of Total
                                                        Investment Securities
BASIC MATERIALS                                                 14.4%
COMMERCIAL SERVICES                                              4.2%
CONSUMER SERVICES                                                1.0%
CONSUMER (CYCLICAL)                                             19.7%
CONSUMER (NON-CYCLICAL)                                          6.1%
ENERGY                                                           4.8%
FINANCIAL                                                       15.2%
HEALTH CARE                                                      5.7%
INDUSTRIALS                                                      2.2%
TECHNOLOGY                                                      15.9%
TELECOMMUNICATIONS                                               7.6%
TRANSPORTATION                                                   0.3%
UTILITY                                                          2.9%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $820 (in thousands), which represented 0.7% of net assets.


24      1-800-345-2021                        See Notes to Financial Statements


Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                              INVESTOR CLASS              ADVISOR CLASS           INSTITUTIONAL CLASS
                           (INCEPTION 12/1/98)         (INCEPTION 2/5/99)          (INCEPTION 8/1/00)
                           GLOBAL         MSCI         GLOBAL         MSCI         GLOBAL         MSCI
                           GROWTH      WORLD FREE      GROWTH      WORLD FREE      GROWTH      WORLD FREE

6 MONTHS(1)                -10.64%        -6.28%       -10.77%       -6.28%        -10.56%        -6.28%
1 YEAR                     -15.57%       -15.06%       -15.70%      -15.06%           --            --
=============================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                21.32%         1.90%        17.26%       -0.93%(2)     -19.66%       -15.43%

(1) Returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 5 to the Financial Highlights on page 51 for more information.

(2) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 54-58 for information about share classes, the MSCI World Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data shown in mountain chart]

$10,000 investment made 12/1/98

Value on 5/31/01
Global Growth            $16,199
MSCI World Free Index    $10,481

             Global Growth       MSCI World Free Index
Date             Value                   Value
12/1/1998       $10,000                 $10,000
12/31/1998      $10,860                 $10,487
1/31/1999       $11,540                 $10,714
2/28/1999       $11,120                 $10,427
3/31/1999       $11,720                 $10,858
4/30/1999       $12,140                 $11,286
5/31/1999       $11,859                 $10,868
6/30/1999       $12,679                 $11,371
7/31/1999       $12,959                 $11,336
8/31/1999       $13,019                 $11,313
9/30/1999       $13,299                 $11,201
10/31/1999      $14,319                 $11,782
11/30/1999      $16,658                 $12,111
12/31/1999      $20,206                 $13,090
1/31/2000       $19,505                 $12,339
2/29/2000       $22,925                 $12,371
3/31/2000       $22,484                 $13,224
4/30/2000       $20,180                 $12,664
5/31/2000       $19,183                 $12,342
6/30/2000       $20,367                 $12,755
7/31/2000       $20,179                 $12,394
8/31/2000       $21,424                 $12,796
9/30/2000       $20,428                 $12,114
10/31/2000      $19,597                 $11,909
11/30/2000      $18,123                 $11,185
12/31/2000      $19,040                 $11,364
1/31/2001       $18,613                 $11,588
2/28/2001       $17,046                 $10,607
3/31/2001       $15,635                  $9,903
4/30/2001       $16,576                 $10,630
5/31/2001       $16,199                 $10,481

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI World Free Index is provided for comparison in each graph. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

[data shown in bar chart]

               Global Growth        MSCI World Free Index
Date               Return                  Return
5/31/1999*         18.60%                    8.68%
5/31/2000          61.77%                   13.56%
5/31/2001         -15.57%                  -15.06%

* From 12/1/98 to 5/31/99.


                                                  www.americancentury.com    25


Global Growth--Q&A
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]

An interview with Bradley Amoils and Henrik Strabo, portfolio managers on the Global Growth team.

HOW DID GLOBAL GROWTH PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2001?

     Global Growth declined 10.64%* during a period that was marked by declining corporate profits across world markets. Its benchmark, the Morgan Stanley Capital International World Free Index, fell 6.28%.

     While we're never satisfied with negative short-term performance, our overarching goal is to deliver solid results over time. Our longer-term investors have not been disappointed: Since its introduction on December 1, 1998, Global Growth has produced an average annualized return of 21.32%, versus just 1.90% for its benchmark. We've achieved that performance by relying on a disciplined investment process designed to lead us to growing businesses.

PLEASE COMMENT ON THE INTERNATIONAL INVESTING CLIMATE YOU FACED.

     Growth-oriented investors were challenged by an exceptionally tough environment as markets worldwide slowed in response to a cooling U.S. economy. The change in global business conditions was more sudden and steep than anticipated, and the result was a steady stream of earnings warnings from companies across many industries, particularly in technology and telecommunications. In the United States, the stimulating effect from five interest rate reductions by the Federal Reserve has yet to be seen.

     Initially, many observers felt that Europe might be shielded from the brunt of the slowdown by active eurozone economies and a relatively light dependency on U.S. consumers. But that was not to be. Like their U.S. counterparts, European telecommunications and technology companies were particularly hard hit as expectations for growth slowed. Investors were concerned about the continued earnings strength of businesses tied to the Internet, computers and wireless communications. In the United States, the Nasdaq Composite, where many technology companies are represented, fell 18.64%. Germany's version of the Nasdaq, the Neuer Markt, was down 42.46%.

     The earnings outlooks of tech companies here and abroad changed with a speed and magnitude that was unprecedented--and that included the bellwethers. Cisco Systems, one of the world's largest providers of equipment used in telecommunications networks, reported a 30% drop in revenues over a single quarter as telecom service providers reeled in their capital spending. That drastic shrinkage in earnings visibility helped make Cisco Global Growth's largest detractor for the period.

     The story was the same for EMC Corp., the bellwether maker of computer hardware and software used for data storage. In an era of burgeoning e-commerce, some thought that the demand for storage would remain largely impervious to short-term changes in the economy. But with business falling off, corporations curbed spending on computers and related

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                      5/31/01          11/30/00

NO. OF EQUITY SECURITIES               182               167

MEDIAN MARKET                         $9.01             $15.5
   CAPITALIZATION                    BILLION           BILLION

WEIGHTED AVERAGE                      $54.0             $64.2
   MARKET CAPITALIZATION             BILLION           BILLION

PORTFOLIO TURNOVER                   111%(1)           123%(2)

EXPENSE RATIO (FOR
   INVESTOR CLASS)                  1.30%(3)            1.30%

(1) Six months ended 5/31/01.
(2) Year ended 11/30/00.
(3) Annualized.

INVESTMENTS BY COUNTRY
                                  % OF FUND INVESTMENTS
                                AS OF               AS OF
                              5/31/01             11/30/00
UNITED STATES                  50.4%                44.1%*
JAPAN                           9.4%                 5.0%
FRANCE                          6.7%                 8.9%
UNITED KINGDOM                  4.2%                 8.2%
NETHERLANDS                     4.0%                 5.4%
SOUTH KOREA                     3.7%                  --
GERMANY                         3.4%                 5.0%
OTHERS                         18.2%                23.4%

*Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 57-58.


26    1-800-345-2021


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

gear to cut costs and protect profits, causing EMC to miss first-quarter earnings estimates. We sold the stock.

     Sun Microsystems, which makes server computers for corporate networks, also saw demand evaporate as a result of fewer Internet start-ups and slackening demand by corporations in Europe. We eliminated our position in Sun.

     As we said above, plenty of companies outside technology missed their numbers. One that slowed our progress was Coca-Cola Co. Improvements that we expected in Coke's case sales in the United States didn't materialize, and Coke has faced stiffening competition from non-carbonated drinks. We relinquished our position over the period.

WHAT WAS YOUR STRATEGY IN AN ENVIRONMENT OF DECLINING CORPORATE PROFITS?

     We moved aggressively to add value for our investors in this climate of greatly reduced earnings visibility. We follow a "bottom-up" investment process, looking for individual businesses whose earnings are improving. Over the period, our international search for growing companies led us to businesses that appeared able to sustain their growth, even in a slowing economy.

     For example, in any industry, when sales are slowing, businesses step up their efforts to cut costs. Some achieve that by outsourcing part of their operations. In the United States, Affiliated Computer Services is benefiting from that trend--so much so that it was one of our top contributors for the period. Affiliated is a broad provider of information technology services to corporate and government clients, including assignments such as processing health claims for Medicaid.

     Our search for growth also led us to Embraer Empresa, a Brazilian jet manufacturer and the fund's top contributor. Embraer makes small- and mid-sized, fuel-efficient jets for regional airlines. Embraer has a strong hold on this market, which is growing due to expansion in regional, point-to-point jet service.

     Rite Aid, the U.S. drugstore chain, is more than just another company weathering an economic downturn; it's a successful turnaround story. A few years ago, Rite Aid took on tremendous debt to acquire a competing chain, which, combined with poor management execution, almost put it in bankruptcy. The company has new management and a new lease on life, thanks to a debt restructuring and better store merchandising. Rite Aid is among our ten largest holdings and was our third-largest contributor to results.

     Our second-best contributor, Ticketmaster, is benefiting from a dominant market position in ticket sales for concerts and other events. Ticketmaster also owns Citysearch, an Internet portal that enables people to research information on, and buy tickets to, events occurring in other cities.

     In utilities, we were attracted to Allegheny Energy, a midwestern electric power producer. With electricity in high demand and short supply, Allegheny is buying and building coal- and gas-powered generation facilities and selling surplus power to other energy companies.

     Meanwhile, shippers of petroleum also provided favorable results, beginning with Bahamas-based Teekay Shipping Company. Teekay operates a fleet of modern, double-hulled oil tankers that transport crude oil to the United States. New laws are curtailing the use of single-hull ships, and the immediate result has been a shortage of tankers--and higher revenues for Teekay. The tanker shortage has been good news for another of our

TOP TEN HOLDINGS
                                       % OF FUND INVESTMENTS
                                     AS OF               AS OF
                                    5/31/01            11/30/00
TYCO INTERNATIONAL LTD.              2.1%                2.4%
GENERAL ELECTRIC CO.                 2.0%                2.4%
NOVO NORDISK
     A/S CL B                        2.0%                1.6%
CITIGROUP INC.                       1.9%                2.7%
MICROSOFT CORP.                      1.7%                0.5%
CONSTELLATION
     ENERGY GROUP                    1.4%                 --
PFIZER, INC.                         1.4%                1.2%
KPMG CONSULTING INC.                 1.3%                 --
PHILIP MORRIS
     COMPANIES INC.                  1.2%                 --
RITE AID CORP.                       1.1%                 --

TOP FIVE SECTORS
                                       % OF FUND INVESTMENTS
                                     AS OF               AS OF
                                    5/31/01            11/30/00
TECHNOLOGY                           20.7%               15.7%
FINANCIAL                            15.3%               29.7%
CONSUMER (CYCLICAL)                  11.4%                4.8%
HEALTH CARE                          10.1%               16.1%
ENERGY                                8.3%                2.6%


                                                  www.americancentury.com    27


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

investments, Korea's Samsung Heavy Industries Co. Samsung, the world's third-largest shipbuilder, has a three-year order backlog.

GLOBAL GROWTH REDUCED ITS HEALTH CARE HOLDINGS BUT MAINTAINED POSITIONS IN SEVERAL DRUG COMPANIES. WHAT'S YOUR THINKING ON HEALTH CARE?

     As many investors may know, numerous health care stocks retreated during the period after making significant gains in 2000 when investors were looking for a refuge from market turmoil. When interest rates in the United States and elsewhere began to decline, many investors sold health care investments to move into more economically sensitive sectors. As a result, Global Growth's health care positions detracted some from our performance during the period.

     The fund continues to be invested in several leading international pharmaceutical companies that we believe are in position to continue their growth. Our health care positions, which account for 10% of assets, include Aventis, France's largest pharmaceutical company, and Denmark's Novo Nordisk. Aventis, which makes the blood-thinning medicine Lovenox and the allergy pill Allegra, has enjoyed increasing revenues and profits as management has exited non-health care operations and concentrated on a few drugs with substantial growth potential. Novo Nordisk, a leader in the market for diabetes products, is experiencing accelerating growth from sales of Novo Seven, a new drug for treatment of bleeding episodes in hemophilia patients.

GLOBAL GROWTH CUT ITS STAKE IN FINANCIALS NEARLY IN HALF. WHAT HAPPENED IN THAT AREA?

     Earnings slowed in the financial sector, and its reduced weighting in our portfolio (29% to 15% of assets) underscores our search elsewhere for growth opportunities. The shares of many financially oriented companies overseas as well as in the United States--including banks, financial services providers and insurance businesses--were pressured by slowing business activity and declining securities markets.

     France's Axa, for example, was one of our largest holdings six months ago, but is no longer in the portfolio. This international group of insurance and financial services companies declined on concerns about earnings visibility. Caught in the period's economic malaise, Axa has lost share in the French insurance market, and experienced a dramatic slowdown in its variable annuity business.

WHAT ARE YOUR PLANS FOR GLOBAL GROWTH?

     We plan to continue our disciplined investment approach, looking for companies that meet our demanding standards for earnings and revenue growth. In our view, the best way to ride through periods of volatility and uncertainty is to own growing businesses.

     We believe our investment strategy, coupled with our investment team's skill in finding growth opportunities around the world, will continue to reward investors over time.

TYPES OF INVESTMENTS IN THE PORTFOLIO

================================================================================
                                                          AS OF MAY 31, 2001
* COMMON STOCKS & RIGHTS                                        99.0%
* PREFERRED STOCKS                                               1.0%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                100.0%

[pie chart]

================================================================================
                                                       AS OF NOVEMBER 30, 2000
* COMMON STOCKS & RIGHTS                                        92.6%
* PREFERRED STOCKS                                               2.6%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                 95.2%

* TEMPORARY CASH INVESTMENTS                                     4.8%

[pie chart]


28    1-800-345-2021


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS -- 99.0%

AUSTRALIA -- 0.6%
      188,264  Broken Hill Proprietary Co. Ltd.                 $     2,141
                                                           ---------------------

BAHAMAS -- 0.4%
       24,500  Teekay Shipping Corp.                                  1,225
                                                           ---------------------

BERMUDA -- 0.4%
       35,400  Annuity and Life Re (Holdings), Ltd.                   1,213
                                                           ---------------------

CANADA -- 2.7%
       46,962  Alberta Energy Co. Ltd.                                2,136
       51,227  Alcan Inc.                                             2,295
       29,258  Canadian Pacific Ltd.                                  1,208
       35,410  Precision Drilling Corp.(1)                            1,460
       49,882  Talisman Energy, Inc.(1)                               2,028
                                                           ---------------------
                                                                      9,127
                                                           ---------------------

CAYMAN ISLANDS -- 0.3%
       70,000  Scottish Annuity & Life
                  Holdings Ltd.(1)                                    1,046
                                                           ---------------------

DENMARK -- 2.1%
       43,500  Den Danske Bank Group                                    686
      166,870  Novo Nordisk A/S Cl B                                  6,706
                                                           ---------------------
                                                                      7,392
                                                           ---------------------

FINLAND -- 1.3%
       76,800  Nokia Corp. Cl A ADR                                   2,246
      101,547  Stora Enso Oyj                                         1,173
       37,000  Tieto Corp. Cl B                                         994
                                                           ---------------------
                                                                      4,413
                                                           ---------------------

FRANCE -- 6.7%
       12,338  Altran Technologies SA                                   718
       45,300  Aventis SA                                             3,357
       40,405  Bouygues Offshore S.A.                                 2,017
        4,500  Cie Generale D'Optique Essilor
                  International S.A.                                  1,215
       13,600  Compagnie Francaise d'Etudes
                  et de Construction Technip                          2,014
       20,612  France Telecom S.A.                                    1,134
       44,600  Infogrames Entertainment SA(1)                           837
       22,300  Societe Generale d'Entreprises SA                      1,295
      106,500  Suez SA                                                3,244
       24,400  Total Fina Elf SA                                      3,549
       76,200  Usinor SA                                                973
       44,345  Vivendi                                                2,826
                                                           ---------------------
                                                                     23,179
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

GERMANY -- 2.4%
       50,217  Bayerische Motoren
                  Werke (BMW) AG                                $     1,704
       42,552  Deutsche Telekom                                         886
        4,300  Hugo Boss AG                                           1,121
      192,800  Infonet Services Corp. Cl B(1)                         1,441
       29,300  Preussag AG                                              964
       14,700  SAP AG                                                 2,088
                                                           ---------------------
                                                                      8,204
                                                           ---------------------

IRELAND -- 0.4%
       70,627  CRH plc                                                1,221
                                                           ---------------------

ISRAEL -- 0.4%
       22,466  Check Point Software
               Technologies Ltd.(1)                                   1,210
                                                           ---------------------

ITALY -- 2.5%
      108,700  Autostrade Concessioni
                  e Costruzioni Autostrade SpA                          665
      470,200  ENI S.p.A.                                             3,023
      399,046  IntesaBCI S.p.A.                                       1,482
       85,728  Mondadori (Arnoldo) Editore SpA                          703
      308,900  Saipem S.p.A.                                          1,921
       71,995  Telecom Italia SpA                                       688
                                                           ---------------------
                                                                      8,482
                                                           ---------------------

JAPAN -- 9.4%
       70,000  Ajinomoto Co. Inc.                                       764
       70,000  Canon, Inc.                                            2,767
       55,500  Capcom Co. Ltd.                                        1,835
       33,000  Ito-Yokado Co., Ltd.                                   1,725
       38,000  JUSCO Co., Ltd.                                          842
        4,100  Keyence Corp.                                            895
       19,600  Konami Co., Ltd.                                       1,011
      510,000  Mitsubishi Heavy Industries Ltd.                       2,166
       98,000  NEC Corp.                                              1,601
       11,100  Nintendo Co., Ltd.                                     2,142
       31,000  Nitto Denko Corp.                                        944
       93,000  Nomura Securities Co., Ltd.                            1,861
          120  NTT DoCoMo, Inc.                                       2,296
       59,000  Olympus Optical Co., Ltd.                                906
       17,700  Oriental Land Co. Ltd.                                 1,356
       84,000  Sharp Corp.                                            1,200
       34,200  Sony Corp.                                             2,632
      120,000  Sumitomo Mitsui Banking Corp.                          1,018
      335,000  Toshiba Corp.                                          1,897
       47,900  Toyota Motor Corp.                                     1,688
      136,000  Yasuda Fire & Marine Insurance                           832
                                                           ---------------------
                                                                     32,378
                                                           ---------------------


See Notes to Financial Statements                 www.americancentury.com    29


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

NETHERLANDS -- 4.0%
       19,906  Draka Holding N.V.                               $     1,095
        8,100  Gucci Group N.V. New York Shares                         732
       56,462  ING Groep N.V.                                         3,679
       21,500  Royal Dutch Petroleum Co.
                  New York Shares                                     1,311
       26,500  Unilever N.V.                                          1,467
       86,910  Van der Moolen Holding N.V.                            2,735
       66,900  VNU N.V.                                               2,621
                                                           ---------------------
                                                                     13,640
                                                           ---------------------

PEOPLES REPUBLIC OF CHINA -- 0.6%
     880,000  China Everbright Limited                                 897
   1,335,000  CNOOC Ltd.(1)                                          1,326
                                                           ---------------------
                                                                     2,223
                                                           ---------------------

RUSSIAN FEDERATION -- 1.1%
       47,600  Lukoil Holding ADR                                     2,478
       68,000  Norilsk Nickel                                           959
       23,400  Vimpel-Communications ADR(1)                             404
                                                           ---------------------
                                                                      3,841
                                                           ---------------------

SOUTH KOREA -- 3.7%
       36,513  Duzon Digital Ware Co. Ltd.(1)                           986
      111,840  Hyundai Motor Co. Ltd.                                 2,205
       50,000  Korea Telecom Freetel(1)                               1,565
       25,200  LG Ad Inc.(1)                                            923
       20,000  NCSoft Corporation(1)                                  2,030
       16,735  Samsung Electronics                                    2,769
      331,900  Samsung Heavy Industries(1)                            1,386
       21,000  Samsung SDI Co. Ltd.                                   1,005
                                                           ---------------------
                                                                     12,869
                                                           ---------------------

SPAIN -- 1.4%
      160,000  Inditex SA(1)                                          2,484
       71,027  Sogecable, S.A.(1)                                     1,480
       49,235  Telefonica S.A.(1)                                       724
                                                           ---------------------
                                                                      4,688
                                                           ---------------------

SWEDEN -- 0.8%
      198,700  Ericsson (L.M.) Telephone Co. ADR                      1,271
       72,700  Securitas AB Cl B                                      1,315
                                                           ---------------------
                                                                      2,586
                                                           ---------------------

SWITZERLAND -- 2.7%
        8,600  Credit Suisse Group                                    1,556
          425  Julius Baer Holding AG                                 1,753
        3,000  Logitech International S.A.(1)                           905
       88,840  Novartis AG                                            3,375
        1,549  Swatch Group AG(1)                                     1,719
                                                           ---------------------
                                                                      9,308
                                                           ---------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.5%
     687,500  Compal Electronics Inc.                                  919
   1,111,350  Winbond Electronics Corp.                                947
                                                           ---------------------
                                                                     1,866
                                                           ---------------------

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

UNITED KINGDOM -- 4.2%
     215,000  Biocompatibles International plc(1)             $        938
      90,600  British Telecommunications plc                           558
      27,180  British Telecommunications
                 plc Rights(1)                                         168
     526,377  Centrica plc                                           1,823
     208,034  Diageo plc                                             2,243
   1,092,837  Electronics Boutique plc                               1,473
     132,200  Next plc                                               1,833
     135,095  Reckitt Benckiser PLC                                  1,787
     331,600  Serco Group plc                                        2,081
     658,244  Vodafone Group plc                                     1,692
                                                           ---------------------
                                                                    14,596
                                                           ---------------------

UNITED STATES -- 50.4%
       54,800  Acxiom Corp.(1)                                          930
       50,400  Affiliated Computer Services Inc.(1)                   3,641
       34,600  Aflac Inc.                                             1,122
       66,200  Allegheny Energy, Inc.                                 3,522
       26,000  Altera Corp.(1)                                          624
       28,900  Amdocs Ltd.(1)                                         1,786
       31,300  American Express Co.                                   1,318
       32,000  American Home Products Corp.                           2,026
       30,200  AOL Time Warner Inc.(1)                                1,577
       42,400  Apple Computer, Inc.(1)                                  846
       60,000  Baxter International, Inc.                             2,963
       36,700  BEA Systems, Inc.(1)                                   1,317
       40,500  Best Buy Co., Inc.(1)                                  2,153
       39,000  Biomet Inc.                                            1,743
       21,700  BJ Services Co.(1)                                     1,628
       33,500  Boeing Co.                                             2,107
       71,300  Callaway Golf Co.                                      1,620
       38,400  Cardinal Health, Inc.                                  2,764
       50,000  Cisco Systems Inc.(1)                                    963
      128,400  Citigroup Inc.                                         6,581
      100,600  Constellation Energy Group                             4,758
       58,100  Cox Communications, Inc. Cl A(1)                       2,512
       65,000  Dynegy Inc. Cl A                                       3,205
       51,000  El Paso Corp.                                          3,106
       12,800  Express Scripts, Inc. Cl A(1)                          1,236
       19,200  Fannie Mae                                             1,583
       28,100  Federated Department Stores, Inc.(1)                   1,259
       32,900  First Data Corp.                                       2,159
      109,500  Gallagher (Arthur J.) & Co.                            3,011
      143,100  General Electric Co.                                   7,011
       86,200  Intel Corp.                                            2,328
       15,200  International Business
                  Machines Corp.                                      1,700
       25,000  Intersil Holding Corp.(1)                                813
       64,000  JDS Uniphase Corp.(1)                                  1,069
       35,200  Juniper Networks, Inc.(1)                              1,497
       41,400  Kinder Morgan, Inc.                                    2,287
      243,000  KPMG Consulting Inc.(1)                                4,384
       33,400  L-3 Communications Holdings, Inc.(1)                   2,957


30      1-800-345-2021                        See Notes to Financial Statements


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

        8,000  Laboratory Corporation
                  of America Holdings(1)                        $     1,122
       41,000  Linear Technology Corp.                                1,967
       78,000  Mattel, Inc.                                           1,388
       23,000  Mercury Computer Systems, Inc.(1)                      1,097
       21,500  Mercury Interactive Corp.(1)                           1,272
       86,100  Microsoft Corp.(1)                                     5,954
        8,300  Minnesota Mining
                  & Manufacturing Co.                                   984
       30,400  Morgan Stanley Dean Witter & Co.                       1,977
       63,700  Nasdaq 100-Index Tracking Stock(1)                     2,849
       13,700  Northrop Grumman Corp.                                 1,216
       17,100  Novellus Systems, Inc.(1)                                819
       50,300  NTL Inc.(1)                                            1,080
      101,800  Orion Power Holdings Inc.(1)                           2,784
      110,700  Pfizer, Inc.                                           4,747
       83,000  Philip Morris Companies Inc.                           4,267
      110,700  Phillips-Van Heusen Corp.                              1,716
      121,500  Polo Ralph Lauren Corp.(1)                             3,638
       64,700  Precision Castparts Corp.                              2,896
      457,300  Rite Aid Corp.(1)                                      3,827
       34,800  Rowan Companies, Inc.(1)                               1,042
       16,400  Scientific-Atlanta, Inc.                                 861
       47,900  Siebel Systems, Inc.(1)                                2,173
       62,400  Silicon Valley Bancshares(1)                           1,726
       93,300  Solectron Corp.(1)                                     2,012
       28,800  State Street Corp.                                     1,583
       48,600  Stilwell Financial Inc.                                1,596
       35,000  Tenet Healthcare Corp.(1)                              1,592
       55,000  Terex Corp.(1)                                         1,209
       41,500  Texas Utilities Co.                                    2,048
      113,300  Ticketmaster Cl B(1)                                   1,592
      122,700  Tyco International Ltd.                                7,049
       21,300  United HealthCare Corp.                                1,225
       92,800  Varco International, Inc.(1)                           2,236
       14,500  Varian Medical Systems, Inc.(1)                        1,051
       20,700  VeriSign, Inc.(1)                                      1,170
       15,000  Veritas Software Corp.(1)                                989
       62,500  Wal-Mart Stores, Inc.                                  3,235
       71,600  Washington Mutual, Inc.                                2,550
       71,600  Waste Management, Inc.                                 2,003
       34,000  WorldCom, Inc.(1)                                        607
                                                           ---------------------
                                                                    173,255
                                                           ---------------------

TOTAL COMMON STOCKS & RIGHTS                                        340,103
                                                           ---------------------
   (Cost $324,830)

Shares                     ($ in Thousands)                        Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.0%

GERMANY
       23,240  Marschollek, Lautenschlaeger
                  und Partner AG                                $     2,367
        3,400  Porsche AG                                             1,093
                                                           ---------------------

TOTAL PREFERRED STOCKS                                                3,460
                                                           ---------------------
   (Cost $2,296)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $343,563
                                                           =====================
   (Cost $327,126)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                   ($ in Thousands)
   Contracts              Settlement                            Unrealized
    to Sell                  Date                Value             Loss
--------------------------------------------------------------------------------

   816,599,600  JPY         6/29/01             $6,872             $(85)
                                           =====================================
(Value on Settlement Date $6,787)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

MARKET SECTOR DIVERSIFICATION

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                2.5%
COMMERCIAL SERVICES                                            7.1%
CONSUMER SERVICES                                              3.9%
CONSUMER (CYCLICAL)                                           11.4%
CONSUMER (NON-CYCLICAL)                                        3.1%
ENERGY                                                         8.3%
FINANCIAL                                                     15.3%
HEALTH CARE                                                   10.1%
INDUSTRIALS                                                    4.8%
MISCELLANEOUS                                                  0.8%
TECHNOLOGY                                                    20.7%
TELECOMMUNICATIONS                                             4.5%
TRANSPORTATION                                                 0.4%
UTILITY                                                        7.1%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
JPY = Japanese Yen
(1) Non-income producing.


See Notes to Financial Statements                 www.americancentury.com    31


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001 (UNAUDITED)
                                                            INTERNATIONAL    INTERNATIONAL    EMERGING      GLOBAL
                                                                GROWTH         DISCOVERY      MARKETS       GROWTH
ASSETS                                                              (In Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost
  of $4,404,817, $1,288,523, $103,733
  and $327,126, respectively) (Note 3) ..................    $4,526,273       $1,540,187      $111,835      $343,563
Investment securities -- affiliated, at value
  (identified cost of $0, $11,559, $0
  and $0, respectively) (Note 3 and 5) ..................            --           17,382            --            --
Cash ....................................................            --            4,733           373            --
Foreign currency holdings, at value
  (identified cost of $13,298, $4,328,
  $722 and $2,121, respectively) ........................        12,828            4,276           719         2,081
Receivable for investments sold .........................       121,467           32,224           831        14,852
Receivable for capital shares sold ......................        42,091               --            63         8,241
Dividends and interest receivable .......................        13,195            4,395           525           739
                                                         ---------------  ---------------  ------------  -------------
                                                              4,715,854        1,603,197       114,346       369,476
                                                         ---------------  ---------------  ------------  -------------

LIABILITIES

Disbursements in excess of demand deposit cash ..........           820               --            --         5,503
Payable for investments purchased .......................       121,996           19,435           750         9,079
Payable for forward foreign currency exchange contracts .         1,954              384            --            85
Accrued management fees (Note 2) ........................         4,717            1,917           189           398
Distribution fees payable (Note 2) ......................            47               --            --             1
Service fees payable (Note 2) ...........................            47               --            --             1
Payable for directors' fees and expenses (Note 2) .......             4                1            --            --
Accrued expenses and other liabilities ..................             1               --            16            --
                                                         ---------------  ---------------  ------------  -------------
                                                                129,586           21,737           955         15,067
                                                         ---------------  ---------------  ------------  -------------
NET ASSETS ..............................................    $4,586,268       $1,581,460      $113,391       $354,409
                                                         ===============  ===============  ============  =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .................    $4,857,454       $1,354,980      $119,419       $372,231
Undistributed net investment income .....................        18,217            4,092           348            201
Accumulated net realized loss on investment
  and foreign currency transactions .....................      (407,471)         (34,604)      (14,508)       (34,311)
Net unrealized appreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Note 3) ........................       118,068          256,992         8,132         16,288
                                                         ---------------  ---------------  ------------  -------------
                                                             $4,586,268       $1,581,460      $113,391       $354,409
                                                         ===============  ===============  ============  =============

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..............................................$4,012,151,990   $1,326,177,333   $90,658,605   $345,961,626
Shares outstanding ......................................   439,404,880      112,404,810    19,458,253     47,840,613
Net asset value per share ...............................         $9.13           $11.80         $4.66          $7.23

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..............................................  $215,236,627         $523,850      $393,388     $3,596,571
Shares outstanding ......................................    23,600,404           44,643        84,912        497,579
Net asset value per share ...............................         $9.12           $11.73         $4.63          $7.23

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..............................................  $358,879,875     $254,759,022   $22,338,757     $4,850,357
Shares outstanding ......................................    39,265,922       21,517,737     4,774,059        669,928
Net asset value per share ...............................         $9.14           $11.84         $4.68          $7.24


32      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED  MAY 31, 2001 (UNAUDITED)

                                                 INTERNATIONAL     INTERNATIONAL          EMERGING          GLOBAL
                                                     GROWTH          DISCOVERY            MARKETS           GROWTH
INVESTMENT INCOME                                                           (In Thousands)

INCOME:

Dividends (including $0, $34, $0, and $0 from
  affiliates (Note 5) and net of foreign taxes
  withheld of $5,167, $1,647, $136,
  and $255, respectively) ........................ $   33,754        $   10,703          $   1,257         $   2,022
Interest .........................................     13,964             4,884                 94               719
                                                  --------------    --------------    --------------    --------------
                                                       47,718            15,587              1,351             2,741
                                                  --------------    --------------    --------------    --------------

EXPENSES (Note 2):
Management fees ..................................     28,965            11,880              1,084             2,534
Distribution fees -- Advisor Class ...............        256                 1                 --                 2
Service fees -- Advisor Class ....................        256                 1                 --                 2
Directors' fees and expenses .....................         24                 8                  1                 2
                                                  --------------    --------------    --------------    --------------
                                                       29,501            11,890              1,085             2,540
                                                  --------------    --------------    --------------    --------------

NET INVESTMENT INCOME ............................     18,217             3,697                266               201
                                                  --------------    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investment transactions (including $0, $801,
  $0, and $0 from affiliates (Note 5) and
  net of foreign taxes withheld of $0, $497,
  $0, and $0, respectively) ......................   (124,363)           13,854             (6,439)          (17,745)
Foreign currency transactions
  (net of foreign taxes withheld of
  $279, $3, $73, and $12, respectively) ..........   (117,000)          (29,699)            (3,685)           (8,003)
                                                  --------------    --------------    --------------    --------------
                                                     (241,363)          (15,845)           (10,124)          (25,748)
                                                  --------------    --------------    --------------    --------------

CHANGE IN NET UNREALIZED
APPRECIATION ON:
Investments (net of foreign taxes accrued of
  $0, $(634), $0, and $0, respectively) ..........   (392,119)         (114,859)            10,883           (22,385)
Translation of assets and liabilities
  in foreign currencies ..........................      5,150             3,886              1,858             4,671
                                                  --------------    --------------    --------------    --------------
                                                     (386,969)         (110,973)            12,741           (17,714)
                                                  --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY .................   (628,332)         (126,818)             2,617           (43,462)
                                                  --------------    --------------    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ........................  $(610,115)        $(123,121)         $   2,883          $(43,261)
                                                  ==============    ==============    ==============    ==============


See Notes to Financial Statements              www.americancentury.com       33


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2000

                                                           INTERNATIONAL GROWTH           INTERNATIONAL DISCOVERY
INCREASE (DECREASE) IN NET ASSETS                         2001              2000           2001              2000

OPERATIONS                                                                    (In Thousands)

Net investment income (loss) .......................  $   18,217       $   (7,674)      $    3,697       $  (14,440)
Net realized gain (loss) on investment
  and foreign currency transactions ................    (241,363)         577,033          (15,845)         184,635
Change in net unrealized appreciation
  on investments and translation
  of assets and liabilities
  in foreign currencies ............................    (386,969)        (880,019)        (110,973)        (284,374)
                                                    --------------   --------------   --------------   --------------
Net decrease in net assets
  resulting from operations ........................    (610,115)        (310,660)        (123,121)        (114,179)
                                                    --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...................................          --           (1,386)              --               --
  Advisor Class ....................................          --               --               --               --
  Institutional Class ..............................          --             (348)              --               --
From net realized gains on investment transactions:
  Investor Class ...................................    (634,761)        (206,127)        (171,303)         (84,601)
  Advisor Class ....................................     (26,334)          (3,481)             (58)              (5)
  Institutional Class ..............................     (53,730)          (7,788)         (27,699)         (11,177)
                                                    --------------   --------------   --------------   --------------
Decrease in net assets from distributions ..........    (714,825)        (219,130)        (199,060)         (95,783)
                                                    --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase in net assets from
  capital share transactions .......................     903,257        1,642,490           83,331          439,370
                                                    --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS ..............    (421,683)       1,112,700         (238,850)         229,408

NET ASSETS
Beginning of period ................................   5,007,951        3,895,251        1,820,310        1,590,902
                                                    --------------   --------------   --------------   --------------
End of period ......................................  $4,586,268       $5,007,951       $1,581,460       $1,820,310
                                                    ==============   ==============   ==============   ==============

Undistributed net investment income ................     $18,217               --           $4,092             $395
                                                    ==============   ==============   ==============   ==============


34       1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2000

                                                             EMERGING MARKETS                   GLOBAL GROWTH
INCREASE (DECREASE) IN NET ASSETS                         2001              2000             2001            2000

OPERATIONS                                                                    (In Thousands)

Net investment income (loss) .......................    $    266         $ (1,293)        $    201         $ (2,153)
Net realized gain (loss) on investment
  and foreign currency transactions ................     (10,124)            (311)         (25,748)          25,055
Change in net unrealized appreciation
  on investments and translation
  of assets and liabilities
  in foreign currencies ............................      12,741          (29,793)         (17,714)         (26,858)
                                                    --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
  resulting from operations ........................       2,883          (31,397)         (43,261)          (3,956)
                                                    --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...................................          --               --               --               --
  Advisor Class ....................................          --               --               --               --
  Institutional Class ..............................          --               --               --               --

From net realized gains on investment transactions:
  Investor Class ...................................      (2,781)              --          (30,630)         (11,989)
  Advisor Class ....................................          (9)              --              (22)              (5)
  Institutional Class ..............................        (782)              --             (386)              --
                                                    --------------   --------------   --------------   --------------
Decrease in net assets from distributions ..........      (3,572)              --          (31,038)         (11,994)
                                                    --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase in net assets from
  capital share transactions .......................      15,259           31,209           10,686          200,037
                                                    --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS ..............      14,570             (188)         (63,613)         184,087

NET ASSETS
Beginning of period ................................      98,821           99,009          418,022          233,935
                                                    --------------   --------------   --------------   --------------
End of period ......................................    $113,391          $98,821         $354,409         $418,022
                                                    ==============   ==============   ==============   ==============

Undistributed net investment income ................        $348              $82             $201               --
                                                    ==============   ==============   ==============   ==============


See Notes to Financial Statements             www.americancentury.com        35


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Growth Fund (International Growth), International Discovery Fund (International Discovery), Emerging Markets Fund (Emerging Markets) and Global Growth Fund (Global Growth) (the funds) are four of the funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- International Growth, Emerging Markets, and Global Growth are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class, and the C Class. International Discovery is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for International Growth, Emerging Markets, and Global Growth had not commenced as of May 31, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of their securities. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain
(loss) on investments and net unrealized appreciation (depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


36    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    International Growth, International Discovery, Emerging Markets, and Global Growth have elected to treat $101,336,006, $11,496,476, $2,597,931, and
$6,412,448, respectively, of net capital losses incurred in the one-month period ended November 30, 2000 as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro-rata share of the fund's average daily closing net assets during the previous month.

  The annual management fee for each class of International Growth is as follows:

                          INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion              1.50%            1.25%              1.30%
Of the next $1 billion        1.20%            0.95%              1.00%
Over $2 billion               1.10%            0.85%              0.90%

   The annual management fee for each class of International Discovery is as follows:

                          INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $500 million            1.75%            1.50%              1.55%
Of the next $500 million      1.40%            1.15%              1.20%
Over $1 billion               1.20%            0.95%              1.00%

  The annual management fee for each class of Emerging Markets is as follows:

                          INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $500 million            2.00%            1.75%              1.80%
Of the next $500 million      1.50%            1.25%              1.30%
Over $1 billion               1.25%            1.00%              1.05%


                                               www.americancentury.com       37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee for each class of Global Growth is as follows:

                          INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion              1.30%            1.05%              1.10%
Of the next $1 billion        1.15%            0.90%              0.95%
Over $2 billion               1.05%            0.80%              0.85%

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan for the Advisor Class and a Master Distribution and Individual Shareholder Services Plan for the C Class (collectively the "plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the funds under the plans during the six months ended May 31, 2001, were approximately $512,000, $2,000, $1,000, and $4,000 for International Growth, International Discovery, Emerging Markets and Global Growth, respectively. No fees were incurred for the C Class because the C Class had not commenced operations.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 6 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended May 31, 2001, were as follows:

                     INTERNATIONAL     INTERNATIONAL     EMERGING      GLOBAL
                         GROWTH          DISCOVERY       MARKETS       GROWTH
                                               (In Thousands)

Purchases              $4,796,782        $1,353,946      $154,883     $406,478

                                               (In Thousands)

Proceeds from sales    $3,988,458        $1,240,479      $137,151     $409,249

  On May 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                          (In Thousands)

Appreciation.          $  248,447        $  318,820      $ 13,146     $ 27,995
Depreciation             (190,598)          (67,959)       (6,537)     (13,711)
                      -------------     -------------  ------------  -----------
Net                    $   57,849        $  250,861      $  6,609     $ 14,284
                      =============     =============  ============  ===========
Federal Tax Cost       $4,468,424        $1,306,708      $105,226     $329,279
                      =============     =============  ============  ===========


38        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                   INTERNATIONAL GROWTH           INTERNATIONAL DISCOVERY
                                                   SHARES        AMOUNT            SHARES         AMOUNT

INVESTOR CLASS                                                         (In Thousands)
SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................  900,000                          400,000
                                                ==========                       ==========
Sold ...........................................  284,150     $ 2,874,410            4,813      $   61,024
Issued in reinvestment of distributions ........   47,617         506,190           12,292         158,933
Redeemed ....................................... (262,253)     (2,652,454)         (14,986)       (186,958)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................   69,514     $   728,146            2,119      $   32,999
                                                ==========  ===============      ==========  ===============

YEAR ENDED NOVEMBER 30, 2000
SHARES AUTHORIZED ..............................  700,000                          250,000
                                                ==========                       ==========
Sold ...........................................  443,376     $ 6,156,106           95,086     $ 1,732,937
Issued in reinvestment of distributions ........   13,028         174,814            4,876          79,167
Redeemed ....................................... (370,848)     (5,131,916)         (82,328)     (1,477,434)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................   85,556     $ 1,199,004           17,634     $   334,670
                                                ==========  ===============      ==========  ===============

ADVISOR CLASS                                                          (In Thousands)

SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................   75,000                            5,000
                                                ==========                       ==========
Sold ...........................................   24,258       $ 240,335                8            $ 99
Issued in reinvestment of distributions ........    2,271          24,141                4              58
Redeemed .......................................  (18,007)       (177,653)              (3)            (49)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................    8,522       $  86,823                9            $108
                                                ==========  ===============      ==========  ===============
YEAR ENDED NOVEMBER 30, 2000
SHARES AUTHORIZED ..............................   25,000                            5,000
                                                ==========                       ==========
Sold ...........................................   25,892       $ 361,491               35            $661
Issued in reinvestment of distributions ........      240           3,225               --               5
Redeemed .......................................  (15,772)       (218,215)              (3)            (57)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................   10,360       $ 146,501               32            $609
                                                ==========  ===============      ==========  ===============

INSTITUTIONAL CLASS                                                    (In Thousands)

SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................  100,000                           50,000
                                                ==========                       ==========
Sold ...........................................   19,036       $ 191,352            6,379        $ 80,054
Issued in reinvestment of distributions ........    4,635          49,267            2,137          27,699
Redeemed .......................................  (15,154)       (152,331)          (4,598)       (57,529)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................    8,517       $  88,288            3,918        $ 50,224
                                                ==========  ===============      ==========  ===============
YEAR ENDED NOVEMBER 30, 2000
SHARES AUTHORIZED ..............................   75,000                           50,000
                                                ==========                       ==========
Sold ...........................................   38,509       $ 543,237           11,937       $ 216,261
Issued in reinvestment of distributions ........      582           7,853              680          11,091
Redeemed .......................................  (18,461)       (254,105)          (6,971)       (123,261)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................   20,630       $ 296,985            5,646       $ 104,091
                                                ==========  ===============      ==========  ===============

C CLASS                                                                (In Thousands)

SHARES AUTHORIZED ..............................   50,000                               --
                                                ==========                       ==========


                                              www.americancentury.com        39


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                     EMERGING MARKETS                  GLOBAL GROWTH
                                                   SHARES        AMOUNT            SHARES         AMOUNT

INVESTOR CLASS                                                         (In Thousands)

SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................   50,000                          135,000
                                                ==========                       ==========
Sold ...........................................   23,630        $110,920           46,568       $ 367,819
Issued in reinvestment of distributions ........      571           2,678            3,579          29,565
Redeemed .......................................  (21,248)        (99,582)         (49,557)       (390,769)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................    2,953        $ 14,016              590       $   6,615
                                                ==========  ===============      ==========  ===============
YEAR ENDED NOVEMBER 30, 2000
SHARES AUTHORIZED ..............................   50,000                          135,000
                                                ==========                       ==========
Sold ...........................................   33,584       $ 221,776           83,150       $ 771,918
Issued in reinvestment of distributions ........       --              --            1,224          11,806
Redeemed .......................................  (31,733)       (202,566)         (65,208)       (589,533)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................    1,851       $  19,210           19,166       $ 194,191
                                                ==========  ===============      ==========  ===============

ADVISOR CLASS                                                          (In Thousands)

SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................   12,500                           10,000
                                                ==========                       ==========
Sold ...........................................      159           $ 746            4,573        $ 33,860
Issued in reinvestment of distributions ........        2               8                3              22
Redeemed .......................................     (122)           (577)          (4,113)        (30,591)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................       39           $ 177              463        $  3,291
                                                ==========  ===============      ==========  ===============
YEAR ENDED NOVEMBER 30, 2000
SHARES AUTHORIZED ..............................   12,500                           10,000
                                                ==========                       ==========
Sold ...........................................      733         $ 5,581            1,882        $ 18,513
Issued in reinvestment of distributions ........        --             --               --               4
Redeemed .......................................     (713)         (5,403)          (1,861)        (18,332)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................       20         $   178               21        $    185
                                                ==========  ===============      ==========  ===============

INSTITUTIONAL CLASS                                                    (In Thousands)

SIX MONTHS ENDED MAY 31, 2001
SHARES AUTHORIZED ..............................   12,500                           10,000
                                                ==========                       ==========
Sold ...........................................      626         $ 2,956              196         $ 1,539
Issued in reinvestment of distributions ........      166             782               47             386
Redeemed .......................................     (559)         (2,672)            (155)         (1,145)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................      233         $ 1,066               88         $   780
                                                ==========  ===============      ==========  ===============
YEAR ENDED NOVEMBER 30, 2000(1)
SHARES AUTHORIZED ..............................   12,500                           10,000
                                                ==========                       ==========
Sold ...........................................   10,429        $ 69,312              632          $6,142
Issued in reinvestment of distributions ........       --              --               --              --
Redeemed .......................................   (8,821)        (57,491)             (50)           (481)
                                                ----------  ---------------      ----------  ---------------
Net increase ...................................    1,608        $ 11,821              582          $5,661
                                                ==========  ===============      ==========  ===============

C CLASS                                                                (In Thousands)

SHARES AUTHORIZED ..............................   12,500                           10,000
                                                ==========                       ==========

(1)  August 1, 2000 (commencement of sale) through November 30, 2000 for Global Growth.


40        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended May 31, 2001, follows:

                          SHARE BALANCE    PURCHASE    SALES    REALIZED    DIVIDEND           MAY 31, 2001
FUND/ISSUER                 11/30/00         COST      COST       GAIN       INCOME     SHARE BALANCE  MARKET VALUE

International Discovery                                            ($ in Thousands)

Humax Co. Ltd.               543,849        $8,545     $3,188     $801         $34        1,055,280       $17,382
                                          =========  =========  ========    =========                   ===========

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2001.


                                                 www.americancentury.com     41


International Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                           Investor Class

                                              2001(1)       2000         1999         1998         1997         1996

PER-SHARE DATA

Net Asset Value, Beginning of Period .......  $12.05       $13.02       $9.25        $9.22        $8.73         $7.51
                                            ----------   ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ..........   0.04        (0.02)       (0.01)        0.03        --(3)        (0.01)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............  (1.23)       (0.22)        3.95         1.31         1.41         1.24
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations .........  (1.19)       (0.24)        3.94         1.34         1.41         1.23
                                            ----------   ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............    --         (0.01)      (0.02)       (0.03)         --         (0.01)

  From Net Realized Gains
  on Investment Transactions ...............  (1.73)      (0.72)       (0.15)       (1.28)       (0.92)         --
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total Distributions ......................  (1.73)       (0.73)       (0.17)       (1.31)       (0.92)       (0.01)
                                            ----------   ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period .............  $9.13        $12.05       $13.02       $9.25        $9.22         $8.73
                                            ==========   ==========   ==========   ==========   ==========   ==========

  TOTAL RETURN(4) .......................... (11.93)%      (2.47)%      43.22%       16.74%       18.12%       16.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................... 1.20%(6)       1.20%        1.27%        1.33%      1.38%(5)     1.65%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets ...................... 0.74%(6)      (0.16)%      (0.06)%       0.33%        0.04%       (0.07)%

Portfolio Turnover Rate ....................    89%         116%         117%         190%         163%         158%

Net Assets, End of Period (in thousands) ...$4,012,152   $4,455,433   $3,701,903   $2,448,162   $1,728,617    $1,342,608

(1) Six months ended May 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended
     November 30, 1997 and November 30, 1996, respectively.

(6) Annualized.


42     1-800-345-2021                         See Notes to Financial Statements


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                            Advisor Class

                                               2001(1)       2000         1999         1998         1997       1996(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $12.02       $12.99       $9.24        $9.20        $8.72        $8.41
                                            ----------   ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ..........    0.03        (0.05)       (0.04)        --(4)       (0.03)      (0.01)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............   (1.23)       (0.23)        3.94         1.33         1.43        0.32
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations .........   (1.20)       (0.28)        3.90         1.33         1.40        0.31
                                            ----------   ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............     --          --(4)        --(4)       (0.01)          --          --

  From Net Realized Gains
  on Investment Transactions ...............   (1.70)       (0.69)       (0.15)       (1.28)       (0.92)         --
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total Distributions ......................   (1.70)       (0.69)       (0.15)       (1.29)       (0.92)         --
                                            ----------   ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period .............   $9.12        $12.02       $12.99       $9.24        $9.20        $8.72
                                            ==========   ==========   ==========   ==========   ==========   ==========

  TOTAL RETURN(5) ..........................  (12.00)%      (2.72)%      42.86%       16.58%       17.97%       3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................  1.45%(6)       1.45%        1.52%        1.58%        1.63%     1.67%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets ......................  0.49%(6)     (0.41)%      (0.31)%       0.08%       (0.21)%   (0.76)%(6)

Portfolio Turnover Rate ....................     89%         116%         117%         190%         163%       158%(7)

Net Assets, End of Period (in thousands) ...  $215,237     $181,263     $61,317      $21,635       $9,111      $3,803

(1) Six months ended May 31, 2001 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1996.


See Notes to Financial Statements                 www.americancentury.com    43


International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                             Institutional Class

                                                          2001(1)       2000         1999        1998        1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................   $12.07       $13.05       $9.28       $9.22         $9.26
                                                       ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income(3) ............................    0.05         0.01         --(4)       0.05         --(4)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................   (1.23)       (0.24)        3.96        1.32        (0.04)
                                                       ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations ....................   (1.18)       (0.23)        3.96        1.37        (0.04)
                                                       ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ..........................     --         (0.03)       (0.04)      (0.03)         --

  From Net Realized Gains on Investment Transactions ..   (1.75)       (0.72)       (0.15)      (1.28)         --
                                                       ----------   ----------   ----------   ----------   ----------

  Total Distributions .................................   (1.75)       (0.75)       (0.19)      (1.31)         --
                                                       ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period ........................   $9.14        $12.07       $13.05      $9.28         $9.22
                                                       ==========   ==========   ==========   ==========   ==========

  TOTAL RETURN(5) .....................................  (11.80)%      (2.35)%      43.40%      17.14%       (0.43)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....  1.00%(6)       1.00%        1.07%       1.13%      1.18%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets ..........................  0.94%(6)       0.04%        0.14%       0.53%     (0.53)%(6)

Portfolio Turnover Rate ...............................     89%         116%         117%        190%        163%(7)

Net Assets, End of Period (in thousands) ..............  $358,880     $371,255     $132,031    $13,562       $18,846

(1) Six months ended May 31, 2001 (unaudited).

(2) November 20, 1997 (commencement of sale) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1997.


44        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                            Investor Class

                                               2001(1)       2000         1999         1998         1997        1996

PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $14.23       $15.20       $9.24        $8.54        $7.60        $5.70
                                            ----------   ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) ..........    0.02        (0.12)       (0.07)       (0.03)       (0.03)      (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............   (0.88)        0.03         6.06         1.22         1.31        1.95
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations .........   (0.86)       (0.09)        5.99         1.19         1.28        1.93
                                            ----------   ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Investment Income ...............     --           --           --         (0.02)       (0.02)      (0.01)

  In Excess of Net Investment Income .......     --           --           --           --           --        (0.02)

  From Net Realized Gains
  on Investment Transactions ...............   (1.57)       (0.88)       (0.03)       (0.47)       (0.32)        --
                                            ----------   ----------   ----------   ----------   ----------   ----------

  Total Distributions ......................   (1.57)       (0.88)       (0.03)       (0.49)       (0.34)      (0.03)
                                            ----------   ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period .............   $11.80       $14.23       $15.20       $9.24        $8.54        $7.60
                                            ==========   ==========   ==========   ==========   ==========   ==========

  TOTAL RETURN(3) ..........................   (7.01)%      (1.27)%      65.12%       14.79%       17.76%      34.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................  1.42%(4)       1.36%        1.55%        1.64%      1.70%(5)    1.88%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets ......................  0.40%(4)      (0.64)%      (0.65)%      (0.36)%      (0.37)%     (0.31)%

Portfolio Turnover Rate ....................     80%         113%         110%         178%         146%        130%

Net Assets, End of Period (in thousands) ... $1,326,177   $1,568,872   $1,408,624    $781,551     $626,327    $377,128

(1) Six months ended May 31, 2001 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended
    November 30, 1997 and November 30, 1996, respectively.


See Notes to Financial Statements                 www.americancentury.com    45


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                    Advisor Class

                                                                   2001(1)        2000          1999         1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................  $14.17        $15.14        $9.22         $10.10
                                                                 ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...............................   0.01         (0.12)        (0.07)        (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ....................................  (0.88)        (0.01)         6.02         (0.86)
                                                                 ----------    ----------    ----------    ----------

  Total From Investment Operations ..............................  (0.87)        (0.13)         5.95         (0.88)
                                                                 ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ............  (1.57)        (0.84)        (0.03)          --
                                                                 ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..................................  $11.73        $14.17        $15.14         $9.22
                                                                 ==========    ==========    ==========    ==========

  TOTAL RETURN(4) ...............................................  (7.13)%       (1.53)%       64.82%        (8.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............  1.67%(5)        1.61%         1.80%       1.89%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets .....  0.15%(5)      (0.87)%       (0.90)%     (0.60)%(5)

Portfolio Turnover Rate .........................................    80%          113%          110%         178%(6)

Net Assets, End of Period (in thousands) ........................   $524          $509          $57            $11

(1) Six months ended May 31, 2001 (unaudited).

(2) April 28, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1998.


46       1-800-345-2021                       See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                 Institutional Class

                                                                   2001(1)        2000          1999         1998(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................  $14.26        $15.24        $9.25          $8.18
                                                                 ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ...............................   0.04         (0.08)        (0.04)         --(4)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ....................................  (0.89)         0.01          6.06          1.07
                                                                 ----------    ----------    ----------    ----------

  Total From Investment Operations ..............................  (0.85)        (0.07)         6.02          1.07
                                                                 ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ............  (1.57)        (0.91)        (0.03)          --
                                                                 ----------    ----------    ----------    ----------

Net Asset Value, End of Period ..................................  $11.84        $14.26        $15.24         $9.25
                                                                 ==========    ==========    ==========    ==========

  TOTAL RETURN(5) ...............................................  (6.92)%       (1.13)%       65.37%        13.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............... 1.22%(6)        1.16%         1.35%       1.44%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets ..... 0.60%(6)       (0.44)%       (0.45)%        --(6)

Portfolio Turnover Rate .........................................    80%          113%          110%         178%(7)

Net Assets, End of Period (in thousands) ........................ $254,759      $250,930      $182,222       $60,918

(1) Six months ended May 31, 2001 (unaudited).

(2) January 2, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1998.


See Notes to Financial Statements                 www.americancentury.com    47


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                               Investor Class

                                                         2001(1)       2000         1999         1998        1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................   $4.68        $5.62        $3.49        $4.15        $5.00
                                                      ----------   ----------   ----------   ----------   ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ....................    0.01        (0.06)       (0.01)        --(4)       (0.01)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .........................    0.14        (0.88)        2.14        (0.66)       (0.84)
                                                      ----------   ----------   ----------   ----------   ----------

  Total From Investment Operations ...................    0.15        (0.94)        2.13        (0.66)       (0.85)
                                                      ----------   ----------   ----------   ----------   ----------

Distributions

  From Net Realized Gains on Investment Transactions..   (0.17)         --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------

Net Asset Value, End of Period .......................   $4.66        $4.68        $5.62        $3.49        $4.15
                                                      ==========   ==========   ==========   ==========   ==========

  TOTAL RETURN(5) ....................................    3.23%      (16.73)%      61.03%      (15.90)%     (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ....  2.00%(6)       2.00%        2.00%        2.00%      2.00%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets ................................  0.44%(6)      (0.88)%      (0.33)%      (0.03)%    (0.74)%(6)

Portfolio Turnover Rate ..............................    132%         196%         168%         270%          36%

Net Assets, End of Period (in thousands) .............  $90,659      $77,279      $82,359      $21,124       $11,830

(1) Six months ended May 31, 2001 (unaudited).

(2) September 30, 1997 (inception) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.


48      1-800-345-2021                        See Notes to Financial Statements


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                    Advisor Class

                                                                          2001(1)        2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..................................   $4.66         $5.61          $4.44
                                                                        ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) .....................................    0.01         (0.08)         --(4)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ..    0.13         (0.87)         1.17
                                                                        ----------    ----------    ----------

  Total From Investment Operations ....................................    0.14         (0.95)         1.17
                                                                        ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ..................   (0.17)          --            --
                                                                        ----------    ----------    ----------

Net Asset Value, End of Period ........................................   $4.63         $4.66          $5.61
                                                                        ==========    ==========    ==========

  TOTAL RETURN(5) .....................................................    3.03%       (16.93)%       26.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .....................  2.25%(6)        2.25%       2.25%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets ...........  0.19%(6)       (1.13)%      0.02%(6)

Portfolio Turnover Rate ...............................................    132%          196%         168%(7)

Net Assets, End of Period (in thousands) ..............................    $393          $212          $143

(1) Six months ended May 31, 2001 (unaudited).

(2) May 12, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


See Notes to Financial Statements                 www.americancentury.com    49


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                  Institutional Class

                                                                          2001(1)        2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................  $4.70         $5.63          $3.39
                                                                        ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ......................................   0.01         (0.05)         --(4)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...   0.14         (0.88)         2.24
                                                                        ----------    ----------    ----------

  Total From Investment Operations .....................................   0.15         (0.93)         2.24
                                                                        ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ...................  (0.17)          --            --
                                                                        ----------    ----------    ----------

Net Asset Value, End of Period .........................................  $4.68         $4.70          $5.63
                                                                        ==========    ==========    ==========

  TOTAL RETURN(5) ......................................................   3.22%       (16.52)%       66.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...................... 1.80%(6)        1.80%       1.80%(6)

Ratio of Net Investment Income (Loss) to Average Net Assets ............ 0.64%(6)       (0.68)%     (0.05)%(6)

Portfolio Turnover Rate ................................................   132%          196%         168%(7)

Net Assets, End of Period (in thousands) ............................... $22,339       $21,330        $16,507

(1) Six months ended May 31, 2001 (unaudited).

(2) January 28, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


50       1-800-345-2021                       See Notes to Financial Statements


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                    Investor Class

                                                                           2001(1)        2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................   $8.73         $8.33          $5.00
                                                                        ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ......................................    --(4)        (0.05)        (0.01)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...   (0.85)         0.81          3.34
                                                                        ----------    ----------    ----------

  Total From Investment Operations .....................................   (0.85)         0.76          3.33
                                                                        ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ...................   (0.65)        (0.36)          --
                                                                        ----------    ----------    ----------

Net Asset Value, End of Period .........................................   $7.23         $8.73          $8.33
                                                                        ==========    ==========    ==========

  TOTAL RETURN(5) ......................................................  (10.64)%        8.81%        66.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................  1.30%(6)        1.30%         1.30%

Ratio of Net Investment Income (Loss) to Average Net Assets ............  0.10%(6)       (0.48)%       (0.20)%

Portfolio Turnover Rate ................................................    111%          123%          133%

Net Assets, End of Period (in thousands) ...............................  $345,962      $412,631      $233,823

(1) Six months ended May 31, 2001 (unaudited).

(2) December 1, 1998 (inception) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.


See Notes to Financial Statements                 www.americancentury.com    51


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                                      Advisor Class

                                                                           2001(1)        2000         1999(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................   $8.72         $8.31         $5.58
                                                                        ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) ......................................    --(4)        (0.06)        (0.03)

  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...   (0.86)         0.82          2.76
                                                                        ----------    ----------    ----------

  Total From Investment Operations .....................................   (0.86)         0.76          2.73
                                                                        ----------    ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ...................   (0.63)        (0.35)          --
                                                                        ----------    ----------    ----------

Net Asset Value, End of Period .........................................   $7.23         $8.72         $8.31
                                                                        ==========    ==========    ==========

  TOTAL RETURN(5) ......................................................  (10.77)%        8.79%       48.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................  1.55%(6)        1.55%       1.55%(6)

Ratio of Net Investment Loss to Average Net Assets ..................... (0.15)%(6)      (0.73)%     (0.40)%(6)

Portfolio Turnover Rate ................................................    111%          123%         133%(7)

Net Assets, End of Period (in thousands) ...............................   $3,597         $301          $112

(1) Six months ended May 31, 2001 (unaudited).

(2) February 5, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


52       1-800-345-2021                       See Notes to Financial Statements


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                              Institutional Class

                                                                2001(1)       2000(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................  $8.74         $9.73
                                                              ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(3) .............................   0.01         (0.01)

  Net Realized and Unrealized Loss on Investment Transactions..  (0.85)        (0.98)
                                                              ----------    ----------

  Total From Investment Operations ............................  (0.84)        (0.99)
                                                              ----------    ----------

Distributions

  From Net Realized Gains on Investment Transactions ..........  (0.66)         --
                                                              ----------    ----------

Net Asset Value, End of Period ................................  $7.24         $8.74
                                                              ==========    ==========

  TOTAL RETURN(4) ............................................. (10.56)%      (10.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............. 1.10%(5)       1.10%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets ... 0.30%(5)      (0.43)%(5)

Portfolio Turnover Rate .......................................   111%        123%(6)

Net Assets, End of Period (in thousands) ......................  $4,850        $5,090

(1) Six months ended May 31, 2001 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


See Notes to Financial Statements                 www.americancentury.com    53


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


54   1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of small- to medium-sized foreign companies. To enable the fund to maintain its emphasis on small- to medium-sized growth companies, the fund closed to new investors on January 28, 2000. We continue to accept investments into existing accounts. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

     GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily in developed countries.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains, and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.)

[right margin]

PORTFOLIO MANAGERS
==================================
  International Growth
       HENRIK STRABO
       MARK KOPINSKI
==================================
  International Discovery
       HENRIK STRABO
       MARK KOPINSKI
       BRIAN BRADY
==================================
  Emerging Markets
       MARK KOPINSKI
       MIKE DONNELLY, CFA
==================================
  Global Growth
       HENRIK STRABO
       BRADLEY AMOILS


                                                  www.americancentury.com    55

Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

    The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

    The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.


56    1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 42-53.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.4 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    57


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


58    1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    59


Notes
--------------------------------------------------------------------------------


60    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0107                              American Century Investment Services, Inc.
SH-SAN-26089                      (c)2001 American Century Services Corporation


[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Life Sciences
Technology

May 31, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]
James E. Stowers, Jr., standing, with  James E. Stowers III

     The six months covered by this report were challenging for investors, whose resolve was tested by an environment of slowing business activity and deteriorating corporate earnings. Brief market rallies in January and April--triggered by the Federal Reserve's interest-rate cuts--were not enough to reverse the technology sector's steep decline. Although health care generally fared better, it too struggled during the period.

     We navigate stretches of market volatility and economic uncertainty by adhering closely to our discipline of searching for individual companies whose earnings are improving. We believe this strategy, now in its 30th year at American Century, will continue to reward our investors over time.

     In corporate matters, we're pleased to announce a long-planned change in our investment team's executive leadership. On July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM), our investment manager, became its chairman.

     Randy Merk, formerly CIO for American Century's fixed income discipline, succeeded Bob as ACIM president and CIO. As the company's top investment executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     Randy has worked in the financial services industry for nearly a quarter of a century. Since joining American Century in 1987, he has had broad oversight responsibilities for both fixed income and equity portfolios. Randy has worked closely with Bob for a number of years, making this a smooth and effective transition.

     Over his 18 years with the company, Bob has been the primary architect of American Century's move beyond its successful domestic growth investment process into other investment disciplines. He has been a strong leader for our investment teams during a period of unprecedented growth and change. While reducing his day-to-day management responsibilities, Bob will increase his focus on business strategy and professional development of our investment managers.

     Our congratulations to these investment executives and colleagues. We strongly believe that they will continue to serve you and American Century well in their new roles.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

 [right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIFE SCIENCES
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Top Industries .........................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
TECHNOLOGY
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Portfolio at a Glance ..................................................   11
   Top Ten Holdings .......................................................   12
   Top Five Industries ....................................................   12
   Types of Investments ...................................................   13
   Schedule of Investments ................................................   14
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   29
   Background Information
      Portfolio Managers ..................................................   30
      Investment Philosophy
         and Policies .....................................................   30
      Comparative Indices .................................................   30
   Glossary ...............................................................   31


                                                  www.americancentury.com


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Despite a series of interest-rate cuts by the Federal Reserve, most of the major stock indices lost ground over the six months ended May 31, 2001. The S&P 500 Index, representative of the broad market, declined 3.90% during the period.

* The technology sector bore the brunt of the economic slowdown as businesses slashed spending. Reflecting the negative sentiment toward technology-oriented companies, the Nasdaq Composite Index fell 18.64% during the period.

* A surprise interest-rate cut by the Federal Reserve on April 18 ignited a short rally and lifted the market off its lows, but a fresh round of profit warnings caused investors to back off technology-oriented stocks.

* Health care stocks experienced mixed performance. The more defensive stocks weathered the turbulence, while highly volatile biotechnology issues came under intense pressure.

* Volatility is likely to remain part of the picture as investors sift through data to determine when the economy will recover and which companies are poised to rebound.

LIFE SCIENCES

* Life Sciences declined 2.82%, outperforming its benchmark, the S&P SuperComposite 1500 Health Care Index, which fell 8.37%.

* Generic drug makers benefited from legislation proposing expanded prescription drug benefits for seniors, which emphasized the use of generics. They also received a boost from the expiration of a number of patents held by major pharmaceutical companies.

* Major pharmaceutical companies with strong drug pipelines and commanding market positions delivered relatively sound performance for the period.

* Specialty drug makers that distinguished themselves as innovators and marketers of niche drugs also proved rewarding.

* Hospitals continued to benefit from a better pricing environment created by the Balanced Budget Relief Act. Effective management also led to improved revenues and earnings.

* In contrast, investments in HMOs were slowed by economic, legal, and political considerations.

TECHNOLOGY

* Technology was down 22.88%, outperforming its benchmark, the S&P SuperComposite 1500 Technology Index, which fell 23.71%

* The technology sector was hit with a one-two punch. The first punch came last fall from telecommunications service providers. The second came in the first quarter of 2001, when corporate America slashed information technology spending.

* Electrical equipment and computer hardware companies were at the forefront of the sector's pullback. Their earnings outlooks changed with a speed and magnitude that was unprecedented as telecommunications service providers, corporations, and dot-com companies cut spending on technology projects.

* Although the software industry faced a difficult period, companies experiencing new product cycles displayed resilience through the downturn.

* A number of cable service providers showed tangible evidence of earnings acceleration.

*   Select computer services companies also held up reasonably well.

[left margin]
                                LIFE SCIENCES(1)
                                    (ALSIX)
       TOTAL RETURNS:                                      AS OF 5/31/01
          6 Months                                           -2.82%(2)
       INCEPTION DATE:                                        6/30/00
       NET ASSETS:                                       $235.1 million(3)

                                 TECHNOLOGY(1)
                                    (ATCIX)
       TOTAL RETURNS:                                      AS OF 5/31/01
          6 Months                                          -22.88%(2)
       INCEPTION DATE:                                        6/30/00
       NET ASSETS:                                       $207.4 million(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes all classes.

See Total Returns on pages 5 and 10.

Investment terms are defined in the Glossary on pages 31-32.


 2     1-800-345-2021


Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]
C. Kim Goodwin, chief investment officer, U.S. growth equities

     Growth investors continued to contend with economic weakness and a rash of corporate earnings disappointments over the six months ended May 31, 2001. As a result, many of the major market indices lost ground over the period. When we closed our books at the end of May, the Nasdaq Composite Index was down 18.64%. The S&P 500 Index, the broad indicator of the stock market's health, was down 3.90% -- after having dropped more than 11% during the first two-thirds of the period. The Dow Jones Industrial Average rose 5.63%.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy began decelerating in the second half of 2000, slowed by a series of interest-rate increases started in 1999 by an inflation-conscious Federal Reserve. The economy's sudden fourth-quarter downturn was so severe that one industry official after another warned of slower growth in 2001.

     In the wake of cascading negative earnings corrections, technology stocks went into a free-fall. Where once individuals and corporations were clamoring for new and faster technologies, uncertainty over the direction of the economy prevailed, causing a pullback in spending, especially among corporate information technology managers.

     Meanwhile, health care companies, especially large pharmaceuticals with predictable revenue streams, held up much better throughout the fourth quarter of 2000.

JANUARY: THE FED TAKES ACTION

     2001 was three days old when the Federal Reserve surprised the market with an interest-rate cut in an attempt to jump-start the economy. The move ignited a short rally, but the rally was long on psychology and short on fundamentals, and soon fizzled. During the market's short spurt, pharmaceuticals tumbled as investors turned away from their more predictable revenue streams.

     Three more rate cuts followed in the first quarter, but technology stocks stumbled nonetheless as investors were unable to gain insight from corporate leaders about their projected earnings. The market offered few places to hide, as many defensive categories that typically provide steady earnings growth in uncertain times also suffered declines. As a result, the S&P 500 fell 11.86% in the first quarter; the tech-heavy Nasdaq plunged 25.55%.

ANOTHER SHORT RALLY

     The stock market managed to find some traction in April as positive earnings reports from a few technology stalwarts and a surprise rate cut by the Fed bolstered the market's confidence. The Nasdaq gained 15% for the month, led by software and Internet shares. In health care, investors responded by selling traditionally defensive investments, and moving back into biotechnology and specialty drug companies.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2001

S&P 500                               -3.90%
S&P MIDCAP 400                         9.13%
RUSSELL 2000                          12.16%
S&P SUPERCOMPOSITE 1500 TECHNOLOGY   -23.71%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR SIX MONTHS ENDED MAY 31, 2001

[line chart - data below]

             S&P 500       S&P Mid-            Russell           S&P Super
                           Cap 400              2000           Composite 1500
                                                                 Technology
11/30/2000    $1.00         $1.00              $1.00          $1.00
12/31/2000    $1.00         $1.08              $1.09          $0.90
 1/31/2001    $1.04         $1.10              $1.14          $1.05
 2/28/2001    $0.95         $1.04              $1.07          $0.78
 3/31/2001    $0.89         $0.96              $1.02          $0.68
 4/30/2001    $0.95         $1.07              $1.09          $0.80
 5/31/2001    $0.96         $1.09              $1.12          $0.76

Value on 5/31/01
S&P 500                               $0.96
S&P MIDCAP 400                        $1.09
RUSSELL 2000                          $1.12
S&P SUPERCOMPOSITE 1500 TECHNOLOGY    $0.76


                                             www.americancentury.com       3


Market Perspective
--------------------------------------------------------------------------------

                                                                    (Continued)

But April turned out to be a replay of January -- the rally ran out of steam in just a few weeks. Investors backed off technology-oriented companies in May amid a fresh round of profit warnings.

     In summary, the six-month period was one of the most difficult ever for technology investors, as well as challenging for investors in life sciences companies. In technology, companies involved in electrical equipment, computer hardware, and the Internet were among the hardest hit, with many sustaining steep, double-digit declines. Meanwhile, the major health care industries also sustained declines, with the pressure most pronounced for the more volatile stocks in the sector -- biotechnology and medical devices companies. These firms employ technology to find the next generation of cures for disease, and thus generally share the experience of the tech sector.

     Against this backdrop, the fund managers continued to follow our disciplined investment process that centers on finding growing companies. This philosophy has guided American Century's aggressive growth funds since 1971. As your investment professionals explain in their reviews, during times of slower business conditions, our disciplined, repeatable process is designed to lead us to areas in sectors where companies are faring well.

WHAT'S NEXT?

     The economic data are still somewhat mixed and market volatility is likely to persist until investors have a better feel for the economy's true strength. The stock market is a leading indicator, though, and with valuations that now seem much more reasonable, we could be seeing a turnaround in some industries. While the current downturn has been painful, especially for technology-oriented businesses, there is a positive side: Investors seem to have more reasonable expectations and we see a much broader range of long-term opportunities.


[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2001

S&P 500                                -3.90%
S&P MIDCAP 400                          9.13%
RUSSELL 2000                           12.16%
S&P SUPERCOMPOSITE 1500 HEALTH CARE    -8.37%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR SIX MONTHS ENDED MAY 31, 2001

[line chart - data below]

             S&P 500       S&P Mid-            Russell           S&P Super
                           Cap 400              2000           Composite 1500
                                                                 Health Care
11/30/2000    $1.00         $1.00              $1.00          $1.00
12/31/2000    $1.00         $1.08              $1.09          $0.90
 1/31/2001    $1.04         $1.10              $1.14          $0.95
 2/28/2001    $0.95         $1.04              $1.07          $0.95
 3/31/2001    $0.89         $0.96              $1.02          $0.87
 4/30/2001    $0.95         $1.07              $1.09          $0.90
 5/31/2001    $0.96         $1.09              $1.12          $0.92

Value on 5/31/01
S&P 500                               $0.96
S&P MIDCAP 400                        $1.09
RUSSELL 2000                          $1.12
S&P SUPERCOMPOSITE 1500 HEALTH CARE   $0.92


 4     1-800-345-2021


Life Sciences--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

               INVESTOR CLASS (INCEPTION 6/30/00)   ADVISOR CLASS (INCEPTION 11/14/00)  INSTITUTIONAL CLASS (INCEPTION 7/17/00)

                   LIFE     S&P SUPER-  S&P 500      LIFE     S&P SUPER-      S&P 500         LIFE      S&P SUPER-      S&P 500
                  SCIENCES  COMPOSITE    INDEX     SCIENCES   COMPOSITE        INDEX        SCIENCES    COMPOSITE        INDEX
                              1500                               1500                                      1500
                           HEALTH CARE                        HEALTH CARE                               HEALTH CARE

6 MONTHS(1)       -2.82%     -8.37%     -3.90%      -2.82%      -8.37%         -3.90%        -2.63%       -8.37%         -3.90%
LIFE OF FUND(1)    2.62%     -1.85%     -12.71%     -6.37%      -5.55%(2)     -11.48%(2)     -2.26%       -1.85%(3)     -11.32%(3)

(1) Not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 4 to the Financial Highlights on page 23 for more information.

(2) Since 10/31/00, the date nearest the class's inception, for which data are available.

(3) Since 7/31/00, the date nearest the class's inception, for which data are available.

See pages 29-31 for information about share classes, the S&P SuperComposite 1500 Health Care Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 5/31/01                 $10,262
Life Sciences 1500 Health Care    $9,815
S&P SuperComposite                $8,730
S&P 500 Index

[line chart - data below]

                Life       S&P Super-     S&P 500
              Sciences     Composite      Index
                             1500
                          Health Care
 6/30/2000    $10,000       $10,000      $10,000
 7/31/2000     $9,560        $9,465       $9,844
 8/31/2000    $11,160        $9,632      $10,455
 9/30/2000    $11,981       $10,093       $9,903
10/31/2000    $11,580       $10,391       $9,862
11/30/2000    $10,560       $10,711       $9,085
12/31/2000    $10,880       $11,069       $9,129
 1/31/2001    $10,021       $10,136       $9,453
 2/28/2001    $10,201       $10,137       $8,591
 3/31/2001     $9,319        $9,344       $8,046
 4/30/2001     $9,791        $9,677       $8,672
 5/31/2001    $10,262        $9,815       $8,730

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Health Care Index and the S&P 500 Index are provided for comparison. Life Science's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                               www.americancentury.com      5


Life Sciences--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Christy Turner]
An interview with Arnie Douville and Christy Turner, portfolio managers on the Life Sciences investment team.

HOW DID LIFE SCIENCES PERFORM DURING THE SIX MONTHS ENDED MAY 31, 2001?

     In the midst of continuing economic uncertainty and declining corporate profits, Life Sciences posted a modest decline of 2.82%*, significantly outperforming its benchmark, the S&P SuperComposite 1500 Health Care Index, which retreated 8.37%. The fund's results for the six months also compared favorably with its peers: The average health and biotechnology fund, as tracked by Lipper Inc., fell 7.87%.

     Meanwhile, the broad market, represented by the S&P 500 Index, declined 3.90%. The Nasdaq Composite Index was down 18.64%, underscoring the challenges growth-oriented investors faced during the period.

BEFORE TURNING TO THE PORTFOLIO, WILL YOU PLEASE REVIEW YOUR INVESTMENT
STRATEGY?

     Ours is a blended approach that focuses primarily on companies exhibiting revenue and earnings acceleration, yet also gives us the flexibility to purchase stocks of companies that have promising technologies and stocks that are what we consider more traditional, "core growth" health care stocks. We concentrate on finding potential investments that meet the criteria of the highly disciplined equity investment approach developed by American Century's founder, James E. Stowers, Jr. This approach focuses on owning shares of successful companies, which we define as those whose revenues and earnings are growing at a successively faster, or accelerating pace.

     To a lesser extent, our investments also include what we call "story stocks." Typically, these are emerging firms that have compelling products or new technologies that appear promising. Our conviction about their future growth, arrived at through extensive analysis--from touring manufacturing plants to interviewing clinicians--must be strong before we take such positions.

     We round out our portfolio with stocks of companies we believe have the ability to provide solid, consistent growth from their products or services. These securities are the fund's traditional core growth component.

CAN YOU PLEASE ILLUSTRATE THIS STRATEGY WITH AN EXAMPLE?

     We evaluate stocks for each of the three categories on merits unique to that group. For instance, when considering a traditional core growth stock, we seek larger, established pharmaceutical companies with highly visible revenues and earnings that are growing, yet are reasonably priced relative to their growth.

     These firms tend to be more stable and have larger, more responsive infrastructures capable of supporting both existing and new products, from drug discovery to commercialization, where they maintain commanding positions. We believe that these firms' proven abilities to generate growth are repeatable. In addition, these companies are traditionally thought of as defensive and are sought for their reliable earnings, which provide relative safety during market downswings.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE CONCENTRATE ON FINDING POTENTIAL INVESTMENTS THAT MEET THE CRITERIA OF THE HIGHLY DISCIPLINED EQUITY INVESTMENT APPROACH DEVELOPED BY AMERICAN CENTURY'S FOUNDER, JAMES E. STOWERS, JR."

PORTFOLIO AT A GLANCE

                                                5/31/01          11/30/00

NO. OF COMPANIES                                  35                40
P/E RATIO                                        39.9              44.1
MEDIAN MARKET                                    $5.17            $4.04
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $29.3             $42.0
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              91%(1)            64%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.50%(3)          1.50%(3)

(1)    Six months ended 5/31/01.

(2)    6/30/00 (inception) through 11/30/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 31-32.


 6     1-800-345-2021


Life Sciences--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Baxter International, our largest position and best performer for the period, is a good example. Baxter is a pharmaceutical and medical device company with solid scientific and manufacturing capabilities. We saw acceleration in Baxter's revenues and earnings after it increased manufacturing capacity for its drug for hemophilia, Recombinant Factor VIII.

DRUG COMPANIES MADE UP NEARLY 60% OF THE PORTFOLIO. PLEASE DESCRIBE THE FUNDAMENTALS AT PLAY IN THIS INDUSTRY AND HOW YOU MANAGED THE PORTFOLIO IN RESPONSE.

     Our strategy led us to increase our stake in generic and specialty drug makers, such as Teva Pharmaceuticals and Watson Pharmaceuticals, which offered compelling investment opportunities.

     Our enthusiasm for generic drug makers stems from several bills currently in Congress that are proposing expanded drug benefits for senior citizens in the Medicare program, with an emphasis on drug costs. We believe generics, which are generally 50-90% cheaper than their brand name counterparts, will benefit.

     Another factor benefiting generic drug makers is the expiration of patents held by major drug companies on profitable brand name drugs. Examples of patented drugs nearing expiration include Eli Lilly's Prozac, Schering-Plough's allergy drug, Claritin, and Merck's Mevacor, a cholesterol-lowering drug.

     In related developments, federal lawmakers are closely examining what they consider to be excessive attempts by the major pharmaceutical firms to extend patents on brand name drugs.

     In specialty pharmaceutical companies, we have selected those that have distinguished themselves as innovators and marketers of niche drugs that answer unmet medical needs. Typically, these firms focus on highly specialized products too small in scope for large pharmaceutical businesses to pursue.

     On the other hand, patent expirations have pressured major pharmaceutical companies. The impact is potentially enormous: These drugs are considered the world leaders in their applications, meaning millions in lost revenues for the firms that created them.

     Still, the largest and most stable of the mainline companies, which tend to have strong pipelines with new drugs, are more resilient and can better withstand challenges to their bottom lines. Among our top ten positions were Pfizer and American Home Products, which was one of the fund's best performers for the period.

WHERE ELSE DID YOUR DISCIPLINE LEAD YOU?

     In the area of medical providers and services, our second-largest industry weighting at the end of the period, we found strength in the hospital industry, which benefited from strong trends in flexible pricing and effective management.

     Under the Balanced Budget Relief Act, now in its second phase, hospitals are receiving higher reimbursements from the federal government for treatment provided to Medicare patients. In turn, hospitals are negotiating higher prices with the HMOs and other health insurers for which they provide services. Both factors are helping hospitals offset the rising costs of providing health care, translating into higher revenues and earnings.

     Effective management has also proved beneficial. Successful hospital groups are purchasing weaker ones and restoring them with the resources and best practices -- efficient and streamlined administrative processes -- which help drive occupancy, control costs, and improve profitability.

[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               5/31/01            11/30/00
BAXTER INTERNATIONAL,
     INC.                                        8.7%                3.6%
CARDINAL HEALTH, INC.                            5.7%                2.2%
ALZA CORP.                                       4.9%                3.4%
ABBOTT LABORATORIES                              4.8%                3.4%
HCA -- THE HEALTHCARE
     CO.                                         4.1%                3.1%
SHIRE PHARMACEUTICALS
     GROUP PLC ADR                               3.1%                1.5%
AMERICAN HOME
     PRODUCTS CORP.                              3.0%                3.8%
PFIZER, INC.                                     2.9%                4.0%
NOVARTIS ADR                                     2.8%                  --
WATSON
     PHARMACEUTICALS, INC.                       2.8%                  --

TOP INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF              AS OF
                                                5/31/01            11/30/00

DRUGS                                           59.3%               59.8%
MEDICAL PROVIDERS
     & SERVICES                                 24.7%               17.1%
MEDICAL PRODUCTS
     & SUPPLIES                                  3.3%                9.2%


                                           www.americancentury.com          7


Life Sciences--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Those hospitals can then provide a level of care previously unavailable to the communities in which they operate. Consequently, once-failing hospitals in rural areas are keeping patients they formerly lost to urban centers, which is boosting revenues. One good example is LifePoint Hospitals, which owns and operates acute-care hospitals.

     We believe that these trends will continue for some time and that because of the aging of the population, medical care will continue to grow at a rate higher than that of broader economy.

WHAT WERE SOME OF THE DISAPPOINTMENTS IN THE PORTFOLIO?

     After strong performance in 2000, HMOs were slowed by economic, legal, and political considerations. In response, we reduced our position to roughly 4% of the portfolio, down from the 10% stake earlier in the year.

     First, the stalled economy fueled a shift in sentiment about the ability of HMOs to sustain the strong growth experienced from mid-1999 through 2000. Eventually, concerns of lower premium growth and rising medical expenses caused investors to reevaluate their HMO investments.

     Second, several highly visible lawsuits emerged over managed care. Much of the litigation centered on incongruities in what constitutes quality care, leaving patients and medical providers polarized over the level of treatment and the extent of choice to which patients are entitled for the dollars paid. The litigation captured political attention, sparking dialogue and an influx of new bills addressing the legal aspects of the patient/provider contract. Even the best HMOs have been caught in the undertow, making this group the biggest disappointment during the period.

WHAT'S YOUR OUTLOOK FOR THE NEAR FUTURE?

     We take seriously the trust that our investors place in us and remain committed to our goal of providing solid returns. Though this has been a difficult year in which to do that, we continue to seek opportunities. We do not, however, chase fads. Instead, we will continue to speak with consultants, industry experts, senior management, and Wall Street analysts to gain insight on the health care sector. We think if we can continue to identify true leaders, our investors will be served well.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                            AS OF MAY 31, 2001
* U.S. STOCKS                                                    76.4%
* FOREIGN STOCKS                                                 10.9%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  87.3%
* TEMPORARY CASH INVESTMENTS                                     12.7%

[pie chart]

                                                       AS OF NOVEMBER 30, 2000
* U.S. STOCKS                                                    80.8%
* FOREIGN STOCKS                                                  5.3%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  86.1%
* TEMPORARY CASH INVESTMENTS                                     13.9%


 8     1-800-345-2021


Life Sciences--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 87.3%

DRUGS - 59.3%

                  220,000  Abbott Laboratories                           $               11,435,600
                  248,500  Alza Corp.(1)                                                 11,716,775
                  115,000  American Home Products Corp.                                   7,279,500
                  422,000  Baxter International, Inc.                                    20,838,360
                  235,000  Bergen Brunswig Corp. Cl A                                     4,841,000
                   60,000  Biovail Corp. International(1)                                 2,347,800
                  100,000  Cambridge Antibody Technology
                              Group PLC ORD(1)                                            3,733,148
                  187,500  Cardinal Health, Inc.                                         13,498,125
                   75,000  Forest Laboratories, Inc. Cl A(1)                              5,554,500
                  120,000  ICN Pharmaceuticals, Inc.                                      3,627,600
                  110,000  King Pharmaceuticals, Inc.(1)                                  5,563,800
                  200,000  Mylan Laboratories Inc.                                        6,362,000
                  175,000  Novartis ADR                                                   6,716,500
                  160,000  Pfizer, Inc.                                                   6,862,400
                  140,000  Progenics Pharmaceuticals Inc.(1)                              2,985,500
                  135,000  Sepracor Inc.(1)                                               4,498,875
                  150,000  Shire Pharmaceuticals Group
                              PLC ADR(1)                                                  7,439,250
                  100,000  SICOR Inc.(1)                                                  1,717,500
                  100,000  Teva Pharmaceutical Industries
                              Ltd. ADR                                                    5,780,500
                  110,000  Watson Pharmaceuticals, Inc.(1)                                6,611,000
                  175,000  XOMA Ltd.(1)                                                   2,228,625
                                                                  -----------------------------------------

                                                                                        141,638,358
                                                                  -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 3.3%

                   70,000  Beckman Coulter Inc.                                           2,642,500

                  150,000  Becton Dickinson & Co.                                         5,149,500
                                                                  -----------------------------------------

                                                                                          7,792,000
                                                                  -----------------------------------------


Shares                                                         Value
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 24.7%

                  180,000  Apria Healthcare Group Inc.(1)                 $                4,608,000
                  240,000  HCA - The Healthcare Co.                                        9,681,600
                  200,000  HCR Manor Care, Inc.(1)                                         4,950,000
                  300,000  Health Management Associates, Inc.(1)                           5,328,000
                   36,000  Laboratory Corporation of
                              America Holdings(1)                                          5,049,360
                  140,000  LifePoint Hospitals Inc.(1)                                     4,676,700
                   80,000  Lincare Holdings Inc.(1)                                        4,645,600
                   94,000  Province Healthcare Co.(1)                                      2,529,070
                   20,000  Quest Diagnostics Inc.(1)                                       2,472,200
                  135,000  Tenet Healthcare Corp.(1)                                       6,141,150
                   80,000  United HealthCare Corp.                                         4,600,000
                   50,000  Wellpoint Health Networks Inc.(1)                               4,340,000
                                                                  ------------------------------------------
                                                                                          59,021,680
                                                                  ------------------------------------------

TOTAL COMMON STOCKS                                                                      208,452,038
                                                                  ------------------------------------------
  (Cost $193,184,591)

 TEMPORARY CASH INVESTMENTS - 12.7%

    Repurchase Agreement, Deutsche Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 3.98%, dated 5/31/01, due
       6/1/01 (Delivery value $11,601,282)                                                11,600,000

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 3.97%, dated 5/31/01, due
       6/1/01 (Delivery value $7,200,794)                                                  7,200,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.01%, dated 5/31/01, due
       6/1/01 (Delivery value $11,601,292)                                                11,600,000
                                                                  ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                          30,400,000
                                                                  ------------------------------------------
  (Cost $30,400,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                    $238,852,038
                                                                  ==========================================
  (Cost $223,584,591)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.


See Notes to Financial Statements            www.americancentury.com      9


Technology--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

               INVESTOR CLASS (INCEPTION 6/30/00)  ADVISOR CLASS (INCEPTION 6/30/00)  INSTITUTIONAL CLASS (INCEPTION 7/14/00)

                TECHNOLOGY   S&P SUPER-  S&P 500   TECHNOLOGY  S &P SUPER-   S&P 500   TECHNOLOGY    S&P SUPER-       S&P 500
                            COMPOSITE     INDEX                 COMPOSITE     INDEX                  COMPOSITE         INDEX
                               1500                               1500                                  1500
                            TECHNOLOGY                         TECHNOLOGY                            TECHNOLOGY

6 MONTHS(1)      -22.88%     -23.71%      -3.90%     -23.20%     -23.71%      -3.90%     -22.88%     -23.71%         -3.90%
LIFE OF FUND(1)  -50.80%     -49.39%     -12.71%     -51.00%     -49.39%     -12.71%     -55.60%     -49.39%(2)     -12.71%(2)

(1) Not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. See Note 4 to the Financial Highlights on page 27 for more information.

(2) Since 6/30/00, the date nearest the class's inception, for which data are available.

See pages 29-31 for information about share classes, the S&P SuperComposite 1500 Technology Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 5/31/01
S&P 500                              $8,730
S&P SuperComposite 1500 Technology   $5,061
Technology                           $4,920

[line chart - data below]

              Technology        S&P SuperComposite        S&P 500 Index
                                 1500 Technology

 6/30/2000     $10,000               $10,000                 $10,000
 7/31/2000      $9,700                $9,526                  $9,844
 8/31/2000     $11,600               $10,624                 $10,455
 9/30/2000     $10,860                $8,753                  $9,903
10/31/2000      $9,280                $8,270                  $9,862
11/30/2000      $6,380                $6,634                  $9,085
12/31/2000      $6,680                $5,978                  $9,129
 1/31/2001      $7,380                $6,996                  $9,453
 2/28/2001      $5,040                $5,166                  $8,591
 3/31/2001      $4,440                $4,543                  $8,046
 4/30/2001      $5,180                $5,280                  $8,672
 5/31/2001      $4,920                $5,061                  $8,730

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Technology Index and the S&P 500 Index are provided for comparison. Technology's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


 10     1-800-345-2021


Technology--Q&A
--------------------------------------------------------------------------------

[photo of Douglas Day and Christopher K. Boyd]
     An interview with Douglas Day and Christopher K. Boyd, portfolio managers on the Technology investment team.

HOW DID TECHNOLOGY PERFORM FOR THE SIX MONTHS ENDED MAY 31, 2001?

     In a period marked by a slowing economy and deteriorating corporate earnings, especially for tech-oriented businesses, Technology was down 22.88%.* The fund outperformed its benchmark, the Standard & Poor's SuperComposite 1500 Technology Index, which fell 23.71%. Technology's results also compared favorably against its peers: The average science and technology fund, as tracked by Lipper Inc., declined 26.76%.

WHAT FORCES WERE BEHIND THE TECHNOLOGY SECTOR'S PULLBACK OVER THE PERIOD?

     During the six months covered by this report, the technology sector was hit with a one-two punch. The first punch came last fall from telecommunications service providers. Spending by telecom carriers was a large source of technology investment in the United States, and many companies where negatively impacted when funding dried up for the telecoms' network build-out projects.

     The second punch didn't come until the first quarter of 2001. That's when, in an effort to shore up depressed earnings, corporate America slashed information technology spending seemingly overnight -- essentially knocking the legs out from under technology companies. The number of tech firms that issued earnings warnings in the first quarter more than doubled from the previous quarter.

     Electrical equipment and computer hardware companies, two areas that detracted from the fund's performance, were at the forefront of the technology sector's pullback. These were the providers of equipment, components, and technology to telecommunications service providers, corporations, and dot-com companies that rushed to capitalize on the Internet. When businesses suddenly curtailed spending on technology projects, electrical equipment and computer hardware manufacturers were left with bulging inventories and uncertainty about future earnings growth.

HOW DID YOU MANEUVER THE PORTFOLIO GIVEN THE DIFFICULT MARKET CONDITIONS?

     We cut our exposure to many troubled stocks before additional declines were posted. However, earnings outlooks of tech companies changed with a speed and magnitude that was unprecedented. Virtually no tech stock was left untouched. Cisco Systems, one of the world's leading suppliers of equipment used in telecommunications networks, was one of the portfolio's largest detractors for the period. The company saw orders decline from an annual growth rate of 70% in November to negative 30% at the end of April. Sun Microsystems and Nortel Networks were other holdings that suffered similar fates. The uncertainty about earnings growth led us to reduce the fund's weighting in electrical equipment manufacturers from 22% of investments to just 4%, while exposure to computer hardware fell from 15% of investments to 6.5%.

     The semiconductor industry typically is one of the first areas to feel the impact of an economic upturn or downturn because long production cycles require

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

". . . CORPORATE AMERICA SLASHED INFORMATION TECHNOLOGY SPENDING SEEMINGLY OVERNIGHT--ESSENTIALLY KNOCKING THE LEGS OUT FROM UNDER TECHNOLOGY COMPANIES."

PORTFOLIO AT A GLANCE
                                                5/31/01          11/30/00
NO. OF COMPANIES                                  59                57
P/E RATIO                                        38.9              53.4
MEDIAN MARKET                                    $6.76             $5.74
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $74.7             $36.3
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              187%(1)           125%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.50%(3)          1.50%(3)

(1)    Six months ended 5/31/01.

(2)    6/30/00 (inception) through 11/30/00.

(3)    Annualized.

Investment terms are defined in the Glossary on pages 31-32.


                                             www.americancentury.com      11


Technology--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

companies to place chip orders six to twelve months in advance. In the heady days of the tech boom, many companies over-ordered components to ensure they had supply on hand. When equipment manufacturers suddenly canceled orders and computer sales declined, the market was awash in chips, and chip makers were confronted with a severe reduction in orders.

     While the semiconductor industry as a whole dragged down performance, we steered the portfolio toward semiconductor equipment manufacturers that we believed possessed long-term competitive advantages. The companies that make the equipment used to produce chips, such as KLA-Tencor, have the potential to be the first to prosper when the economy turns around.

     Computer software is an area that traditionally experiences consistent demand from corporations maintaining and upgrading business software. Faced with reduced earnings projections, however, corporate information technology officers sharply reined in spending.

     Although the software industry faced a difficult period, we identified a number of opportunities that displayed resilience through the downturn. Microsoft, the portfolio's largest holding and the world's dominant software maker, persevered by meeting conservative earnings estimates and introducing its Windows 2000 operating software.

     Furthermore, corporations typically update software following a mainframe upgrade. IBM released its new mainframe last year. This boosted our investments in mainframe-software makers, such as Compuware, as corporations continued to see value in certain business software packages. At 24% of investments, the software industry was the fund's largest weighting at the end of the period.

WHAT OTHER AREAS WERE YOU DRAWN TO IN THIS ENVIRONMENT?

     A slowing economy emphasizes the importance of determining the sustainability and reliability of a company's growth. Our investment process involves scouring companies' business fundamentals to uncover tangible evidence of earnings acceleration. We found what we were looking for in several cable services providers. In past years, cable companies spent heavily on building the infrastructure for advanced services. Now they are beginning to see the fruits of their capital expenditures as sales increase for new offerings such as digital television and high-speed Internet access.

     What made cable service providers particularly appealing in the present environment was the fairly consistent income stream generated from monthly subscribers. Comcast and Cox Communications were two cable companies we owned that continued to sign up subscribers even as the economy slowed. AOL-Time Warner, one of the portfolio's largest holdings and a top contributor for the period, was another company that generated some reliable revenue from its cable operations.

     Information services was another area where we saw sustainable earnings, prompting us to increase our weighting from nearly 2% of investments to almost 9%. Despite the well-publicized cutback in corporate spending, the pressures of the economic downturn made it even more important for executives to find ways to cut costs. This trend benefited select computer services companies that could provide an immediate bang for the buck to corporations by taking over information technology functions. By outsourcing IT, corporations lower their overhead while tapping into a highly

[left margin]

TOP TEN HOLDINGS

                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               5/31/01            11/30/00

MICROSOFT CORP.                                  7.7%                  --
AOL TIME WARNER INC.                             5.6%                  --
INTERNATIONAL BUSINESS
     MACHINES CORP.                              4.1%                  --
COMCAST CORP. CL A                               2.9%                1.9%
SABRE HOLDINGS CORP.                             2.7%                 .--
NOKIA CORP. CL A ADR                             2.7%                2.5%
COMPUWARE CORP.                                  2.2%                  --
CHARTER
     COMMUNICATIONS, INC.                        2.0%                  --
PEREGRINE SYSTEMS, INC.                          1.8%                  --
COX COMMUNICATIONS,
     INC. CL A                                   1.8%                2.3%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS

                                                 AS OF              AS OF
                                                5/31/01           11/30/00

COMPUTER SOFTWARE                                24.4%              21.9%
SEMICONDUCTOR                                    18.5%              11.9%
INFORMATION SERVICES                              8.7%               1.6%
MEDIA                                             8.2%               4.2%
COMPUTER HARDWARE &
     BUSINESS MACHINES                            6.5%              15.0%


 12         1-800-345-2021


Technology--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

skilled labor force. Our stakes in IBM and Electronic Data Systems (EDS) profited from the outsourcing trend.

WHAT ARE YOUR THOUGHTS AS YOU LOOK TOWARD THE FUTURE?

     Despite the murkiness of the current situation, we remain positive about the long-term prospects of technology- oriented investments. Budgets may have been curtailed in 2001, but this is a cutback from a unique spending bubble precipitated by companies pouring money into Internet applications as well as by corporations becoming Y2K compliant. We expect that over time, IT spending will revert back to its historical steady growth rate.

     With that in mind, although current investment opportunities are limited, there are several areas where we see long-term growth potential. Consider data storage. Even though data storage firms have suffered along with the rest of technology, the economic downturn has not turned off the spigot of digital data generation. As companies expand, the need to house data grows with them. We expect storage firms to continue to play a key role in the new economy.

     Wireless technology is another area that appears poised for long-term growth. Wireless communications firms currently are struggling with the integration of voice and data communication into a single device, a process encumbered by technical problems and funding setbacks. But progress is being made on these fronts, and the deployment of "2.5-generation" technology--a larger bandwidth that can support more data than the current "2G" technology--will make voice and data communications more portable and seamless. A growing number of people want, and need, access to information wherever they are --no cords attached. With less than half of the U.S. market tapped, wireless applications and handset sales have the potential to increase over time. This should support firms throughout the wireless industry, from communications-chip makers and equipment manufacturers to service providers.

     Finally, sophisticated and expensive processes have led to specialization throughout the manufacturing process and strengthened the role of contract manufacturers, the companies that build electronic gear for the likes of Sun Microsystems, IBM, and Cisco. By outsourcing production of non-core components to contract manufacturers, businesses can concentrate their efforts and capital on improving design and marketing of the end product. We are closely watching tech firms that stand to gain from the outsourcing trend.

WHAT ARE YOUR PLANS FOR TECHNOLOGY?

     Regardless of the economic environment, we remain committed to our discipline of pursuing tech-oriented companies with accelerating revenues and earnings prospects. We see technological advancements laying the foundation for a new generation of products and services that hold the promise of making our lives easier and businesses around the world more profitable. It is our belief that our investment approach will benefit all of us as investors over time.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                            AS OF MAY 31, 2001
* U.S. COMMON STOCKS
   & EQUITY FUTURES                                              86.3%
* FOREIGN STOCKS                                                  7.4%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  93.7%
* TEMPORARY CASH INVESTMENTS                                      6.3%

[pie chart]

                                                       AS OF NOVEMBER 30, 2000
* U.S. COMMON STOCKS
   & EQUITY FUTURES                                              87.5%
* FOREIGN STOCKS                                                  5.1%
--------------------------------------------------------------------------------
          TOTAL EQUITY EXPOSURE                                  92.6%
* TEMPORARY CASH INVESTMENTS                                      7.4%

[pie chart]


                                             www.americancentury.com      13


Technology--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 84.2%

COMPUTER HARDWARE & BUSINESS MACHINES - 6.5%

                  107,383  Advanced Digital Information Corp.(1)         $                1,955,981
                   74,900  International Business Machines Corp.                          8,373,820
                   41,900  Mercury Computer Systems, Inc.(1)                              1,998,840
                   41,100  Symbol Technologies, Inc.                                      1,054,215
                                                                  -----------------------------------------
                                                                                         13,382,856
                                                                  -----------------------------------------

COMPUTER SOFTWARE - 24.4%

                   40,600  Advent Software Inc.(1)                                        2,647,729
                  138,800  BMC Software Inc.(1)                                           3,317,320
                  126,600  Cadence Design Systems, Inc.(1)                                2,677,590
                   34,516  Check Point Software
                              Technologies Ltd.(1)                                        1,859,032
                  411,100  Compuware Corp.(1)                                             4,532,377
                   69,500  Intuit Inc.(1)                                                 2,227,823
                   63,400  Macrovision Corp.(1)                                           3,276,195
                   44,800  Mercury Interactive Corp.(1)                                   2,651,488
                  229,200  Microsoft Corp.(1)(2)                                         15,850,325
                  137,000  Peregrine Systems, Inc.(1)                                     3,794,214
                   36,900  Retek Inc.(1)                                                  1,292,054
                   66,900  Serena Software Inc.(1)                                        1,749,770
                   35,900  Siebel Systems, Inc.(1)                                        1,628,245
                   45,100  Synopsys, Inc.(1)                                              2,565,739
                                                                  -----------------------------------------
                                                                                         50,069,901
                                                                  -----------------------------------------

ELECTRICAL EQUIPMENT - 4.7%

                   19,800  Celestica Inc.(1)                                                990,000
                   17,800  Comverse Technology, Inc.(1)                                   1,032,489
                  111,300  Jabil Circuit, Inc.(1)                                         3,269,993
                   29,500  McData Corp(1)                                                   908,748
                   59,300  Sanmina Corp.(1)                                               1,604,955
                   34,900  Scientific-Atlanta, Inc.                                       1,832,599
                                                                  -----------------------------------------
                                                                                          9,638,784
                                                                  -----------------------------------------

INFORMATION SERVICES - 8.7%

                  131,100  DiamondCluster Inernational, Inc.(1)                           1,849,166
                   53,400  Electronic Data Systems Corp.                                  3,270,750
                  175,000  KPMG Consulting Inc.(1)                                        3,157,875
                  158,900  Perot Systems Corp.(1)                                         2,284,982
                  107,000  Sabre Holdings Corp.(1)                                        5,589,680
                  182,400  Sapient Corp.(1)                                               1,744,656
                                                                  -----------------------------------------
                                                                                         17,897,109
                                                                  -----------------------------------------

INTERNET - 5.6%

                  219,400  AOL Time Warner Inc.(1)                                       11,459,262
                                                                  -----------------------------------------


Shares                                                         Value
-------------------------------------------------------------------------------

MEDIA - 8.2%

                  186,700  Charter Communications, Inc.(1)                $                4,173,679
                  146,900  Comcast Corp. Cl A(1)                                           6,019,961
                   87,200  Cox Communications, Inc. Cl A(1)                                3,771,400
                  117,700  Insight Communications Co., Inc.(1)                             2,963,098
                                                                  ------------------------------------------
                                                                                          16,928,138
                                                                  ------------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.7%

                   80,400  Instinet Group Inc.(1)                                          1,532,826
                                                                  ------------------------------------------

SEMICONDUCTOR - 18.5%

                   70,400  Altera Corp.(1)                                                 1,689,952
                   60,100  Analog Devices, Inc.(1)                                         2,677,455
                   37,000  Applied Materials, Inc.(1)                                      1,847,225
                   46,900  Brooks Automation, Inc.(1)                                      2,307,715
                   72,900  Chartered Semiconductor
                              Manufacturing ADR(1)                                         2,062,706
                   95,900  Cirrus Logic, Inc.(1)                                           1,899,300
                   41,200  KLA-Tencor Corp.(1)                                             2,126,538
                   52,000  Lam Research Corp.(1)                                           1,436,500
                  128,900  Lattice Semiconductor Corp.(1)                                  2,809,375
                   55,600  Linear Technology Corp.                                         2,667,410
                   46,100  Maxim Integrated Products, Inc.(1)                              2,351,792
                   28,900  Novellus Systems, Inc.(1)                                       1,384,021
                   70,000  Power Integrations, Inc.(1)                                       845,250
                   77,200  RF Micro Devices, Inc.(1)                                       2,013,376
                   69,435  STMicroelectronics N.V.
                              New York Shares                                              2,468,414
                  169,700  Taiwan Semiconductor Manufacturing
                              Co. Ltd. ADR(1)                                              3,370,241
                   75,900  Texas Instruments Inc.                                          2,589,708
                   35,600  Xilinx, Inc.(1)                                                 1,468,322
                                                                  ------------------------------------------
                                                                                          38,015,300
                                                                  ------------------------------------------

SPECIALTY STORES - 0.9%

                   36,000  Best Buy Co., Inc.(1)                                           1,913,400
                                                                  ------------------------------------------

TELEPHONE - 2.3%

                   70,400  Qwest Communications
                              International Inc.                                           2,586,496
                   37,900  Verizon Communications                                          2,078,815
                                                                  ------------------------------------------
                                                                                           4,665,311
                                                                  ------------------------------------------

WIRELESS TELECOMMUNICATIONS - 3.7%

                  186,691  Nokia Corp. Cl A ADR                                            5,458,844
                   36,700  QUALCOMM Inc.(1)                                                2,228,975
                                                                  ------------------------------------------
                                                                                           7,687,819
                                                                  ------------------------------------------

TOTAL COMMON STOCKS                                                                      173,190,706
                                                                  ------------------------------------------
  (Cost $169,071,825)


 14         1-800-345-2021                   See Notes to Financial Statements


Technology--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

                                                                Value
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -

 SEGREGATED FOR FUTURES* - 9.5%

       Repurchase Agreement, Deutsche Bank,
          (U.S. Treasury obligations), in a joint trading
          account at 3.98%, dated 5/31/01, due
          6/1/01 (Delivery value $10,201,128)                            $               10,200,000

       Repurchase Agreement, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint trading
          account at 3.97%, dated 5/31/01, due
          6/1/01 (Delivery value $9,377,434)                                              9,376,400
                                                                  -----------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                                                   19,576,400
                                                                  -----------------------------------------

  (Cost $19,576,400)

 TEMPORARY CASH INVESTMENTS - 6.3%

    Repurchase Agreement, Credit Suisse First
       Boston, Inc., (U.S. Treasury obligations), in a
       joint trading account at 3.97%, dated 5/31/01,
       due 6/1/01 (Delivery value $2,000,221)                                             2,000,000

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 3.97%, dated 5/31/01, due
       6/1/01 (Delivery value $823,691)                                                     823,600

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.01%, dated 5/31/01, due
       6/1/01 (Delivery value $10,201,136)                                               10,200,000
                                                                  -----------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                         13,023,600
                                                                  -----------------------------------------

  (Cost $13,023,600)

TOTAL INVESTMENT SECURITIES - 100.0%                                                   $205,790,706
                                                                  =========================================
  (Cost $201,671,825)

 EQUITY FUTURES CONTRACTS*

                      Expiration       Underlying Face         Unrealized
     Purchased           Date          Amount at Value            Gain
----------------------------------------------------------------------------------
    109  NASDAQ          June
    100 Futures          2001            $19,576,400           $1,972,507
                                    ==============================================

*Equity futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker, as initial margin on futures contracts.


See Notes to Financial Statements            www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001 (UNAUDITED)
                                                 LIFE SCIENCES      TECHNOLOGY
ASSETS

Investment securities, at value
  (identified cost of $193,184,591
  and $169,071,825, respectively) (Note 3) ...   $ 208,452,038    $ 173,190,706
Repurchase agreements, at value (
  amortized cost and cost for federal
  income tax purposes) .......................      30,400,000       32,600,000
Cash .........................................           4,409          319,327
Receivable for investments sold ..............       2,821,406        3,992,132
Receivable for capital shares sold ...........          17,498           12,554
Receivable for variation margin
  on futures contracts .......................            --            114,450
Dividends and interest receivable ............          57,093           30,613
                                                 -------------    -------------
                                                   241,752,444      210,259,782
                                                 -------------    -------------

LIABILITIES

Payable for investments purchased ............       6,222,675        2,585,695
Payable for capital shares redeemed ..........         107,684             --
Accrued management fees (Note 2)  ............         288,415          278,591
Distribution fees payable (Note 2)  ..........               9               26
Service fees payable (Note 2)  ...............               9               26
Payable for directors' fees
  and expenses (Note 2) ......................             191              185
                                                 -------------    -------------
                                                     6,618,983        2,864,523
                                                 -------------    -------------

Net Assets ...................................   $ 235,133,461    $ 207,395,259
                                                 =============    =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......   $ 244,480,466    $ 380,290,504
Accumulated net investment loss ..............        (513,474)        (576,140)
Accumulated net realized loss
  on investment transactions .................     (24,100,978)    (178,410,493)
Net unrealized appreciation
  on investments (Note 3) ....................      15,267,447        6,091,388
                                                 -------------    -------------
                                                 $ 235,133,461    $ 207,395,259
                                                 =============    =============

Investor Class, $0.01 Par Value
Net assets ...................................   $ 231,314,912    $ 197,984,107
Shares outstanding ...........................      46,223,787       80,449,502
Net asset value per share ....................   $        5.00    $        2.46

Advisor Class, $0.01 Par Value
Net assets ...................................   $      44,463    $      34,370
Shares outstanding ...........................           8,897           14,001
Net asset value per share ....................   $        5.00    $        2.45

Institutional Class, $0.01 Par Value
Net assets ...................................   $   3,774,086    $   9,376,782
Shares outstanding ...........................         752,847        3,805,718
Net asset value per share ....................   $        5.01    $        2.46


 16         1-800-345-2021                   See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)

                                                 LIFE SCIENCES      TECHNOLOGY
INVESTMENT LOSS

Income:

Interest ....................................... $     756,006    $     942,735
Dividends (net of foreign taxes withheld
  of $3,099 and $5,544, respectively) ..........       426,944          103,311
                                                 -------------    -------------
                                                     1,182,950        1,046,046
                                                 -------------    -------------

Expenses: (Note 2)

Management fees ................................     1,695,488        1,621,081
Distribution fees - Advisor Class ..............            50               69
Service fees - Advisor Class ...................            50               69
Directors' fees and expenses ...................           836              967
                                                 -------------    -------------
                                                     1,696,424        1,622,186
                                                 -------------    -------------

Net investment loss ............................      (513,474)        (576,140)
                                                 -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized loss on investment transactions ...   (23,577,347)    (120,348,991)

Change in net unrealized appreciation
  on investments ...............................    16,938,389       62,527,788
                                                 -------------    -------------

Net realized and unrealized loss
  on investments ...............................    (6,638,958)     (57,821,203)
                                                 -------------    -------------

Net Decrease in Net Assets Resulting
  from Operations .............................. $  (7,152,432)   $ (58,397,343)
                                                 =============    =============


See Notes to Financial Statements         www.americancentury.com          17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED) AND PERIOD ENDED NOVEMBER 30, 2000

                                                           LIFE SCIENCES                            TECHNOLOGY
                                                     2001                2000(1)              2001              2000(1)

Increase (Decrease) in Net Assets

OPERATIONS

Net investment loss .........................$      (513,474)     $      (795,964)    $      (576,140)     $      (843,107)
Net realized gain (loss)on
  investment transactions ...................     (23,577,347)           6,304,049        (120,348,991)         (58,061,502)
Change in net unrealized appreciation
  (depreciation) on investments .............      16,938,389           (1,670,942)         62,527,788          (56,436,400)
                                             ------------------   ------------------  ------------------   ------------------
Net increase (decrease) in net assets
  resulting from operations .................      (7,152,432)           3,837,143         (58,397,343)        (115,341,009)
                                             ------------------   ------------------  ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on investment transactions:
  Investor Class ............................      (5,923,628)                 --                  --                   --
  Advisor Class .............................          (1,113)                 --                  --                   --
  Institutional Class .......................        (106,975)                 --                  --                   --
                                             ------------------   ------------------  ------------------   ------------------
Decrease in net assets from distributions ...      (6,031,716)                 --                  --                   --
                                             ------------------   ------------------  ------------------   ------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ................      11,158,956          233,321,510          61,978,924           319,154,687
                                             ------------------   ------------------  ------------------   ------------------

Net increase (decrease) in net assets .......      (2,025,192)         237,158,653           3,581,581           203,813,678

NET ASSETS

Beginning of period .........................     237,158,653                  --          203,813,678                  --
                                             ------------------   ------------------  ------------------   ------------------
End of period ...............................    $235,133,461         $237,158,653        $207,395,259          $203,813,678
                                             ==================   ==================  ==================   ==================

Accumulated net investment loss .............       $(513,474)                 --           $(576,140)                  --
                                             ==================   ==================  ==================   ==================

(1)  For the period June 30, 2000 (inception) through November 30, 2000.


 18         1-800-345-2021                    See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Life Sciences (Life) and Technology (Technology) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. Life generally invests in companies that engage in the business of providing products and services that help promote health and wellness while Technology invests in companies with business operations in the technology and telecommunications-related sectors. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: Investor Class, Advisor Class, Institutional Class and C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class had not commenced as of May 31, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 2000, Technology had accumulated net realized capital loss carryovers for federal income tax purposes of $31,520,837 (expiring in 2008) which may be used to offset future taxable gains.

    For the one-month period ended November 30, 2000, Life and Technology incurred net capital losses of $133,576 and $13,912,436, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


                                             www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of Life and Technology is as follows:

                    INVESTOR CLASS      ADVISOR CLASS     INSTITUTIONAL CLASS

FUND AVERAGE NET ASSETS
First $1 billion        1.50%               1.25%               1.30%
Over $1 billion         1.30%               1.05%               1.10%

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan for the Advisor Class and a Master Distribution and Individual Shareholder Services Plan for the C Class (collectively "the plans"), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and a service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred by the Advisor Class during the six months ended May 31, 2001, were $100 for Life and $138 for Technology. No fees were incurred for the C Class because it had not commenced operations.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., and equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended May 31, 2001, for Life and Technology were $185,030,300 and $382,321,213, respectively. Sales of investment securities, excluding short-term investments, for the six months ended May 31, 2001, were $188,014,103 and $321,868,735, respectively.

    At May 31, 2001, accumulated net unrealized appreciation (depreciation) for Life and Technology was $14,887,667 and $(9,670,483), respectively, based on the aggregate cost of investments for federal income tax purposes of $223,964,371 and $215,461,189, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $19,126,419 and $10,265,192 for Life and Technology, respectively, and unrealized depreciation of $4,238,752 and $19,935,675, respectively.


 20     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                        LIFE SCIENCES                       TECHNOLOGY

                                                  SHARES             AMOUNT           SHARES          AMOUNT
INVESTOR CLASS
Six months ended May 31, 2001
Shares Authorized .............................    150,000,000                      200,000,000
                                               ===============                    ===============
Sold ..........................................      7,421,868      $36,735,258      35,904,740     $105,831,214
Issued in reinvestment of distributions .......      1,162,840        5,779,317             --               --
Redeemed ......................................     (6,658,185)     (32,031,378)    (16,812,023)    (47,817,564)
                                               ---------------  ---------------  --------------  ---------------
Net increase ..................................      1,926,523      $10,483,197     19,092,717   $   58,013,650
                                               ===============  ===============  =============== ===============

Period ended November 30, 2000(1)
Shares Authorized .............................    100,000,000                      125,000,000
                                               ===============                    ===============
Sold ..........................................     48,275,373     $251,081,941      68,273,288     $338,505,729
Redeemed ......................................     (3,978,109)     (21,223,189)     (6,916,503)    (31,984,533)
                                               ---------------  ---------------   -------------- ---------------
Net increase ..................................     44,297,264     $229,858,752      61,356,785     $306,521,196
                                               ===============  ===============  =============== ===============

 ADVISOR CLASS

Six months ended May 31, 2001
Shares Authorized .............................    10,000,000                       10,000,000
                                               ===============                    ===============
Sold ..........................................        6,631          $34,546          95,966         $251,656
Issued in reinvestment of distributions .......          224            1,112              --               --
Redeemed ......................................           --               --         (95,420)       (237,595)
                                               ---------------  --------------- - -------------- ---------------
Net increase ..................................        6,855          $35,658             546       $   14,061
                                               ===============  ===============  =============== ===============

Period ended November 30, 2000(2)
Shares Authorized .............................    10,000,000                       10,000,000
                                               ===============                    ===============
Sold ..........................................        2,042          $11,177          13,455          $64,888
                                               ---------------  --------------- - -------------- ---------------
Net increase ..................................        2,042          $11,177          13,455          $64,888
                                               ===============  ===============  =============== ===============

 INSTITUTIONAL CLASS

Six months ended May 31, 2001
Shares Authorized .............................    10,000,000                       10,000,000
                                               ===============                    ===============
Sold ..........................................      407,461       $1,997,175       3,705,732       $9,834,267
Issued in reinvestment of distributions .......       21,481          106,974             --              --
Redeemed ......................................     (312,807)      (1,464,048)     (2,405,086)     (5,883,054)
                                               ---------------  --------------- - -------------- ---------------
Net increase ..................................      116,135      $   640,101       1,300,646       $3,951,213
                                               ===============  ===============  =============== ===============

Period ended November 30, 2000(3)
Shares Authorized .............................    10,000,000                       10,000,000
                                               ===============                    ===============
Sold ..........................................      733,326       $3,978,769       2,613,279      $13,114,498
Redeemed ......................................      (96,614)        (527,188)       (108,207)       (545,895)
                                               ---------------  --------------- - -------------- ---------------
Net increase ..................................      636,712       $3,451,581       2,505,072      $12,568,603
                                               ===============  ===============  =============== ===============

 C CLASS

Shares Authorized .............................    10,000,000                        10,000,000
                                               ===============                    ===============

(1) June 30, 2000 (inception) through November 30, 2000.

(2) November 14, 2000 (commencement of sale) through November 30, 2000 for Life
    Sciences. June 30, 2000 (commencement of sale) through November 30, 2000 for
    Technology.

(3) July 17, 2000 (commencement of sale) through November 30, 2000 for Life
    Sciences. July 14, 2000 (commencement of sale) through November 30, 2000 for
    Technology.


                                              www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2001.


 22     1-800-345-2021

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                          FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                              Investor Class
                                                          2001(1)          2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................ $      5.28      $      5.00
                                                      -----------      -----------
Income From Investment Operations
  Net Investment Loss(3) ............................       (0.01)           (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investment Transactions ...............       (0.14)            0.30
                                                      -----------      -----------
  Total From Investment Operations ..................       (0.15)            0.28
                                                      -----------      -----------
Distributions
  From Net Realized Gains on
    Investment Transactions .........................       (0.13)            --
                                                      -----------      -----------
Net Asset Value, End of Period ...................... $      5.00      $      5.28
                                                      ===========      ===========
  Total Return(4) ...................................       (2.82)%           5.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...        1.50%(5)         1.50%(5)
Ratio of Net Investment Loss to Average Net Assets ..  (0.46)%(5)       (0.95)%(5)
Portfolio Turnover Rate .............................          91%              64%
Net Assets, End of Period (in thousands) ............ $   231,315      $   233,785

(1)  Six months ended May 31, 2001 (unaudited).

(2)  June 30, 2000 (inception) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.


See Notes to Financial Statements       www.americancentury.com      23


Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                           Advisor Class
                                                        2001(1)     2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................  $ 5.28       $ 5.48
                                                        ------       ------
Income From Investment Operations
  Net Investment Loss(3) .............................   (0.02)       --(4)
  Net Realized and Unrealized Loss
    on Investment Transactions .......................   (0.13)       (0.20)
                                                        ------       ------
  Total From Investment Operations ...................   (0.15)       (0.20)
                                                        ------       ------
Distributions
  From Net Realized Gains
    on Investment Transactions .......................   (0.13)        --
                                                        ------       ------
Net Asset Value, End of Period .......................  $ 5.00       $ 5.28
                                                        ======       ======
  Total Return(5) ....................................   (2.82)%      (3.65)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....    1.75%(6)     1.75%(6)
Ratio of Net Investment Loss to Average Net Assets ...  (0.71)%(6)   (0.99)%(6)
Portfolio Turnover Rate ..............................      91%          64%(7)
Net Assets, End of Period (in thousands) .............  $   44       $   11

(1)  Six months ended May 31, 2001 (unaudited).

(2)  November 14, 2000 (commencement of sale) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


 24         1-800-345-2021                    See Notes to Financial Statements


Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                            Institutional Class
                                                          2001(1)        2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................    $5.28          $5.26
                                                       ----------     ----------
Income From Investment Operations
  Net Investment Loss(3) ..............................    (0.01)        (0.02)
  Net Realized and Unrealized
    Gain (Loss) on Investment Transactions ............    (0.13)          0.04
                                                       ----------     ----------
  Total From Investment Operations ....................    (0.14)          0.02
                                                       ----------     ----------
Distributions
  From Net Realized Gains
    on Investment Transactions ........................    (0.13)            --
                                                       ----------     ----------
Net Asset Value, End of Period ........................    $5.01          $5.28
                                                       ==========     ==========
  Total Return(4) .....................................    (2.63)%        0.38%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....    1.30%(5)     1.30%(5)
Ratio of Net Investment Loss to Average Net Assets ....  (0.26)%(5)   (0.80)%(5)
Portfolio Turnover Rate ...............................        91%        64%(6)
Net Assets, End of Period (in thousands) ..............     $3,774        $3,363

(1)  Six months ended May 31, 2001 (unaudited).

(2)  July 17, 2000 (commencement of sale) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


See Notes to Financial Statements            www.americancentury.com      25


Technology--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                            Investor Class
                                                        2001(1)        2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................    $3.19          $5.00
                                                      ----------     ----------
Income From Investment Operations
  Net Investment Loss(3) .............................    (0.01)        (0.02)
  Net Realized and Unrealized
    Loss on Investment Transactions ..................    (0.72)        (1.79)
                                                      ----------     ----------
  Total From Investment Operations ...................    (0.73)        (1.81)
                                                      ----------     ----------
Net Asset Value, End of Period .......................    $2.46          $3.19
                                                      ==========     ==========
  Total Return(4) ....................................   (22.88)%       (36.20)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....    1.50%(5)      1.50%(5)
Ratio of Net Investment Loss to Average Net Assets ...  (0.54)%(5)    (0.83)%(5)
Portfolio Turnover Rate ..............................       187%           125%
Net Assets, End of Period (in thousands) .............    $197,984     $195,776

(1)  Six months ended May 31, 2001 (unaudited).

(2)  June 30, 2000 (inception) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.


 26         1-800-345-2021                    See Notes to Financial Statements


Technology--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                               Advisor Class
                                                           2001(1)       2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................    $3.19          $5.00
                                                      ----------     ----------
Income From Investment Operations
  Net Investment Loss(3) .............................    (0.01)        (0.02)
  Net Realized and Unrealized
    Loss on Investment Transactions ..................    (0.73)        (1.79)
                                                      ----------     ----------
  Total From Investment Operations ...................    (0.74)        (1.81)
                                                      ----------     ----------
Net Asset Value, End of Period .......................    $2.45          $3.19
                                                      ==========     ==========
  Total Return(4) ....................................    (23.20)%    (36.20)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....    1.75%(5)     1.75%(5)
 Ratio of Net Investment Loss to Average Net Assets ..   (0.79)%(5)   (1.08)%(5)
Portfolio Turnover Rate ..............................       187%          125%
Net Assets, End of Period (in thousands) .............        $34          $43

(1)  Six months ended May 31, 2001 (unaudited).

(2)  June 30, 2000 (commencement of sale) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.


See Notes to Financial Statements            www.americancentury.com      27


Technology--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                          Institutional Class
                                                        2001(1)       2000(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................    $3.19          $5.54
                                                     ----------     ----------
Income From Investment Operations
  Net Investment Loss(3) ............................    (0.01)        (0.01)
  Net Realized and Unrealized
    Loss on Investment Transactions .................    (0.72)        (2.34)
                                                     ----------     ----------
  Total From Investment Operations ..................    (0.73)        (2.35)
                                                     ----------     ----------
Net Asset Value, End of Period ......................    $2.46          $3.19
                                                     ==========     ==========
  Total Return(4) ...................................   (22.88)%       (42.42)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...    1.30%(5)       1.30%(5)
Ratio of Net Investment Loss to Average Net Assets ..  (0.34)%(5)     (0.70)%(5)
Portfolio Turnover Rate .............................       187%         125%(6)
Net Assets, End of Period (in thousands) ............     $9,377         $7,995

(1)  Six months ended May 31, 2001 (unaudited).

(2)  July 14, 2000 (commencement of sale) through November 30, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two places. If net asset values were calculated to three places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


 28         1-800-345-2021                   See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class Shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                             www.americancentury.com      29


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY TECHNOLOGY looks for stocks of growing U.S. and foreign companies with business operations in the technology and telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

     AMERICAN CENTURY LIFE SCIENCES looks for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The S&P SUPERCOMPOSITE 1500, a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

     STANDARD & POOR'S SUPERCOMPOSITE 1500 HEALTH CARE INDEX -- Those constituents of the S&P SuperComposite 1500 that are classified under the health care economic sector make up the S&P SuperComposite 1500 Health Care Index. Nine industry groups comprise the health care economic sector: Biotechnology; Health Care (Diversified, Drugs-Generic & Other, Drugs-Major Pharmaceuticals, Hospital Management, Long-Term Care, Managed Care, Medical Products & Supplies, and Specialized Services).

     STANDARD & POOR'S SUPERCOMPOSITE 1500 TECHNOLOGY INDEX -- Those constituents that are classified under the technology economic sector of the S&P SuperComposite 1500 make up the S&P SuperComposite 1500 Technology Index. Thirteen industry groups comprise the technology economic sector: Communication Equipment; Computers (Hardware, Networking, Peripherals, and Software & Services); Electronics (Component Distributors, Defense, Instrumentation, and Semiconductors); Photography/Imaging; Equipment (Semiconductor); Services (Computer Systems and Data Processing).

[left margin]

PORTFOLIO MANAGERS
  Life Sciences
       ARNOLD DOUVILLE
       CHRISTY TURNER, CPA, CFA
==================================
  Technology
       CHRISTOPHER K. BOYD, CFA
       DOUGLAS DAY


 30     1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 23-28.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.5 billion and $11.4 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                             www.americancentury.com      31


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.5 billion. This is Lipper's market capitalization breakpoint as of May 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


 32     1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                               American Century Investment Services, Inc.
SH-SAN-26090                       (c)2001 American Century Services Corporation